UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632
Exact name of registrant as specified in charter:	PGIM High Yield Bond Fund, Inc.
Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102
Registrant’s telephone number, including area code:	800-225-1852
Date of fiscal year end:	07/31/2026
Date of reporting period:	07/31/2026

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM CREDIT CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC. (GHY)

PGIM HIGH YIELD BOND FUND, INC. (ISD)

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND (SDHY)

ANNUAL REPORT

JULY 31, 2026

To enroll in e-delivery, go to pgim.com/us/en/intermediary/resources/featured/e-delivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Credit is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2026 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/closed-end-fund-documents

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Credit Closed-End Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2026.

Financial markets rallied and the global economy remained resilient for much of the period, although renewed inflation concerns emerged in the final months as energy prices climbed amid heightened geopolitical tensions in the Middle East. Employers continued hiring, consumers continued spending, and home prices maintained their upward trajectory.

With inflation cooling, the US Federal Reserve (Fed) reduced the federal funds rate three times early in the period—by 25 basis points each in September, October, and December 2025—then held rates steady for the remainder of the period as inflation reaccelerated. Investor enthusiasm for artificial intelligence-related stocks continued to drive equity markets to record highs for most of the period, although volatility increased in the final months. For the entire period, equities in both US and international markets posted gains.

Bond markets generally produced positive but more uneven returns, as interest income and price gains during the first half of the period more than offset the impact of rising yields later. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is one of the world’s largest investment managers with more than $1 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Closed-End Funds

September 16, 2026

PGIM Credit Closed-End Funds 3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/closed-end-fund-documents.

Investment Objective

The Fund seeks to provide a high level of current income.

Price Per Share as of 7/31/2026

$12.75 Net Asset Value (NAV)

$11.66 Market Price

	Average Annual Total Returns as of 7/31/2026

	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	6.50	4.18	5.92

Market Price	-1.54	4.51	6.64

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index
	6.69	4.68	5.42

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2026

Duration	4.8 years	Average Maturity	6.4 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

4 Visit our website at pgim.com/closed-end-fund-documents

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2016) and the account values at the end of the current fiscal year (July 31, 2026), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Credit Closed-End Funds 5

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/2026 (%)

AAA	0.8

BBB	8.6

BB	46.5

B	33.5

CCC	7.0

CC	0.1

C	0.9

D	0.1

NR	3.7

Cash/Cash Equivalents	(1.1)

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distribution Rate and Dividends as of 7/31/2026

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2026

$1.26	$0.105	10.81%

Distribution Rate at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2026.

6 Visit our website at pgim.com/closed-end-fund-documents

Strategy and Performance Overview* (unaudited)

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

The PGIM Global High Yield Fund, Inc.’s shares returned -1.54% based on market price and 6.50% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2026. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 6.69%.

What were the market conditions?

●

Global high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by whipsawing geopolitical tensions and monetary policy expectations.

●

Spreads on the Bloomberg Global High Yield Bond Index tightened 20 basis points (bps) to 287 bps at the end of the period. (One basis point equals 0.01%.) Meanwhile, the credit ratings profile of the U.S. high yield market remained strong by historical standards, and balance sheets for high yield issuers were generally solid. In Europe, fundamentals continued to diverge as companies with stronger balance sheets delivered improved credit metrics, while lower-rated companies with weaker balance sheets struggled.

●

Despite heavy outflows during the first quarter of 2026, retail U.S. high yield bond fund flows were positive YTD at $441 million by the end of the reporting period. A similar pattern was seen in European high yield funds, which posted €2.6 billion of inflows through the first seven months of 2026.

●

Meanwhile, after totaling $332 billion in 2025, high yield gross issuance totaled $205 billion through the first seven months of 2026, or $89.8 billion excluding refinancing activity. In Europe, high yield gross issuance totaled €97 billion through the first seven months of 2026, while net issuance was €40 billion.

●

By quality, all credit tiers posted positive returns over the reporting period, with B-rated credits outperforming their BB-rated and CCC-rated peers. Meanwhile, the par-weighted U.S. high yield default rate, including distressed exchanges, ended the period at 2.77%, which was still below its long-term historical average but up 90 bps from the end of 2025, according to J.P. Morgan.

●

In emerging-market high yield corporates, the four months prior to the end of the reporting period saw continued spread compression, inflows, and new issue supply to the sector, marking a reversal of the spread widening that occurred around the onset of the Iran war. PGIM Credit notes that tight spreads do not mean rich spreads. Tight spreads, combined with unresolved risks, call for deliberate positioning, as well as a thorough examination of the current backdrop and potential downstream impacts from the war.

PGIM Credit Closed-End Funds 7

Strategy and Performance Overview* (continued)

What worked?

●	Having more risk in the Fund, on average, over the reporting period than the Index was the largest contributor to the Fund’s performance during the period.

●

Overall industry allocation contributed to performance during the period, with overweights relative to the Index in foreign non-corporate and other financial, and an underweight to technology contributing the most.

●	While overall security selection detracted from performance, selection in telecom, cable & satellite, and foreign non-corporate contributed most to performance.

●

In individual security selection, the Fund’s overweights relative to the Index in Digicel International Finance Ltd. (telecom), Radiate Holdings LP (cable & satellite), and DISH DBS Corp. (cable & satellite) were among the largest contributors to performance.

●	While overall sector allocation detracted from performance, overweights relative to the Index in the emerging-market high yield and euro-denominated high yield sectors contributed to performance.

What didn’t work?

●

Overall security selection detracted the most from the Fund’s performance relative to the Index during the reporting period, with selection in paper & packaging, chemicals, and consumer non-cyclicals detracting the most.

●	While overall industry allocation contributed to performance, overweights relative to the Index in cable & satellite and chemicals, and an underweight in downstream energy detracted from performance.

●

In individual security selection, the Fund’s overweights in LABL, Inc. (paper & packaging), Centrient Holding B.V. (health care & pharmaceutical), and CSC Holdings, LLC (cable & satellite), were the largest detractors from performance.

●

Overall sector allocation detracted from performance, with overweights relative to the Index in the U.S. high yield corporate and GBP-denominated high yield corporate sectors, and allocations to the U.S. bank loans and European bank loans sectors, detracting from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance and distributions?

The Fund’s use of leverage contributed to results during the reporting period as the returns of the securities purchased exceeded the cost of borrowing. At the end of the period, the Fund had borrowed $100 million and was about 16.1% leveraged. During the period, the average amount of leverage utilized by the Fund was about 15.7%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment

8 Visit our website at pgim.com/closed-end-fund-documents

strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2026, the tax character of dividends paid include an ordinary income distribution of $38,409,947 and a tax return of capital distribution of $13,200,265 or 25.6% of the total distribution of $51,610,212 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

During the reporting period, derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in U.S. dollars. Such derivatives are used in an attempt to mitigate the impact to the Fund from fluctuating currencies outside the U.S. dollar and had a negative impact on performance. The Fund held positions in credit default swaps, total return swaps (TRS), and futures to hedge credit risk and help manage its overall beta. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Overall, the use of TRS and futures contributed to performance for the period.

Current outlook

●

U.S. high yield bond spreads compressed in the second quarter of 2026 to near post-global financial crisis (GFC) tights, as strong earnings and bullish outlooks offset an uncertain macro outlook. As evidenced by the steady tightening, PGIM Credit believes investors are focused on an economic outcome that more closely resembles PGIM Credit’s overheating economic base case than stagflation/recession conditions as a result of the global energy shock.

●

With spreads now back to year-to-date tights, PGIM Credit believes risks are skewed to the downside. However, elevated rate markets and range-bound high yield spreads create an attractive carry environment. While bouts of geopolitical-driven volatility are likely over the near term, PGIM Credit believes the current fiscal and monetary outlooks are supportive for credit fundamentals and economic growth.

●

If PGIM Credit’s overheating scenario plays out, expectations are that excess returns will be flat, and U.S. high yield will outperform other sectors on a risk-adjusted basis. Meanwhile, a quick resolution with Iran could cause spreads to compress through post-GFC tights, resulting in further upside.

●

Heading into the second half of 2026, the default rate remains well below long-term averages, and overall duration is relatively short. PGIM Credit is maintaining its overweight to short-duration bonds and continues to favor high-quality issues.

●	Sector positioning includes overweights to homebuilders, telecom, and finance companies, and underweights to technology (software), media & entertainment, and

PGIM Credit Closed-End Funds 9

Strategy and Performance Overview* (continued)

retailers & restaurants. Recent adjustments include an overweight to chemicals and a reduction in the Fund’s underweight to technology. PGIM Credit has also increased the Fund’s underweight to media & entertainment.

●

PGIM Credit expects the European high yield bond and leveraged loan markets to remain resilient, supported by strong technicals. However, the upside/downside dynamic remains negatively skewed given the tight spread levels and complicated macro and geopolitical backdrop.

●

Looking ahead, PGIM Credit remains invested but cautious—running risk slightly above market neutral—and generally defensive in single-name positioning, as well as underweight cyclicals. PGIM Credit continues to focus on relative value opportunities, maintaining a high threshold for high-beta names given the wide range of potential macro outcomes.

●

For emerging-market corporates, PGIM Credit’s outlook is largely carry driven, with some bouts of volatility around geopolitical headlines and the trajectory of the global economy. Technicals are supportive amid strong demand for new issues, including crossover investor demand, given the yield pick-up to developed markets. Industries like oil & gas, commodities, and chemicals generally reported good earnings results. PGIM Credit expects overall defaults to remain contained in the 3% range for emerging-market high yield, in line with developed markets, considering very manageable refinancing needs and resiliency in the underlying emerging-market economies. PGIM Credit favors sectors like Latin American financials and oil & gas, plus Asian metals & mining and infrastructure plays across energy and transportation. PGIM Credit has become more cautious on UAE high yield property and corporates in frontier countries. The risks to the carry thesis are that an extended Iran conflict impacts global growth and high yield spreads decompress.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

10 Visit our website at pgim.com/closed-end-fund-documents

Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index is an unmanaged index which covers the universe of non-investment-grade debt in the U.S., developed markets, and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/closed-end-fund-documents.

PGIM Credit Closed-End Funds 11

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/closed-end-fund-documents.

Investment Objective

The Fund seeks to provide a high level of current income.

Price per Share as of 7/31/2026

$13.50 Net Asset Value (NAV)

$12.44 Market Price

	Average Annual Total Returns as of 7/31/2026

	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	4.80	4.09	5.95

Market Price	-4.89	4.20	6.36

Bloomberg US Corporate High Yield 1% Issuer Capped Index

	5.19	4.06	5.44

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2026

Duration	4.0 years	Average Maturity	5.2 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

12 Visit our website at pgim.com/closed-end-fund-documents

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2016) and the account values at the end of the current fiscal year (July 31, 2026), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Credit Closed-End Funds 13

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/2026 (%)

AAA	1.4

A	0.1

BBB	7.2

BB	51.9

B	25.5

CCC	8.2

CC	0.2

Not Rated	5.8

Cash/Cash Equivalents	(0.3)

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distribution Rate and Dividends as of 7/31/2026

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2026

$1.26	$0.105	10.13%

Distribution Rate at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2026.

14 Visit our website at pgim.com/closed-end-fund-documents

Strategy and Performance Overview* (unaudited)

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned -4.89% based on market price and 4.80% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2026. For the same period, the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) returned 5.19%.

What were the market conditions?

●

U.S. high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by whipsawing geopolitical tensions and U.S. Federal Reserve policy expectations.

●

Spreads on the Bloomberg U.S. Corporate High Yield Bond Index were unchanged at 279 basis points (bps) at the end of the period. (One basis point equals 0.01%.) Meanwhile, corporate balance sheets remained generally solid, and the U.S. high yield market remained at historically high levels in terms of credit quality.

●

Despite heavy outflows during the first quarter of 2026, retail U.S. high yield bond fund flows were positive YTD at $441 million by the end of the reporting period. After totaling $332 billion in 2025, high yield gross issuance totaled $205 billion through the first seven months of 2026, or $89.8 billion excluding refinancing activity.

●

By quality, all credit tiers posted positive returns over the reporting period, with B-rated credits outperforming their BB-rated and CCC-rated peers. Meanwhile, the par-weighted U.S. high yield default rate, including distressed exchanges, ended the period at 2.77%, which was still below its long-term historical average but up 90 bps from the end of 2025, according to J.P. Morgan.

What worked?

●

Overall security selection contributed the most to performance relative to the Index during the reporting period, with selection in telecom, electric & water, and cable & satellite contributing the most.

●

In individual security selection, the Fund’s overweights relative to the Index in Digicel Investments Ltd. (telecom), Radiate Holdco, LLC (cable & satellite), and DISH DBS Corp. (cable & satellite) contributed the most to performance.

●	While overall sector allocation detracted from performance, allocations in the emerging markets high yield corporates and AAA collateralized loan obligation sectors contributed to performance.

●

While overall industry allocation detracted from performance, underweights relative to the Index in technology and property & casualty, and an overweight to midstream energy contributed to performance.

PGIM Credit Closed-End Funds 15

Strategy and Performance Overview* (continued)

●	Having more risk in the Fund, on average, than the Index contributed to the Fund’s performance.

What didn’t work?

●

Overall industry allocation detracted the most from the Fund’s performance relative to the Index during the reporting period, with an overweight in cable & satellite, and underweights in automotive and retailers & restaurants detracting the most.

●

Overall sector allocation detracted from performance, with an overweight in the U.S. high yield corporate sector, and allocations to the U.S. and European bank loan sectors, detracting from performance.

●	While overall security selection contributed to the Fund’s performance, selection in media & entertainment, automotive, and paper & packaging detracted.

●	In individual security selection, overweights in First Brands Group, LLC (automotive), CSC Holdings, LLC (cable & satellite), and DSG TopCo, Inc. (media & entertainment) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund did not carry any leverage during the reporting period.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2026, the tax character of dividends paid include an ordinary income distribution of $31,172,388 and a tax return of capital distribution of $10,819,822 or 25.8% of the total distribution of $41,992,210 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

During the reporting period, the Fund held positions in a credit default swap index, total return swaps, interest rate futures, and foreign exchange forwards in an effort to hedge credit risk and manage its overall beta. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) In aggregate, these positions contributed to performance over the period.

Current outlook

●

U.S. high yield bond spreads compressed in the second quarter of 2026 to near post-global financial crisis (GFC) tights, as strong earnings and bullish outlooks offset an uncertain macro outlook. As evidenced by the steady tightening, PGIM Credit

16 Visit our website at pgim.com/closed-end-fund-documents

believes investors are focused on an economic outcome that more closely resembles PGIM Credit’s overheating economic base case than stagflation/recession conditions as a result of the global energy shock.

●

With spreads now back to year-to-date tights, PGIM Credit believes risks are skewed to the downside. However, elevated rate markets and range-bound high yield spreads create an attractive carry environment. While bouts of geopolitical-driven volatility are likely over the near term, PGIM Credit believes the current fiscal and monetary outlooks are supportive for credit fundamentals and economic growth.

●

If PGIM Credit’s overheating scenario plays out, expectations are that excess returns will be flat, and U.S. high yield will outperform other sectors on a risk-adjusted basis. Meanwhile, a quick resolution with Iran could cause spreads to compress through post-GFC tights, resulting in further upside.

●

Heading into the second half of 2026, the default rate remains well below long-term averages, and overall duration is relatively short. PGIM Credit is maintaining its overweight to short-duration bonds and continues to favor high-quality issues.

●

Sector positioning includes overweights to homebuilders, telecom, and finance companies, and underweights to technology (software), media & entertainment, and retailers & restaurants. Recent adjustments include an overweight to chemicals and a reduction in the Fund’s underweight to technology. PGIM Credit has also increased the Fund’s underweight to media & entertainment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index.

PGIM Credit Closed-End Funds 17

Strategy and Performance Overview* (continued)

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/closed-end-fund-documents.

18 Visit our website at pgim.com/closed-end-fund-documents

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/closed-end-fund-documents.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Price per Share as of 7/31/2026

$17.16 Net Asset Value (NAV)

$16.14 Market Price

	Average Annual Total Returns as of 7/31/2026

	One Year (%)	Five Years (%)	Since Inception (%)

Net Asset Value (NAV)	3.78	4.49	4.55 (11/25/2020)

Market Price	4.60	4.38	4.09 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	5.52	4.79	5.11

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2026

Duration	3.0 years	Average Maturity	3.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

PGIM Credit Closed-End Funds 19

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index by portraying the initial account values at the commencement of operations (November 25, 2020) and the account values at the end of the current fiscal year (July 31, 2026), as measured on a quarterly basis. The Fund assumes an initial investment on November 25, 2020, while the benchmark and the Index assume that the initial investment occurred on November 30, 2020. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

20 Visit our website at pgim.com/closed-end-fund-documents

Credit Quality expressed as a percentage of total investments as of 7/31/2026 (%)

AAA	1.4

BBB	10.0

BB	57.3

B	26.2

CCC	4.5

CC	0.1

NR	1.8

Cash/Cash Equivalents	(1.2)

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distribution Rate and Dividends as of 7/31/2026

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2026

$1.30	$0.108	8.03%

Distribution Rate at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2026.

PGIM Credit Closed-End Funds 21

Strategy and Performance Overview* (unaudited)

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned 4.60% based on market price and 3.78% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2026. For the same period, the Bloomberg US High Yield Ba/B 1–5 Year 1% Capped Index (the Index) returned 5.52%.

What were the market conditions?

●

U.S. high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by whipsawing geopolitical tensions and U.S. Federal Reserve policy expectations.

●

Spreads on the Bloomberg U.S. Corporate High Yield Bond Index were unchanged at 279 basis points (bps) at the end of the period. (One basis point equals 0.01%.) Meanwhile, corporate balance sheets remained generally solid, and the U.S. high yield market remained at historically high levels in terms of credit quality.

●

Despite heavy outflows during the first quarter of 2026, retail U.S. high yield bond fund flows were positive YTD at $441 million by the end of the reporting period. After totaling $332 billion in 2025, high yield gross issuance totaled $205 billion through the first seven months of 2026, or $89.8 billion excluding refinancing activity.

●

By quality, all credit tiers posted positive returns over the reporting period, with B-rated credits outperforming their BB-rated and CCC-rated peers. Meanwhile, the par-weighted U.S. high yield default rate, including distressed exchanges, ended the period at 2.77%, which was still below its long-term historical average but up 90 bps from the end of 2025, according to J.P. Morgan.

What worked?

●	Having more risk in the Fund, on average, over the reporting period than the Index contributed the most to the Fund’s performance during the period.

●	Overall security selection contributed to performance, with selection in telecom, cable & satellite, and health care & pharmaceutical contributing the most.

●

In individual security selection, the Fund’s overweights relative to the Index in Digicel International Finance Ltd. (telecom), Radiate Holdco, LLC (cable & satellite), and DISH DBS Corp. (cable & satellite) contributed to returns.

●	While overall industry allocation detracted from performance, underweights to technology and consumer non-cyclical, and an overweight to capital goods contributed to performance.

22 Visit our website at pgim.com/closed-end-fund-documents

●	While overall sector allocation detracted from performance, allocations to the emerging-markets high yield corporate and AAA collateralized loan obligation sectors contributed to performance.

What didn’t work?

●

Overall sector allocation detracted the most from performance relative to the Index during the reporting period, with an overweight to the U.S. high yield corporate sector and an allocation to the U.S. bank loans sector detracting the most.

●	Overall industry allocation detracted from performance, with underweights in automotive and upstream energy, and an overweight to cable & satellite, detracting from performance.

●	While overall security selection contributed to performance, selection in paper & packaging, automotive, and property & casualty detracted from performance.

●	In individual security selection, overweights in First Brands Group, LLC (automotive), LABL, Inc. (paper & packaging), and CSC Holdings, LLC (cable & satellite) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund did not use leverage during the reporting period.

What was the impact of the Fund’s distribution policy?

The Fund’s distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2026, the tax character of dividends paid include an ordinary income distribution of $26,794,678 and a tax return of capital distribution of $5,181,603 or 16.2% of the total distribution of $31,976,281 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

During the reporting period, the Fund held positions in a credit default swap index, total return swaps, and interest rate futures in an effort to hedge credit risk and manage its overall beta. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) In aggregate, these positions contributed to performance during the period.

Current outlook

●	U.S. high yield bond spreads compressed in the second quarter of 2026 to near post-global financial crisis (GFC) tights, as strong earnings and bullish outlooks offset

PGIM Credit Closed-End Funds 23

Strategy and Performance Overview* (continued)

an uncertain macro outlook. As evidenced by the steady tightening, PGIM Credit believes investors are focused on an economic outcome that more closely resembles PGIM Credit’s overheating economic base case than stagflation/recession conditions as a result of the global energy shock.

●

With spreads now back to year-to-date tights, PGIM Credit believes risks are skewed to the downside. However, elevated rate markets and range-bound high yield spreads create an attractive carry environment. While bouts of geopolitical-driven volatility are likely over the near term, PGIM Credit believes the current fiscal and monetary outlooks are supportive for credit fundamentals and economic growth.

●

If PGIM Credit’s overheating scenario plays out, expectations are that excess returns will be flat, and U.S. high yield will outperform other sectors on a risk-adjusted basis. Meanwhile, a quick resolution with Iran could cause spreads to compress through post-GFC tights, resulting in further upside.

●

Heading into the second half of 2026, the default rate remains well below long-term averages, and overall duration is relatively short. PGIM Credit is maintaining its overweight to short-duration bonds and continues to favor high-quality issues.

●

Sector positioning includes overweights to homebuilders, telecom, and finance companies, and underweights to technology (software), media & entertainment, and retailers & restaurants. Recent adjustments include an overweight to chemicals and a reduction in the Fund’s underweight to technology. PGIM Credit has also increased the Fund’s underweight to media & entertainment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

24 Visit our website at pgim.com/closed-end-fund-documents

Benchmark Definition

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index is an unmanaged index which covers the universe of non-investment-grade debt in the U.S., developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/closed-end-fund-documents.

PGIM Credit Closed-End Funds 25

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CPI—Consumer Price Index

CVR—Contingent Value Rights

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

IBEX—Spanish Stock Index

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LP—Limited Partnership

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

RBC—Royal Bank of Canada

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

PGIM Global High Yield Fund, Inc.

Schedule of Investments

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 118.5%

CORPORATE BONDS 86.1%

Angola 0.3%

Azule Energy Finance PLC,
Gtd. Notes, 144A(aa)	8.125%	01/23/30	1,000	$1,013,300
Gtd. Notes, 144A	8.250	01/22/31	630	638,977

				1,652,277

Argentina 1.2%

Empresa Distribuidora de Electricidad de Mendoza SA,
Sr. Unsec’d. Notes, 144A	9.750	06/11/33	550	527,038
IRSA Inversiones y Representaciones SA,
Sr. Unsec’d. Notes, 144A	8.000	03/31/35	700	723,093
Pampa Energia SA,
Sr. Unsec’d. Notes, 144A	7.750	11/14/37	300	304,283
Tecpetrol SA,
Sr. Unsec’d. Notes	7.625	11/03/30	181	185,937
Telecom Argentina SA,
Sr. Unsec’d. Notes, 144A	9.250	05/28/33	750	803,932
Sr. Unsec’d. Notes, 144A	9.500	07/18/31	265	286,856
Vista Energy Argentina SAU,
Sr. Unsec’d. Notes	7.625	12/10/35	500	516,750
Sr. Unsec’d. Notes	8.500	06/10/33	500	530,187
YPF SA,
Sr. Sec’d. Notes, 144A	9.500	01/17/31	630	668,241
Sr. Unsec’d. Notes, 144A	8.250	01/17/34	1,625	1,711,125

				6,257,442

Australia 0.4%

Coronado Finance Pty Ltd.,
Sr. Sec’d. Notes, 144A(aa)	9.250	10/01/29	765	642,600
Mineral Resources Ltd.,
Sr. Unsec’d. Notes, 144A	6.000	05/01/32	415	406,733
Sr. Unsec’d. Notes, 144A	6.250	05/01/34	190	184,775
Sr. Unsec’d. Notes, 144A	7.000	04/01/31	340	348,595
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	248	254,984
Sr. Unsec’d. Notes, 144A, MTN	8.500	05/01/30	85	87,460

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Australia (cont’d.)

PLS Group Ltd.,
Sr. Unsec’d. Notes, 144A	6.875%	05/01/31		150	$151,633

					2,076,780

Austria 0.3%

Constantia Flexibles GmbH,
Sr. Sec’d. Notes, 144A	6.250	07/15/32	EUR	1,300	1,504,717

Brazil 1.8%

Aegea Finance Sarl,
Gtd. Notes	9.000	01/20/31		400	388,440
Braskem Netherlands Finance BV,
Gtd. Notes(aa)	4.500	01/31/30(d)		2,000	1,085,000
Gtd. Notes, 144A(aa)	8.500	01/12/31(d)		815	461,901
CSN Inova Ventures,
Gtd. Notes	6.750	01/28/28		750	625,650
CSN Resources SA,
Gtd. Notes, 144A	8.875	12/05/30		1,000	707,500
LD Celulose International GmbH,
Sr. Sec’d. Notes, 144A	7.950	01/26/32		270	280,976
Light SA,
Unsec’d. Notes	23.382(s)	08/31/27		244	36,644
Light Servicos de Eletricidade SA,
Sec’d. Notes	2.260	12/19/37		242	60,564
Sr. Sec’d. Notes	4.210	12/19/32		570	415,924
MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31		1,330	1,165,590
Minerva Luxembourg SA,
Gtd. Notes, 144A	7.500	04/22/36		750	715,462
Gtd. Notes, 144A	8.875	09/13/33		1,000	1,035,500
Nova Securitisation Sarl,
Sr. Sec’d. Notes, 144A	6.500	02/03/36		500	455,000
Raizen Fuels Finance SA,
Gtd. Notes	6.250	07/08/32(d)		800	422,000
Gtd. Notes	6.450	03/05/34(d)		650	342,875

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 29

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil (cont’d.)

Rede D’or Finance Sarl,
Gtd. Notes, 144A	6.550%	04/28/36	600	$577,146

Usiminas International Sarl,
Gtd. Notes, 144A	7.500	01/27/32	800	821,688

				9,597,860

Canada 3.0%

1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A(aa)	4.000	10/15/30	250	235,117
Sr. Sec’d. Notes, 144A(aa)	3.500	02/15/29	490	468,636
Sr. Sec’d. Notes, 144A	3.875	01/15/28	25	24,544
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28	1,225	1,108,747
Gtd. Notes, 144A	5.000	02/15/29	75	57,375
Gtd. Notes, 144A	5.250	01/30/30	325	220,188
Gtd. Notes, 144A(aa)	5.250	02/15/31	450	278,437
Gtd. Notes, 144A	6.250	02/15/29	425	333,625
Gtd. Notes, 144A	7.000	01/15/28	200	180,434
Sr. Sec’d. Notes, 144A	4.875	06/01/28	225	209,768
Sr. Sec’d. Notes, 144A	11.000	09/30/28	200	204,242
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	665	684,950
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	345	355,350
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	525	546,656
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	500	546,605
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,250	1,162,550
Sr. Unsec’d. Notes, 144A(aa)	5.000	06/15/29	825	782,191
Capstone Copper Corp.,
Gtd. Notes, 144A	6.750	03/31/33	265	265,254
Champion Iron Canada, Inc.,
Gtd. Notes, 144A	7.875	07/15/32	340	348,500
Empire Communities Corp.,
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	645	661,009
goeasy Ltd.,
Gtd. Notes, 144A	6.875	02/15/31	213	189,455
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	375	341,655

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

Hudbay Minerals, Inc.,
Gtd. Notes, 144A(aa)	6.125%	04/01/29	980	$980,794
Kronos Acquisition Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	595	182,963
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	950	907,592
Sr. Unsec’d. Notes, 144A	6.000	12/15/33	560	532,846
New Flyer Holdings, Inc.,
Sec’d. Notes, 144A	9.250	07/01/30	545	582,730
Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	807	810,293
Skeena Resources Ltd.,
Sr. Sec’d. Notes, 144A(aa)	8.500	04/01/31	1,045	1,089,412
Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	240	231,329
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC,
Sr. Sec’d. Notes, 144A	9.500	05/15/30	700	631,750
Trekor Metals Ltd.,
Sr. Sec’d. Notes, 144A	8.250	05/01/30	410	425,313

				15,580,310

Chile 0.1%

Telefonica Moviles Chile SA,
Sr. Unsec’d. Notes	3.537	11/18/31	750	591,563

China 0.1%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25(d)	1,120	44,800
Franshion Brilliant Ltd.,
Gtd. Notes	4.250	07/23/29	200	185,090
Vanke Real Estate Hong Kong Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	3.975	11/09/27	200	99,772

				329,662

Colombia 1.3%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/15/33	500	459,375

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 31

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Colombia (cont’d.)

Banco Davivienda SA,
Sub. Notes, 144A	8.125%(ff)	07/02/35		500	$514,500
Bancolombia SA,
Sub. Notes(aa)	8.625(ff)	12/24/34		750	790,313
Colombia Telecomunicaciones SA ESP,
Sr. Unsec’d. Notes	4.950	07/17/30		300	283,335
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31		500	454,250
Sr. Unsec’d. Notes	5.875	05/28/45		695	552,629
Sr. Unsec’d. Notes(aa)	6.875	04/29/30		1,400	1,416,380
Sr. Unsec’d. Notes	8.875	01/13/33		690	744,165
EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU,
Sr. Sec’d. Notes, 144A	8.499	06/30/32		200	207,452
Grupo Nutresa SA,
Gtd. Notes, 144A(aa)	9.000	05/12/35		1,000	1,107,038
Parex Resources, Inc.,
Gtd. Notes, 144A	8.500	05/11/31		400	405,000

					6,934,437

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375	12/30/30		216	214,460
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		270	280,168

					494,628

Czech Republic 0.2%

CPI Property Group SA,
Sr. Unsec’d. Notes, EMTN	1.750	01/14/30	EUR	750	745,416

Denmark 0.2%

TDC Brands A/S,
Sr. Sec’d. Notes	8.000	04/30/31	EUR	775	885,362

El Salvador 0.1%

Comision Ejecutiva Hidroelectrica del Rio Lempa,
Gov’t. Gtd. Notes	8.650	01/24/33		615	658,819

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France 2.0%

Alstom SA,
Sub. Notes(aa)	5.868%(ff)	05/29/29(oo)	EUR	1,200	$1,417,946
Altice France SA,
Sr. Sec’d. Notes, 144A(aa)	4.750	10/15/30	EUR	866	969,104
Banijay Gaming SAS,
Sr. Sec’d. Notes	5.125	12/10/31	EUR	550	640,391
Sr. Sec’d. Notes, 144A	5.125	12/10/31	EUR	750	874,651
Emeria SASU,
Sr. Sec’d. Notes(aa)	3.375	03/31/28	EUR	2,100	1,916,103
Eutelsat Communications SACA,
Gtd. Notes	5.750	03/15/31	EUR	500	587,190
Gtd. Notes, 144A	5.750	03/15/31	EUR	500	586,611
Gtd. Notes, 144A	6.250	03/15/33	EUR	475	560,714
Flamingo Lux II SCA,
Sr. Unsec’d. Notes	5.000	03/31/29	EUR	100	37,439
Forvia SE,
Sr. Unsec’d. Notes(aa)	5.500	06/15/31	EUR	1,300	1,526,206
Iliad Holding SAS,
Sr. Sec’d. Notes, 144A	7.000	10/15/28		255	255,196
Sr. Sec’d. Notes, 144A	7.000	04/15/32		400	403,077
Sr. Sec’d. Notes, 144A	8.500	04/15/31		395	415,244
Valeo SE,
Sr. Unsec’d. Notes, EMTN	4.625	03/23/32	EUR	300	343,987

					10,533,859

Germany 0.5%

Bayer AG,
Jr. Sub. Notes	5.375(ff)	03/25/82	EUR	100	116,960
Jr. Sub. Notes	5.500(ff)	09/13/54	EUR	300	353,089
Nidda Healthcare Holding GmbH,
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)(aa)	5.533(c)	10/15/32	EUR	1,325	1,525,838
ZF North America Capital, Inc.,
Gtd. Notes, 144A	7.500	03/24/31		325	326,625

					2,322,512

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 33

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Ghana 0.0%

Kosmos Energy Ltd.,
Gtd. Notes	8.750%	10/01/31		200	$174,774

Greece 0.5%

Eurobank SA,
Sub. Notes, EMTN (aa)	4.125(ff)	04/29/37	EUR	2,175	2,439,620

Guatemala 0.8%

Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, Gtd. Notes	5.250	04/27/29		700	683,690

CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		1,160	1,084,600

Industrial Subordinated Trust 2.0,
Sub. Notes, 144A	6.550(ff)	04/15/36		1,000	1,005,100

Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		1,200	1,105,592
Sr. Unsec’d. Notes, 144A	7.375	04/02/32		500	511,563

					4,390,545

Hong Kong 0.3%

NWD MTN Ltd.,
Gtd. Notes	8.625	02/08/28		435	419,775
Gtd. Notes, EMTN	4.500	05/19/30		1,655	1,365,375

					1,785,150

India 0.7%

Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27		551	543,670

Greenko Power II Ltd.,
Sr. Sec’d. Notes	4.300	12/13/28		270	259,002

Vedanta Resources Finance II PLC,
Sr. Sec’d. Notes, 144A(aa)	7.375	07/13/34		2,600	2,590,952

					3,393,624

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.0%

Nickel Industries Ltd.,
Sr. Unsec’d. Notes	9.000%	09/30/30		200	$203,524

Ireland 0.6%

Cedacri SpA,
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.625% (Cap N/A, Floor 4.625%)	6.908(c)	05/15/28	EUR	200	226,347

eircom Finance DAC,
Sr. Sec’d. Notes(aa)	5.000	04/30/31	EUR	1,350	1,571,993

GGAM Finance Ltd.,
Gtd. Notes, 144A	8.000	02/15/27		225	224,964
Sr. Unsec’d. Notes, 144A	8.000	06/15/28		125	129,065

Virgin Media O2 Vendor Financing Notes V DAC,
Sr. Sec’d. Notes	7.875	03/15/32	GBP	400	363,866

Virgin Media O2 Vendor Financing Notes VI DAC,
Sr. Sec’d. Notes, 144A(aa)	8.500	03/15/33		980	619,850

					3,136,085

Israel 0.6%

Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375	03/30/28		1,750	1,728,125
Sr. Sec’d. Notes, 144A	5.875	03/30/31		427	407,587

Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,138,313

					3,274,025

Italy 0.8%

Conceria Pasubio SpA,
Sr. Sec’d. Notes, 144A	9.500	07/31/32	EUR	700	794,363

FIS Fabbrica Italiana Sintetici SpA,
Sr. Sec’d. Notes, 144A(aa)	5.250	02/05/31	EUR	925	1,072,008

Neopharmed Gentili SpA,
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	5.543(c)	06/29/33	EUR	775	895,518

TeamSystem SpA,
Sr. Sec’d. Notes, 144A	6.500	07/01/32	EUR	1,175	1,344,834

					4,106,723

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 35

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (Continued)

Jamaica 0.3%

Digicel Group Holdings Ltd.,
Sr. Sec’d. Notes, Series 1B14, 144A	0.000%	12/31/30		125		$13
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30		43		—

Digicel International Finance Ltd./DIFL US LLC,
Sr. Sec’d. Notes, 144A	8.625	08/01/32		1,430		1,472,006

						1,472,019

Japan 1.6%

Nissan Motor Co. Ltd., Sr. Unsec’d. Notes(aa)	5.250	07/17/29	EUR	1,550		1,809,895
Sr. Unsec’d. Notes, 144A(aa)	5.250	07/17/29	EUR	2,100		2,452,115
Sr. Unsec’d. Notes, 144A	6.375	07/17/33	EUR	400		471,655
Sr. Unsec’d. Notes, 144A(aa)	7.500	07/17/30		890		908,913

SoftBank Group Corp.,
Sr. Unsec’d. Notes	3.875	07/06/32	EUR	300		307,891
Sr. Unsec’d. Notes(aa)	5.875	07/10/31	EUR	2,300		2,622,208

						8,572,677

Luxembourg 1.7%

Altice Financing SA,
Sr. Sec’d. Notes	3.000	01/15/28	EUR	900		669,404

ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27(d)		—	(r)	—

Essendi SA,
Sr. Sec’d. Notes	5.500	11/15/31	EUR	1,075		1,249,913
Sr. Sec’d. Notes	5.625	05/15/32	EUR	200		232,881

Herens Midco Sarl,
Gtd. Notes	5.250	05/15/29	EUR	3,350		2,491,418

INEOS Finance PLC,
Sr. Sec’d. Notes	6.375	04/15/29	EUR	150		169,810
Sr. Sec’d. Notes	7.250	03/31/31	EUR	375		406,154

ION Platform Finance Sarl,
Sr. Sec’d. Notes	6.875	09/30/32	EUR	700		652,230
Sr. Sec’d. Notes, 144A	6.875	09/30/32	EUR	1,100		1,024,932

Monitchem HoldCo 3 SA,
Sr. Sec’d. Notes, 144A	8.000	07/15/31	EUR	675		763,517

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Luxembourg (cont’d.)

Summer BC Holdco B Sarl,
Sr. Sec’d. Notes	5.875%	02/15/30	EUR	475	$462,881
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.250% (Cap N/A, Floor 0.000%)	6.533(c)	02/15/30	EUR	925	900,365

					9,023,505

Macau 0.3%

Studio City Finance Ltd.,
Gtd. Notes, 144A	5.000	01/15/29		600	573,684

Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	08/26/28		725	715,358

					1,289,042

Mexico 3.6%

Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		750	710,812

COX Asset Mexico SA de CV,
Sr. Sec’d. Notes, 144A(aa)	7.750	05/08/36		1,000	1,000,053

Grupo Televisa SAB,
Sr. Unsec’d. Notes(aa)	5.000	05/13/45		1,000	684,130

Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A(aa)	3.625	06/28/31		1,230	1,038,981

Orbia Advance Corp. SAB de CV,
Gtd. Notes	5.500	01/15/48		400	298,292
Gtd. Notes	5.875	09/17/44		300	239,850

Petroleos Mexicanos,
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,821,771
Gtd. Notes	6.700	02/16/32		545	544,074
Gtd. Notes(aa)	6.840	01/23/30		2,600	2,641,210
Gtd. Notes(aa)	7.690	01/23/50		3,555	3,180,658
Gtd. Notes	10.000	02/07/33		145	167,620
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	811	926,152
Gtd. Notes, MTN(aa)	6.750	09/21/47		1,825	1,497,321

Saavi Energia Sarl,
Sr. Unsec’d. Notes, 144A	8.875	02/10/35		1,350	1,463,535

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 37

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Tierra Mojada Luxembourg II Sarl,
Sr. Sec’d. Notes, 144A	5.750%	12/01/40		409	$384,297

Total Play Telecomunicaciones SA de CV,
Sr. Sec’d. Notes, 144A(aa)	11.125	12/31/32		2,374	2,323,489

					18,922,245

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	273,437
Sr. Unsec’d. Notes	7.500	05/02/54		235	240,971

					514,408

Netherlands 1.1%

Centrient Holding BV,
Sr. Sec’d. Notes(aa)	6.750	05/30/30	EUR	2,400	2,236,188
Sr. Sec’d. Notes, 144A	6.750	05/30/30	EUR	550	513,307

Nouryon Finance BV,
Sr. Sec’d. Notes, 144A	6.125	07/15/31	EUR	650	760,036

Trivium Packaging Finance BV,
Sr. Sec’d. Notes(aa)	6.625	07/15/30	EUR	2,050	2,452,795

					5,962,326

Nigeria 0.1%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250	11/29/28		645	642,239

Pakistan 0.3%

Veon Midco BV,
Gtd. Notes, 144A (aa)	9.000	07/15/29		1,250	1,303,750

Panama 0.1%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375	05/31/30		356	335,204

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.2%

Orazul Energy Peru SA,
Sr. Unsec’d. Notes, 144A	6.250%	09/17/32		550	$547,608

Volcan Cia Minera SAA,
Sr. Sec’d. Notes	8.500	10/28/32		600	619,134

					1,166,742

Russia 0.0%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950	04/15/30(d)		1,500	75,000
Sub. Notes, 144A	5.950	04/15/30(d)		985	49,250

Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600	02/17/27(d)(oo)		1,500	54,188

					178,438

Serbia 0.1%

Telecommunications Co. Telekom Srbija AD Belgrade,
Sr. Unsec’d. Notes, 144A	7.000	10/28/29		415	413,709

Slovenia 0.5%

United Group BV,
Sr. Sec’d. Notes(aa)	6.500	10/31/31	EUR	1,025	1,214,483
Sr. Sec’d. Notes, 144A	6.375	05/14/33	EUR	1,300	1,495,347

					2,709,830

South Africa 1.0%

Eskom Holdings,
Sr. Unsec’d. Notes, MTN	8.450	08/10/28		590	618,025

Sasol Financing USA LLC,
Gtd. Notes	5.500	03/18/31		500	465,660
Gtd. Notes(aa)	6.500	09/27/28		1,000	1,008,140
Gtd. Notes, 144A(aa)	8.750	05/03/29		2,100	2,196,600

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 39

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Africa (cont’d.)

Sibanye-Stillwater UK Financing PLC,
Gtd. Notes, 144A	6.250%	11/15/31		630	$620,651

Transnet,
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/06/28		510	526,911

					5,435,987

Spain 1.3%

Celsa Opco SA,
Sr. Sec’d. Notes, 144A(aa)	8.250	12/15/30	EUR	1,100	1,344,573

Grifols SA,
Sr. Sec’d. Notes(aa)	7.125	05/01/30	EUR	2,650	3,179,655

Telefonica Europe BV,
Gtd. Notes(aa)	2.376(ff)	02/12/29(oo)	EUR	2,100	2,294,831

					6,819,059

Sweden 0.1%

Samhallsbyggnadsbolaget I Norden Holding AB,
Gtd. Notes	0.750	11/14/28	EUR	600	612,544

Switzerland 0.3%

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,
Sr. Unsec’d. Notes, 144A	8.750	01/15/32		565	555,112
Sr. Unsec’d. Notes, 144A(aa)	9.500	06/01/28		1,020	1,032,750

					1,587,862

Thailand 0.1%

GC Treasury Center Co. Ltd.,
Gtd. Notes, 144A	6.500(ff)	09/10/30(oo)		714	699,863

Turkey 1.4%

Akbank TAS,
Sub. Notes(aa)	7.875(ff)	09/04/35		1,000	997,040

Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.250	09/01/29		945	941,192

Limak Yenilenebilir Enerji A/S,
Sr. Unsec’d. Notes	9.625	08/12/30		750	740,932

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Turkey (cont’d.)

Sisecam UK PLC,
Gtd. Notes, 144A	8.250%	05/02/29		415	$423,080

TAV Havalimanlari Holding A/S,
Gtd. Notes, 144A(aa)	8.500	12/07/28		500	512,500

Turk Telekomunikasyon A/S,
Sr. Unsec’d. Notes, 144A(aa)	7.375	05/20/29		1,100	1,116,060

Turkcell Iletisim Hizmetleri A/S,
Sr. Unsec’d. Notes, 144A(aa)	7.650	01/24/32		1,000	1,027,360

Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN(aa)	9.375	10/19/28		1,000	1,067,060

WE Soda Investments Holding PLC,
Sr. Sec’d. Notes, 144A	9.500	10/06/28		300	300,000

					7,125,224

Ukraine 0.0%

MHP Lux SA,
Gtd. Notes	10.500	07/28/29		200	207,750

United Arab Emirates 0.2%

Alpha Star Holding IX Ltd.,
Gtd. Notes	7.000	08/26/28		500	487,875

Sobha Sukuk I Holding Ltd.,
Sr. Unsec’d. Notes, EMTN	7.996	02/19/29		300	288,000

					775,875

United Kingdom 7.1%

A&K Travel Group Holdings Ltd.,
Gtd. Notes, 144A	7.500	05/15/33		630	627,178

Ardonagh Finco Ltd.,
Sr. Sec’d. Notes	6.875	02/15/31	EUR	500	575,422

Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes	8.000	07/01/31	EUR	625	694,942
Sr. Sec’d. Notes(aa)	8.125	05/14/30	GBP	1,875	2,359,666

Boots Group Finco LP,
Sr. Sec’d. Notes	5.375	08/31/32	EUR	625	733,829
Sr. Sec’d. Notes, 144A	5.375	08/31/32	EUR	225	264,185

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 41

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Brightstar Lottery PLC/Brightstar Global Solutions Corp.,
Sr. Sec’d. Notes, 144A	5.750%	01/15/33		590	$568,241

Canary Wharf Group Investment Holdings PLC,
Sr. Sec’d. Notes(aa)	3.375	04/23/28	GBP	2,675	3,443,573

CD&R Firefly Bidco PLC, Sr. Sec’d. Notes(aa)	8.625	04/30/29	GBP	1,950	2,706,903
Sr. Sec’d. Notes, 144A(aa)	8.625	04/30/29	GBP	1,800	2,497,807

Connect Finco Sarl/Connect US Finco LLC,
Sr. Sec’d. Notes, 144A	9.000	09/15/29		250	262,172

Deuce Finco PLC,
Sr. Sec’d. Notes	7.000	11/20/31	GBP	1,700	2,320,628

Flutter Treasury DAC,
Sr. Sec’d. Notes, 144A(aa)	6.125	06/04/31	GBP	2,000	2,668,734

Gatwick Airport Finance PLC,
Sr. Sec’d. Notes(aa)	6.000	11/21/30	GBP	1,075	1,430,808

Heathrow Finance PLC,
Sr. Sec’d. Notes(aa)	6.625	03/01/31	GBP	1,175	1,583,194

INEOS Quattro Finance 2 PLC,
Sr. Sec’d. Notes(aa)	6.750	04/15/30	EUR	900	823,102

Jerrold Finco PLC,
Sr. Sec’d. Notes(aa)	7.875	04/15/30	GBP	1,875	2,565,429

Macquarie Airfinance Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	6.400	03/26/29		75	76,996

Motion Finco Sarl,
Sr. Sec’d. Notes	7.375	06/15/30	EUR	1,800	1,702,049

Pinewood Finco PLC,
Sr. Sec’d. Notes, 144A	6.375	07/31/32	GBP	1,150	1,550,388

Stonepeak Motion Holdco Ltd./Stonepeak Motion Finco LLC,
Sr. Sec’d. Notes, 144A	5.000	07/15/33	EUR	675	779,278

TalkTalk Telecom Group Ltd.,
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK 11.750%^	11.750	03/01/28(d)	GBP	2,385	3

Thames Water Utilities Finance PLC,
Sr. Sec’d. Notes, EMTN(x)	4.375	01/18/33	EUR	1,150	779,004
Sr. Sec’d. Notes, EMTN(x)	7.125	04/30/33	GBP	400	323,727

Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes(aa)	4.125	08/15/30	GBP	1,250	1,413,082

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Vmed O2 UK Financing I PLC,
Sr. Sec’d. Notes(aa)	4.500%	07/15/31	GBP	1,200	$1,318,512
Sr. Sec’d. Notes(aa)	5.625	04/15/32	EUR	850	847,883

Zegona Finance PLC,
Sr. Sec’d. Notes, 144A	4.250	01/15/32	EUR	2,000	2,289,692

					37,206,427

United States 47.9%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A(aa)	10.000	04/15/32		1,820	1,858,675

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29		675	635,725

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30		320	309,649
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/01/29		1,950	1,869,431

AdaptHealth LLC,
Gtd. Notes, 144A(aa)	4.625	08/01/29		675	652,044
Gtd. Notes, 144A(aa)	5.125	03/01/30		675	652,210
Gtd. Notes, 144A	6.125	08/01/28		505	505,000

AECOM,
Gtd. Notes, 144A	6.000	08/01/33		235	233,710

Aethon IV Newco LLC,
Sr. Unsec’d. Notes^(x)	0.000	09/30/31		850	850,000

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29		95	98,606

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		100	94,137
Gtd. Notes, 144A	5.625	03/31/32		275	261,598

Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/31		1,530	1,589,855

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30		745	761,043
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		200	198,414

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		200	196,650

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 43

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750%	04/20/29		458	$455,469
American Axle & Manufacturing, Inc.,
Gtd. Notes, 144A	7.750	10/15/33		490	482,234
Sr. Sec’d. Notes, 144A	6.375	10/15/32		330	328,279
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.875	06/01/31		420	426,678
Sr. Unsec’d. Notes, 144A	9.500	06/01/30		450	482,438
AMN Healthcare, Inc.,
Gtd. Notes, 144A(aa)	4.000	04/15/29		1,525	1,465,601
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30		525	506,746
Sr. Unsec’d. Notes, 144A	6.375	03/15/33		235	236,666
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29		71	68,383
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29		175	174,466
Gtd. Notes, 144A	5.750	07/01/34		195	190,882
Gtd. Notes, 144A	6.625	02/01/32		185	188,251
APLD ComputeCo 2 LLC,
Sr. Sec’d. Notes, 144A(aa)	6.750	03/15/31		890	870,291
APLD ComputeCo 3 LLC,
Sr. Sec’d. Notes, 144A	7.000	06/15/31		595	580,812
APLD ComputeCo LLC,
Sr. Sec’d. Notes, 144A	9.250	12/15/30		550	584,600
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.000	08/15/31		795	798,781
Archrock Services LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A	6.000	02/01/34		300	293,674
Ardagh Group SA,
Sec’d. Notes, 144A, Cash coupon 5.500% and PIK 6.500%	11.000	12/01/30		621	574,357
Sr. Sec’d. Notes, 144A	9.500	12/01/30		1,851	1,962,538
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A	6.250	01/30/31		400	401,484
Sr. Unsec’d. Notes(aa)	3.000	09/01/29	EUR	1,500	1,669,288
Sr. Unsec’d. Notes, 144A	4.000	09/01/29		300	284,741

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000%	10/01/30	400	$416,532
Unsec’d. Notes, 144A	11.500	10/01/31	105	111,939
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	6.625	07/15/33	505	507,144
Gtd. Notes, 144A	9.000	11/01/27	568	603,654
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	110	109,628
Sr. Unsec’d. Notes, 144A	6.625	10/15/32	340	342,105
Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43	150	152,463
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	08/01/29	1,425	1,369,335
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	25	23,755
Sr. Unsec’d. Notes, 144A	6.875	08/01/33	375	374,415
Asurion LLC/Asurion Co-Issuer, Inc.,
Sec’d. Notes, 144A(aa)	8.375	02/01/34	1,425	1,298,656
Sr. Sec’d. Notes, 144A(aa)	8.000	12/31/32	900	910,053
Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	75	75,991
Sr. Unsec’d. Notes, 144A	6.250	03/15/33	315	319,606
Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31	410	421,788
Gtd. Notes, 144A	7.750	04/15/30	690	713,998
B&G Foods, Inc.,
Gtd. Notes, 144A	11.000	06/15/31	555	492,499
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	7.250	10/15/29	1,300	1,317,135
Gtd. Notes, 144A	7.500	03/15/31	295	296,471
Gtd. Notes, 144A	8.000	01/15/32	295	301,710
BioMarin Pharmaceutical, Inc.,
Gtd. Notes, 144A	5.500	02/15/34	485	472,970
Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31	675	673,764
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	150	154,025
Sr. Unsec’d. Notes, 144A	7.250	07/15/32	65	66,769

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 45

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bond US Bidco 1, Inc./Bidco 2/Bidco 3/German Bidco 1 GmbH/German Bidco 2,
Sr. Sec’d. Notes, 144A	6.500%	06/15/33	EUR	675	$782,956
Brandywine Operating Partnership LP,
Gtd. Notes	6.125	01/15/31		570	547,131
Gtd. Notes	8.875	04/12/29		200	210,022
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	6.750	05/15/31		300	305,919
Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32		210	215,382
Caesars Entertainment, Inc.,
Gtd. Notes, 144A(aa)	4.625	10/15/29		1,273	1,211,453
Sr. Sec’d. Notes, 144A	6.500	02/15/32		515	492,735
Sr. Sec’d. Notes, 144A(aa)	7.000	02/15/30		675	677,493
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.750	08/01/28		600	308,948
Carnival Corp. Ltd.,
Gtd. Notes, 144A	5.750	08/01/32		75	74,354
Carrix, Inc.,
Sr. Sec’d. Notes, 144A	6.125	08/01/33		480	477,881
Carvana Co.,
Sr. Sec’d. Notes, 144A(aa)(x)	9.000	06/01/30		1,220	1,258,713
Sr. Sec’d. Notes, 144A(aa)(x)	9.000	06/01/31		2,006	2,207,376
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A(aa)	5.375	06/01/29		1,590	1,546,130
Sr. Unsec’d. Notes	4.500	05/01/32		180	155,254
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31		150	132,800
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30		575	537,310
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28		400	395,561
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27		938	936,126
Sr. Unsec’d. Notes, 144A	7.000	02/01/33		1,125	1,077,798
Sr. Unsec’d. Notes, 144A	7.375	02/01/36		570	542,796
Centene Corp.,
Sr. Unsec’d. Notes(aa)	2.500	03/01/31		1,029	895,761
Sr. Unsec’d. Notes	2.625	08/01/31		952	825,367
Sr. Unsec’d. Notes	3.000	10/15/30		825	742,415
Sr. Unsec’d. Notes	3.375	02/15/30		525	486,215
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32		490	498,474

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Chemours Co. (The),
Gtd. Notes, 144A	7.875%	03/15/34	420	$408,678
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30	275	254,409
Sr. Sec’d. Notes, 144A	6.000	01/15/29	350	345,146
Sr. Sec’d. Notes, 144A	9.750	01/15/34	285	288,733
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	485	494,731
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	8.375	01/15/29	125	128,319
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	6.750	09/15/32	110	111,243
Sr. Sec’d. Notes, 144A	6.750	02/15/30	80	81,997
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	4.625	03/01/29	300	291,201
Gtd. Notes, 144A(aa)	6.750	04/15/30	810	814,900
Gtd. Notes, 144A	6.875	11/01/29	555	560,373
Gtd. Notes, 144A	7.000	03/15/32	380	380,984
Gtd. Notes, 144A	7.375	05/01/33	305	308,167
Gtd. Notes, 144A	7.500	09/15/31	50	51,023
Gtd. Notes, 144A	7.625	01/15/34	355	359,265
Clue Opco LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/15/31	1,657	1,627,125
Clydesdale Acquisition Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/32	615	585,870
Coeur Mining, Inc.,
Gtd. Notes, 144A	5.125	02/15/29	240	237,149
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	475	486,180
Columbus McKinnon Corp.,
Sr. Sec’d. Notes, 144A	7.125	02/01/33	255	257,093
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	180	176,973
CompoSecure Holdings LLC,
Sr. Sec’d. Notes, 144A	5.625	02/01/33	375	360,069
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	550	518,068
Gtd. Notes, 144A(aa)	6.750	03/01/29	825	812,547
Connect Holding II LLC,
Sr. Sec’d. Notes, 144A(aa)	10.500	04/03/31	1,590	1,556,816

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 47

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Core & Main LP,
Gtd. Notes, 144A	6.000%	07/01/34	144	$143,243
Core Scientific Finance I LLC,
Sr. Sec’d. Notes, 144A	7.750	05/15/31	795	778,810
CoreLogic, Inc.,
Sec’d. Notes, 144A	12.000	02/01/32	680	636,815
Sr. Sec’d. Notes, 144A	9.000	08/01/31	1,135	1,118,529
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	395	357,299
Gtd. Notes, 144A(aa)	9.250	06/01/30	1,500	1,407,234
Gtd. Notes, 144A	9.625	07/15/32	400	358,551
Gtd. Notes, 144A(aa)	9.750	10/01/31	841	763,421
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	585	74,630
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%(aa)(x)	10.000	05/07/29	1,261	1,068,691
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	225	202,474
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.375	01/15/33	565	567,619
Gtd. Notes, 144A(aa)	7.625	04/01/32	125	126,369
Gtd. Notes, 144A	7.875	04/15/32	330	336,115
Gtd. Notes, 144A	8.375	01/15/34	365	376,489
Gtd. Notes, 144A	9.750	10/15/30	175	186,104
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	112,139
Gtd. Notes, 144A	4.125	12/01/30	700	393,431
Gtd. Notes, 144A(aa)	5.375	02/01/28	1,725	999,045
Gtd. Notes, 144A(aa)	5.500	04/15/27	1,300	804,216
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	1,750	369,509
Cyprium Corp./Cyprium Holdings Luxembourg Sarl,
Gtd. Notes, 144A	6.125	04/15/31	410	407,175
Gtd. Notes, 144A	6.375	04/15/34	565	557,408
DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	1,470	1,356,582
Gtd. Notes, 144A(aa)	4.625	06/01/30	2,300	2,216,239
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	600	616,714

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Discovery Global Holdings, Inc.,
Gtd. Notes	5.141%	03/15/52	2,030	$1,298,532
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	150	135,828
Gtd. Notes	7.375	07/01/28(d)	415	397,657
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	375	342,844
Sr. Sec’d. Notes, 144A	7.250	10/15/30	190	194,809
Sr. Unsec’d. Notes	4.750	02/15/28	450	441,884
Dorman Products, Inc.,
Gtd. Notes, 144A	6.250	06/15/34	260	261,069
Dream Finders Homes, Inc.,
Gtd. Notes, 144A	6.875	09/15/30	335	327,045
EchoStar Corp.,
Sr. Sec’d. Notes(aa)	10.750	11/30/29	1,500	1,622,314
ELK Grove Village Property LLC,
Sr. Sec’d. Notes, 144A	7.500	06/15/31	240	230,960
Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	6.625	04/15/31	605	607,168
Sr. Sec’d. Notes, 144A	6.625	06/01/32	390	390,532
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29	163	157,035
Gtd. Notes, 144A	6.000	09/15/33	600	569,959
Esab Corp.,
Gtd. Notes, 144A	6.250	04/15/29	100	101,063
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30	825	810,142
Sr. Sec’d. Notes, 144A	4.625	01/15/29	175	169,962
FirstCash, Inc.,
Gtd. Notes, 144A	6.125	05/01/34	75	73,875
Five Point Operating Co. LP,
Gtd. Notes, 144A	8.000	10/01/30	365	373,697
Flash Compute LLC,
Sr. Sec’d. Notes, 144A	7.250	12/31/30	380	383,840
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000	03/01/28	675	669,727
Gtd. Notes, 144A(aa)	6.500	03/15/33	825	828,047

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 49

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500%	06/01/31	655	$665,810
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	450	450,634
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	05/01/31	850	818,562
Sr. Unsec’d. Notes, 144A	8.000	02/01/32	300	297,708
Sr. Unsec’d. Notes, 144A	9.125	05/15/31	250	256,492
Sr. Unsec’d. Notes, 144A(aa)	9.250	02/01/29	1,085	1,119,984
FS KKR Capital Corp., Sr. Unsec’d. Notes	7.500	08/01/31	340	340,269
Gap, Inc. (The),
Gtd. Notes, 144A(aa)	3.875	10/01/31	925	838,650
Garrett Motion Holdings, Inc./Garrett LX I Sarl,
Gtd. Notes, 144A(aa)	7.750	05/31/32	370	384,340
GB AIT Buyer, Inc.,
Sr. Unsec’d. Notes, 144A	8.750	04/30/34	180	178,864
Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	470	462,717
Gtd. Notes, 144A	7.125	09/30/30	350	355,305
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.500	02/01/34	270	249,764
Gtd. Notes, 144A	5.625	07/01/31	410	398,144
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	635	619,125
Gtd. Notes, 144A	6.750	01/15/31	190	192,246
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	50	50,271
Gtd. Notes, 144A	7.125	07/01/33	320	324,401
Gtd. Notes, 144A	8.250	01/15/32	250	260,585
Goodyear Tire & Rubber Co. (The),
Sr. Unsec’d. Notes	8.875	07/15/32	350	358,885
GrafTech Finance, Inc.,
Sec’d. Notes, 144A	4.625	12/23/29	435	262,404
Granite Construction, Inc.,
Gtd. Notes, 144A	6.375	06/15/34	90	90,053
Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32	330	333,390
Sr. Sec’d. Notes, 144A	7.250	08/15/33	310	306,445
Sr. Sec’d. Notes, 144A	10.500	07/15/29	110	116,022

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750%	09/01/30		200	$206,905
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.750	03/15/31		420	415,999
Gtd. Notes, 144A	6.000	03/15/34		270	265,089
Gtd. Notes, 144A	7.000	06/15/30		300	309,326
Gtd. Notes, 144A	7.250	06/15/33		525	541,724
Hertz Corp. (The),
Sr. Sec’d. Notes, 144A	12.625	07/15/29		120	78,333
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		275	274,406
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		435	430,570
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/01/31		920	897,073
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		565	548,835
Sr. Unsec’d. Notes, 144A	7.250	02/15/35		300	297,917
Sr. Unsec’d. Notes, 144A	8.375	11/01/33		198	207,773
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29		1,125	1,084,425
Gtd. Notes, 144A(aa)	4.375	02/01/31		675	632,248
Sr. Unsec’d. Notes, 144A	5.875	03/01/32		610	595,674
Sr. Unsec’d. Notes, 144A	6.125	03/01/34		680	662,112
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	6.625	01/15/34		365	369,093
Sr. Unsec’d. Notes, 144A	6.625	01/15/35		215	214,905
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29		1,250	1,221,421
Hybar LLC,
Sr. Sec’d. Notes, 144A	7.375	07/01/34		335	336,004
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	4.750	01/15/28		50	47,084
Sr. Sec’d. Notes, 144A(aa)	7.750	08/15/30		835	732,160
ION Platform Finance US, Inc./ION Platform Finance Sarl,
Sr. Sec’d. Notes, 144A	4.625	05/01/28		230	214,685
Sr. Sec’d. Notes, 144A	5.000	05/01/28		380	357,175
IQVIA, Inc.,
Gtd. Notes, 144A(aa)	4.625	06/15/33	EUR	1,975	2,280,091
Iron Mountain, Inc.,
Gtd. Notes, 144A	6.250	01/15/35		545	537,925

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 51

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
J&F Luxembourg Finance Sarl,
Gtd. Notes, 144A	8.500%	12/01/32	1,000	$992,500
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	73,880
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	225	220,185
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	375	386,868
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	275	266,146
KB Home,
Gtd. Notes	4.000	06/15/31	325	300,070
Gtd. Notes(aa)	4.800	11/15/29	975	946,469
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	515	524,660
Gtd. Notes, 144A	7.250	06/01/33	1,300	1,316,021
Kodiak Gas Services LLC,
Gtd. Notes, 144A	5.875	04/01/31	385	380,741
Gtd. Notes, 144A	6.750	10/01/35	145	146,107
Kontoor Brands, Inc.,
Gtd. Notes, 144A(aa)	4.125	11/15/29	300	287,128
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	410	264,262
Sr. Sec’d. Notes, 144A(aa)	9.500	06/15/31	850	717,371
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	225	219,675
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	150	120,257
Level 3 Financing, Inc.,
Gtd. Notes, 144A	7.500	02/15/37	550	546,033
Gtd. Notes, 144A	8.500	01/15/36	1,875	1,949,662
Sr. Sec’d. Notes, 144A(aa)	6.875	06/30/33	1,140	1,154,425
Sr. Sec’d. Notes, 144A	7.000	03/31/34	925	941,526
LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	5.375	01/15/29	1,200	1,140,574
Sr. Sec’d. Notes, 144A	7.000	05/01/34	660	616,145
Sr. Sec’d. Notes, 144A(aa)	8.375	02/15/32	890	895,581
Sr. Sec’d. Notes, 144A	9.875	08/15/30	225	236,400
Light & Wonder International, Inc.,
Gtd. Notes, 144A	6.250	10/01/33	200	196,495

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000%	09/15/30		560	$575,993
Lithia Motors, Inc.,
Gtd. Notes, 144A	5.500	10/01/30		115	113,625
Sr. Unsec’d. Notes, 144A	3.875	06/01/29		475	455,989
LSF12 Helix Parent LLC,
Sr. Sec’d. Notes, 144A	7.125	02/01/33		360	353,397
LSF12 Pillar Investments US, Inc.,
Sr. Sec’d. Notes, 144A	5.750	05/15/33	EUR	375	428,561
M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28		625	619,643
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A	5.875	06/30/29		370	370,096
Magnera Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/15/31		285	278,921
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A	6.625	08/15/34		215	215,083
Matador Resources Co.,
Gtd. Notes, 144A	6.000	04/15/34		295	285,174
Gtd. Notes, 144A	6.500	04/15/32		50	49,922
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		1,125	1,108,481
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	11.500	09/01/28		1,100	1,141,250
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30		125	105,944
Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A(aa)	6.250	04/30/31		1,930	1,855,222
MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28		1,963	1,944,083
Gtd. Notes	6.125	09/15/29		475	478,015
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29		725	703,893
Millrose Properties, Inc.,
Gtd. Notes, 144A	6.250	09/15/32		585	584,994
Gtd. Notes, 144A	6.375	08/01/30		390	393,149

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 53

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,
Sr. Sec’d. Notes, 144A	6.750%	04/01/32	187	$184,229
MIWD Holdco II LLC/MIWD Finance Corp., Gtd. Notes, 144A	5.500	02/01/30	190	175,850
MPH Acquisition Holdings LLC, Sr. Sec’d. Notes, 144A(aa)	5.750	12/31/30	703	541,101
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	463	436,861
MPT Operating Partnership LP/MPT Finance Corp., Sr. Sec’d. Notes(aa)	7.000	02/15/32	EUR 2,090	2,421,809
Sr. Sec’d. Notes, 144A	8.500	02/15/32	200	203,322
Murphy Oil USA, Inc., Gtd. Notes, 144A	5.875	06/01/34	600	594,639
Nabors Industries, Inc., Gtd. Notes, 144A	7.625	11/15/32	600	611,822
Gtd. Notes, 144A(aa)	8.875	08/15/31	685	705,304
Gtd. Notes, 144A(aa)	9.125	01/31/30	670	701,217
Navient Corp., Sr. Unsec’d. Notes	4.875	03/15/28	305	298,333
Sr. Unsec’d. Notes(aa)	5.000	03/15/27	975	970,562
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	6.250	03/01/30	500	495,135
Sr. Unsec’d. Notes, 144A	6.250	09/15/33	280	266,000
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	400	392,000
NCR Atleos Corp., Sr. Sec’d. Notes, 144A	9.500	04/01/29	100	106,166
NCR Voyix Corp., Gtd. Notes, 144A	5.000	10/01/28	550	532,600
Neptune Bidco US, Inc., Sr. Sec’d. Notes, 144A	9.500	02/15/33	395	402,529
NESCO Holdings II, Inc., Sec’d. Notes, 144A	5.500	04/15/29	425	422,389
Newell Brands, Inc., Sr. Unsec’d. Notes	6.625	05/15/32	60	60,653
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	325	339,314
Nexstar Media, Inc., Sr. Sec’d. Notes, 144A(aa)	6.500	09/15/33	820	816,160

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
NGL Energy Operating LLC/NGL Energy Finance Corp., Sr. Sec’d. Notes, 144A	8.125%	02/15/29	245	$251,139
Sr. Sec’d. Notes, 144A	8.375	02/15/32	445	462,483
Noble Finance II LLC, Gtd. Notes, 144A(aa)	8.000	04/15/30	365	377,333
Novelis Corp., Gtd. Notes, 144A	3.875	08/15/31	120	108,930
Gtd. Notes, 144A	6.875	01/30/30	325	333,339
NRG Energy, Inc., Gtd. Notes, 144A	3.625	02/15/31	200	184,436
Gtd. Notes, 144A(aa)	3.875	02/15/32	600	548,613
Gtd. Notes, 144A	5.875	05/15/34	290	284,693
Gtd. Notes, 144A	6.125	05/15/36	290	285,886
Jr. Sub. Notes, 144A(aa)	10.250(ff)	03/15/28(oo)	850	906,498
Sr. Unsec’d. Notes, 144A	5.750	01/15/34	660	642,980
OAK-Eagle Acquireco, Inc., Sr. Sec’d. Notes, 144A	6.250	07/01/33	EUR 240	289,347
Sr. Sec’d. Notes, 144A	7.250	07/01/33	445	461,377
Olympus Water US Holding Corp., Sr. Sec’d. Notes, 144A(aa)	4.250	10/01/28	930	898,252
Sr. Sec’d. Notes, 144A	6.750	08/01/32	505	491,705
Sr. Sec’d. Notes, 144A	7.250	06/15/31	285	288,375
Sr. Sec’d. Notes, 144A	7.250	02/15/33	575	563,190
Sr. Unsec’d. Notes	5.375	10/01/29	EUR 400	449,290
OneMain Finance Corp., Gtd. Notes	3.875	09/15/28	450	434,865
Gtd. Notes	5.375	11/15/29	605	591,122
Gtd. Notes	6.625	05/15/29	765	775,374
Gtd. Notes	6.750	03/15/32	125	124,614
Gtd. Notes(aa)	6.750	09/15/33	857	843,812
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Unsec’d. Notes, 144A(aa)	5.125	04/30/31	575	569,492
P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	208	193,508
Par Petroleum LLC, Gtd. Notes, 144A	7.375	06/01/34	165	170,745
Paramount Global, Gtd. Notes	4.375	03/15/43	725	442,409

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 55

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Paramount Global, (cont’d.)
Gtd. Notes(aa)	4.950%	05/19/50	1,325	$800,129
Park River Holdings, Inc., Sec’d. Notes, 144A(aa)	8.750	12/31/30	696	645,215
Sr. Sec’d. Notes, 144A	8.000	03/15/31	715	712,109
Patrick Industries, Inc., Gtd. Notes, 144A	6.375	11/01/32	470	463,722
Penn Entertainment, Inc., Gtd. Notes, 144A	6.750	04/01/31	530	531,567
PennyMac Financial Services, Inc., Gtd. Notes, 144A(aa)	4.250	02/15/29	695	657,477
Gtd. Notes, 144A	5.750	09/15/31	425	394,486
Gtd. Notes, 144A	6.750	02/15/34	350	324,553
Gtd. Notes, 144A(aa)	6.875	05/15/32	805	770,299
Gtd. Notes, 144A	7.875	12/15/29	75	77,005
Perimeter Holdings LLC, Sr. Sec’d. Notes, 144A	6.250	01/15/34	585	575,120
Phinia, Inc., Sr. Sec’d. Notes, 144A	6.750	04/15/29	200	203,556
Pioneer Opco LLC, Sr. Sec’d. Notes, 144A	7.000	05/15/33	310	313,510
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A(aa)	9.500	10/01/28	980	827,946
Post Holdings, Inc., Gtd. Notes, 144A	4.625	04/15/30	100	96,320
Gtd. Notes, 144A	6.375	03/01/33	245	241,377
Gtd. Notes, 144A	6.500	03/15/36	750	731,545
PR RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A(aa)	6.500	05/01/31	2,155	2,027,132
PRA Group, Inc., Gtd. Notes, 144A	8.375	02/01/28	425	430,708
Prairie Acquiror LP, Sr. Sec’d. Notes, 144A	9.000	08/01/29	110	113,547
Prestige Brands, Inc., Gtd. Notes, 144A	6.250	07/15/34	115	115,287
Prime Healthcare Services, Inc., Sr. Sec’d. Notes, 144A(aa)	9.375	09/01/29	780	813,390
Qnity Electronics, Inc., Gtd. Notes, 144A	6.250	08/15/33	80	80,406

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Qwest Corp.,
Gtd. Notes	6.500%	09/01/51	750	$563,284
QXO Building Products, Inc., Gtd. Notes, 144A	6.500	07/15/31	505	506,903
Sr. Sec’d. Notes, 144A	6.750	04/30/32	225	229,827
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% and PIK 3.250%	9.250	03/25/30	1,530	1,225,221
Range Resources Corp., Gtd. Notes, 144A	4.750	02/15/30	150	146,075
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes, 144A	4.500	02/15/29	200	195,527
Gtd. Notes, 144A	5.750	03/15/34	260	254,659
Risewell Homes, Inc., Sr. Unsec’d. Notes, 144A	8.500	11/01/30	380	388,028
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	390	395,701
Rithm Capital Corp., Sr. Unsec’d. Notes, 144A	8.000	07/15/30	330	329,300
Rivers Enterprise Borrower LLC, Sr. Sec’d. Notes, 144A	6.250	10/15/30	480	482,184
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., Sr. Sec’d. Notes, 144A(aa)	6.625	02/01/33	865	870,039
Rocket Cos., Inc., Gtd. Notes, 144A(aa)	6.125	08/01/30	1,950	1,965,514
Gtd. Notes, 144A	6.125	08/01/31	300	301,355
Gtd. Notes, 144A	6.500	08/01/29	295	299,385
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes, 144A(aa)	3.875	03/01/31	1,175	1,088,393
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.750	03/15/33	320	325,350
RXO, Inc., Gtd. Notes, 144A	6.375	05/15/31	150	149,648
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	6.750	04/01/32	520	530,366
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., Sr. Unsec’d. Notes, 144A	6.625	03/01/30	575	465,706

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 57

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
SCIH Salt Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.625%	08/15/31	185	$184,851
Scotts Miracle-Gro Co. (The), Gtd. Notes(aa)	4.000	04/01/31	1,625	1,509,755
Gtd. Notes	4.375	02/01/32	475	440,032
Service Corp. International, Sr. Unsec’d. Notes	5.125	06/01/29	250	248,007
SESI LLC, Sr. Sec’d. Notes, 144A	7.875	09/30/30	455	460,299
Shea Homes LP/Shea Homes Funding Corp., Sr. Unsec’d. Notes(aa)	4.750	04/01/29	860	835,966
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Gtd. Notes, 144A	6.750	08/15/32	320	320,345
Sinclair Television Group, Inc., Sr. Sec’d. Notes, 144A(aa)	8.125	02/15/33	615	633,787
SK Invictus Intermediate II Sarl, Sr. Sec’d. Notes, 144A	5.000	10/30/29	275	267,515
SM Energy Co., Gtd. Notes, 144A	8.625	11/01/30	405	425,196
Gtd. Notes, 144A	9.625	06/15/33	535	588,481
Smyrna Ready Mix Concrete LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	198	197,827
Sr. Sec’d. Notes, 144A	8.875	11/15/31	545	570,801
Snap, Inc., Gtd. Notes, 144A	6.875	03/01/33	165	161,263
Gtd. Notes, 144A	6.875	03/15/34	285	276,399
Solaris Energy Infrastructure LLC, Gtd. Notes, 144A	6.375	05/15/31	775	761,161
Solstice Advanced Materials, Inc., Sr. Unsec’d. Notes, 144A	5.625	09/30/33	75	73,424
Standard Building Solutions, Inc., Sr. Unsec’d. Notes, 144A	6.500	08/15/32	445	446,511
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750	01/15/28	301	299,141
Star Leasing Co. LLC, Sec’d. Notes, 144A	7.625	02/15/30	770	749,691
Starwood Property Trust, Inc., Sr. Unsec’d. Notes, 144A	5.875	08/15/29	190	190,547
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	100	100,221

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Starwood Property Trust, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	6.500%	07/01/30	275	$279,210
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	290	294,072
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	400	412,159
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	8.750	02/15/29	665	689,036
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes, 144A	5.000	06/01/31	235	221,463
Sunoco LP, Gtd. Notes, 144A	5.625	03/15/31	210	207,334
Gtd. Notes, 144A	6.250	07/01/33	330	330,788
Sr. Unsec’d. Notes, 144A(aa)	4.500	10/01/29	825	801,972
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	265	267,716
Sunoco LP/Sunoco Finance Corp., Gtd. Notes(aa)	4.500	05/15/29	450	437,856
Gtd. Notes	4.500	04/30/30	75	72,387
SV RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A(aa)	5.875	03/01/31	1,785	1,659,723
SWF Holdings I Corp., Sec’d. Notes, 144A	6.500	10/06/29	1,216	181,541
Sword Purchaser LLC, Sr. Sec’d. Notes, 144A	8.250	04/15/33	300	306,856
Synergy Infrastructure Holdings LLC, Sec’d. Notes, 144A	7.000	07/15/34	140	141,195
Talen Energy Supply LLC, Gtd. Notes, 144A	6.375	05/01/33	794	782,742
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A(aa)	5.500	01/15/28	988	987,053
Gtd. Notes, 144A	6.000	12/31/30	50	49,645
Gtd. Notes, 144A	6.750	03/15/34	195	196,151
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	525	536,669
Taylor Morrison Communities, Inc., Gtd. Notes, 144A(aa)	5.125	08/01/30	650	648,556
Gtd. Notes, 144A	5.750	11/15/32	295	302,113
Tenet Healthcare Corp., Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,730	1,677,564
Sr. Sec’d. Notes(aa)	4.375	01/15/30	1,275	1,229,476

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 59

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000%	11/17/28	1,700	$1,704,527
Terex Corp., Gtd. Notes, 144A	6.250	10/15/32	440	441,875
Tidewater, Inc., Gtd. Notes, 144A	9.125	07/15/30	300	320,563
Titan International, Inc., Sr. Sec’d. Notes	7.000	04/30/28	650	648,634
TransDigm, Inc., Gtd. Notes, 144A	6.125	07/31/34	200	197,696
Sr. Sec’d. Notes, 144A(aa)	6.375	03/01/29	205	207,437
Sr. Sec’d. Notes, 144A	6.625	03/01/32	140	142,415
Sr. Sec’d. Notes, 144A	6.750	08/15/28	225	226,755
Transocean International Ltd., Gtd. Notes, 144A	7.875	10/15/32	220	228,822
Gtd. Notes, 144A	8.250	05/15/29	480	493,445
Gtd. Notes, 144A	8.500	05/15/31	870	906,714
Sr. Sec’d. Notes, 144A	8.750	02/15/30	497	515,344
Tri Pointe Homes, Inc., Gtd. Notes	5.250	06/01/27	400	399,752
Trident TPI Holdings, Inc., Gtd. Notes, 144A(aa)	12.750	12/31/28	1,050	1,029,455
TriMas Corp., Gtd. Notes, 144A(aa)	4.125	04/15/29	540	516,791
United Airlines Holdings, Inc., Gtd. Notes	4.875	03/01/29	770	758,412
Gtd. Notes	5.375	03/01/31	480	474,019
United Airlines, Inc., Sr. Sec’d. Notes, 144A(aa)	4.625	04/15/29	236	231,883
United Rentals North America, Inc., Gtd. Notes	3.750	01/15/32	75	68,547
Gtd. Notes	3.875	02/15/31	277	259,179
Gtd. Notes, 144A	5.375	11/15/33	510	496,544
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Gtd. Notes, 144A	6.000	01/15/30	150	143,406
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, Gtd. Notes, 144A(aa)	6.500	02/15/29	1,200	1,183,873
Gtd. Notes, 144A(aa)	8.625	06/15/32	1,100	1,124,811

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Uniti Services LLC,
Sr. Sec’d. Notes, 144A	7.500%	10/15/33	525	$536,876
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(aa)	9.375	08/01/32	490	490,314
UWM Holdings LLC, Gtd. Notes, 144A	6.625	02/01/30	80	74,230
Valaris Ltd., Sec’d. Notes, 144A	8.375	04/30/30	385	397,994
Valvoline, Inc., Sr. Unsec’d. Notes, 144A	3.625	06/15/31	175	159,595
Velocity Vehicle Group LLC, Sr. Unsec’d. Notes, 144A	8.000	06/01/29	325	322,239
Venture Global Calcasieu Pass LLC, Sr. Sec’d. Notes, 144A	6.000	05/01/36	330	326,628
Sr. Sec’d. Notes, 144A	6.250	01/15/30	580	589,695
Venture Global LNG, Inc., Jr. Sub. Notes, 144A(aa)	9.000(ff)	09/30/29(oo)	1,155	1,147,279
Sr. Sec’d. Notes, 144A	7.000	01/15/30	165	167,626
Sr. Sec’d. Notes, 144A(aa)	9.500	02/01/29	680	728,875
Sr. Sec’d. Notes, 144A(aa)	9.875	02/01/32	800	851,876
Venture Global Plaquemines LNG LLC, Sr. Sec’d. Notes, 144A	6.500	01/15/34	375	387,064
Sr. Sec’d. Notes, 144A	6.500	06/15/34	577	595,476
Sr. Sec’d. Notes, 144A	6.750	01/15/36	480	502,536
Sr. Sec’d. Notes, 144A	7.500	05/01/33	652	707,707
Sr. Sec’d. Notes, 144A	7.750	05/01/35	747	826,989
Veritiv Operating Co., Sr. Sec’d. Notes, 144A(aa)	10.500	11/30/30	810	831,123
Viking Cruises Ltd., Gtd. Notes, 144A	5.875	10/15/33	240	237,300
Viking Ocean Cruises Ship VII Ltd., Sr. Sec’d. Notes, 144A	5.625	02/15/29	100	99,793
Vistra Corp., Jr. Sub. Notes, 144A(aa)	7.000(ff)	12/15/26(oo)	2,000	2,009,068
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	875	877,425
Vistra Operations Co. LLC, Gtd. Notes, 144A(aa)	5.000	07/31/27	455	455,051
Gtd. Notes, 144A	7.750	10/15/31	450	469,231
VoltaGrid LLC, Sec’d. Notes, 144A(aa)	7.375	11/01/30	1,275	1,281,506

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 61

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A(aa)	9.250%	07/01/32	1,491	$1,584,513
VT Topco, Inc., Sr. Sec’d. Notes, 144A	8.500	08/15/30	520	531,260
Waste Pro USA, Inc., Sr. Unsec’d. Notes, 144A	7.000	02/01/33	465	472,991
Weatherford International Ltd., Gtd. Notes, 144A	6.750	10/15/33	235	237,439
Weekley Homes LLC/Weekley Finance Corp., Sr. Unsec’d. Notes, 144A	6.750	01/15/34	555	555,713
WESCO Distribution, Inc., Gtd. Notes, 144A	5.250	04/15/31	170	167,264
Gtd. Notes, 144A	5.500	04/15/34	130	126,577
Gtd. Notes, 144A	6.375	03/15/29	140	142,061
Gtd. Notes, 144A	6.375	03/15/33	65	66,106
Gtd. Notes, 144A	6.625	03/15/32	315	321,560
Whirlpool Corp., Sr. Sec’d. Notes, 144A	7.500	07/01/31	240	238,499
Sr. Sec’d. Notes, 144A	7.875	07/01/34	160	151,525
Sr. Unsec’d. Notes	6.125	06/15/30	145	131,863
Sr. Unsec’d. Notes(aa)	6.500	06/15/33	1,550	1,313,145
White Cap Supply Holdings LLC, Gtd. Notes, 144A	7.375	11/15/30	315	317,747
Windsor Holdings III LLC, Sr. Sec’d. Notes, 144A(aa)	8.500	06/15/30	350	364,513
Windstream Services LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A(aa)	8.250	10/01/31	1,540	1,600,452
Wolverine World Wide, Inc., Gtd. Notes, 144A	4.000	08/15/29	500	471,537
WULF Compute LLC, Sr. Sec’d. Notes, 144A(aa)	7.750	10/15/30	850	883,076
Wyndham Hotels & Resorts, Inc., Gtd. Notes, 144A	5.625	03/01/33	45	43,785
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Gtd. Notes, 144A(aa)	5.125	10/01/29	385	381,042
Gtd. Notes, 144A	6.250	03/15/33	445	441,101
Gtd. Notes, 144A	7.125	02/15/31	335	350,967

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

XPO, Inc.,
Gtd. Notes, 144A(aa)	7.125%	06/01/31	200	$205,670
Gtd. Notes, 144A	7.125	02/01/32	140	144,557

Yondr JK 1 LLC,
Sr. Sec’d. Notes, 144A	6.875	06/30/31	375	357,185

Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 5.750% and PIK 0.500%	9.250	03/09/30	348	348,240

				249,982,671

Venezuela 0.2%

Petroleos de Venezuela SA,
Gtd. Notes	5.500	04/12/37(d)	700	256,904
Gtd. Notes	9.750	05/17/35(d)	1,155	523,215

				780,119

Vietnam 0.1%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A (aa)	5.125	05/07/29	238	234,754

Zambia 0.5%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A	6.375	02/15/36	570	549,366
Gtd. Notes, 144A	7.250	02/15/34	605	615,020
Gtd. Notes, 144A(aa)	8.000	03/01/33	835	865,837
Gtd. Notes, 144A(aa)	8.625	06/01/31	575	596,562

				2,626,785

TOTAL CORPORATE BONDS (cost $463,855,336)				449,670,768

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 63

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS 6.1%

Canada 0.5%

ARC Falcon I, Inc.,
Initial Term B Loan, 1 Month SOFR + 4.500%	8.147%(c)	04/01/33		2,100	$1,929,753

Great Canadian,
2024 Refinancing Term Loan, 3 Month SOFR + 4.750%	8.427(c)	11/01/29		440	435,050

					2,364,803

Jamaica 0.1%

Digicel International Finance Ltd.,
Term B Loan, 3 Month SOFR + 4.500%	8.232(c)	08/06/32		496	498,178

Luxembourg 0.1%

Altice Financing SA,
2019 September Incremental Euro Loan, 3 Month EURIBOR + 5.000%	7.431(c)	11/01/27	EUR	698	530,890

Netherlands 0.9%

International Park Holdings BV,
2025 Facility B, 6 Month EURIBOR + 5.500%^	8.096(c)	01/30/32	EUR	1,025	1,175,191

Versuni Group BV,
Term B Loan	5.871(p)	07/01/33		2,900	3,307,383

					4,482,574

United Kingdom 1.1%

Bespak Holdings Ltd.,
Term Loan^	—(p)	07/31/33		1,200	1,595,062

Connect Finco Sarl,
Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.231(c)	09/27/29		401	402,722

Crown Finance US, Inc.,
Term B Loan, 1 Month SOFR + 4.500%	8.167(c)	12/02/31		212	212,548

Doncasters US Finance LLC,
Initial Term Loan, 3 Month SOFR + 6.500%^	10.232(c)	04/23/30		388	387,500

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

United Kingdom (cont’d.)

EG Finco Ltd.,
(EUR) Term B Loan, 3 Month EURIBOR + 3.500%	5.729%(c)	02/10/31	EUR	1,775	$2,046,432

Hurricane CleanCo Ltd.,
Facility A, Cash coupon 6.250% and PIK 6.250%^	12.500	10/31/29	GBP	980	1,370,496

					6,014,760

United States 3.4%

Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.981(c)	08/20/32		850	851,591

American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	8.981(c)	07/08/30		268	231,709

Arches Buyer, Inc.,
Seventh Amendment Refinancing Term Loan	—(p)	08/31/31		400	393,376

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32		571	569,261

Clarios Global LP,
2026 Term Loan, 1 Month SOFR + 2.500%	6.231(c)	01/28/32		1,320	1,321,771

Connect Holdings 2 LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.990(c)	04/03/31		1,285	1,172,743

Coreweave Financing LLC,
Term Loan	—(p)	09/01/31		475	475,594

Cornerstone Building Brands, Inc.,
New Term B Loan, 3 Month SOFR + 3.350%	7.014(c)	04/12/28		100	50,181

Diamond Sports Net LLC,
First Lien Exit Term Loan	12.000	01/03/28		157	27,510

Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.231(c)	06/03/33		441	441,624

Heritage Power LLC,
Term Loan, 3 Month SOFR + 7.000%^	9.232(c)	07/20/28		287	282,857

Hilcorp Energy I LP,
Repriced Term Loan, 1 Month SOFR + 1.750%	5.417(c)	02/11/30		321	320,536

iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	9.620(c)	05/01/29		269	249,201

Invited, Inc.,
Term Loan, 1 Month SOFR + 5.250%^	8.919(c)	05/31/32		533	533,042

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 65

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

United States (cont’d.)

LABL, Inc.,
2026 USD Term Loan, 3 Month SOFR + 2.375%	6.023%(c)	05/02/33	599	$499,253
LBM Acquisition LLC,
Incremental Term B Loan, 1 Month SOFR + 3.850%	7.574(c)	06/06/31	213	169,842
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503(c)	05/16/31	493	469,340
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.073(c)	11/04/31	229	227,604
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.731(c)	03/01/29	1,882	1,697,484
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	7.573(c)	12/31/30	420	419,536
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684(c)	12/31/30	429	367,811
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.668(c)	04/16/29	520	518,446
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	5.981(c)	02/10/32	370	370,446
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	7.731(c)	06/26/29	50	49,969
Delayed Draw Term Loan, 3 Month SOFR + 4.000%	7.731(c)	06/26/29	50	49,969
First Out Term Loan, 1 Month SOFR + 5.114%	8.845(c)	09/25/29	4,186	3,721,602
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.095(c)	07/14/28	993	489,110
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	8.492(c)	11/17/28	413	412,377

Venator Finance Sarl,
Initial First Out Term Loan^	13.894	12/31/27(d)	495	371,432
Term Loan, 3 Month SOFR + 8.000%^	13.905(c)	10/12/28(d)	912	18,241
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 8.000%^	14.002(c)	12/31/27(d)	492	368,649

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

United States (cont’d.)

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475%(c)	04/01/31		142	$142,144
Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.114%	6.845(c)	03/11/30		488	488,701

					17,772,952

TOTAL FLOATING RATE AND OTHER LOANS (cost $33,303,969)					31,664,157

SOVEREIGN BONDS 22.7%

Angola 1.1%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28		960	992,966
Sr. Unsec’d. Notes	8.750	04/14/32		600	611,724
Sr. Unsec’d. Notes	9.375	05/08/48		550	527,280
Sr. Unsec’d. Notes, 144A	9.244	01/15/31		935	978,262
Sr. Unsec’d. Notes, 144A, MTN	9.375	03/31/33		1,000	1,027,820
Sr. Unsec’d. Notes, 144A, MTN	9.875	03/31/37		500	518,605
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29		1,015	1,036,569
Sr. Unsec’d. Notes, EMTN	9.244	01/15/31		200	209,254

					5,902,480

Argentina 4.4%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.125	07/09/30	EUR	1,061	1,046,816
Sr. Unsec’d. Notes	0.750(cc)	07/09/30		4,394	3,837,998
Sr. Unsec’d. Notes	1.000	07/09/29		458	409,735
Sr. Unsec’d. Notes	3.000(cc)	07/09/41	EUR	1,660	1,390,687
Sr. Unsec’d. Notes	3.500(cc)	07/09/41		440	325,380
Sr. Unsec’d. Notes	4.125(cc)	07/09/35		5,389	4,254,347
Sr. Unsec’d. Notes	5.000	01/09/38		11,539	9,519,876
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	6.625(cc)	09/01/37		1,142	946,251
Sr. Unsec’d. Notes, EMTN	6.625(cc)	09/01/37		1,041	862,042
Provincia de Cordoba,
Sr. Unsec’d. Notes, 144A	9.750	07/02/32		340	362,634

					22,955,766

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 67

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Bahrain 0.1%

Bahrain Government International Bond,
Sr. Unsec’d. Notes (aa)	6.750%	09/20/29		770	$748,825

Benin 0.1%

Benin Government International Bond,
Sr. Unsec’d. Notes	4.875	01/19/32	EUR	470	527,483

Brazil 2.0%

Brazilian Government International Bond,
Sr. Unsec’d. Notes(aa)	5.625	01/07/41		1,500	1,351,125
Sr. Unsec’d. Notes(aa)	6.125	01/22/32		1,050	1,062,600
Sr. Unsec’d. Notes(aa)	6.250	05/22/36		3,560	3,448,750
Sr. Unsec’d. Notes(aa)	6.625	03/15/35		1,170	1,181,490
Sr. Unsec’d. Notes(aa)	7.125	05/13/54		780	746,148
Sr. Unsec’d. Notes(aa)	7.250	01/12/56		2,685	2,571,894

					10,362,007

Colombia 1.8%

Colombia Government International Bond,
Sr. Unsec’d. Notes(aa)	3.000	01/30/30		4,610	4,195,100
Sr. Unsec’d. Notes	5.000	09/19/32	EUR	690	780,890
Sr. Unsec’d. Notes(aa)	6.125	01/18/41		2,645	2,399,015
Sr. Unsec’d. Notes	7.375	09/18/37		780	808,860
Sr. Unsec’d. Notes	7.500	02/02/34		430	450,984
Sr. Unsec’d. Notes	8.375	11/07/54		490	537,162

					9,172,011

Congo (Democratic Republic) 0.2%

DRC International Bond,
Sr. Unsec’d. Notes, 144A	8.750	04/16/32		260	267,662
Sr. Unsec’d. Notes, 144A	9.500	04/16/37		800	833,664

					1,101,326

Costa Rica 0.2%

Costa Rica Government International Bond,
Unsec’d. Notes, 144A	7.300	11/13/54		800	865,496

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Dominican Republic 1.1%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	4.500%	01/30/30		1,375	$1,318,955
Sr. Unsec’d. Notes	4.875	09/23/32		860	805,743
Sr. Unsec’d. Notes	6.850	01/27/45		800	787,504
Sr. Unsec’d. Notes	7.450	04/30/44		1,565	1,643,062
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	722,475
Sr. Unsec’d. Notes, 144A	7.050	02/03/31		320	332,715

					5,610,454

Ecuador 1.3%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.500(cc)	07/31/40		850	685,593
Sr. Unsec’d. Notes	6.900(cc)	07/31/35		1,070	963,685
Sr. Unsec’d. Notes, 144A	5.500(cc)	07/31/40		901	727,067
Sr. Unsec’d. Notes, 144A	6.900(cc)	07/31/35		1,829	1,647,109
Sr. Unsec’d. Notes, 144A	8.750	01/29/34		1,830	1,815,543
Sr. Unsec’d. Notes, 144A	9.250	01/29/39		600	597,198
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		331	280,349

					6,716,544

Egypt 1.2%

Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	3,095	3,575,959
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	2,280	2,587,115

					6,163,074

El Salvador 0.6%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	8.250	04/10/32		1,510	1,611,925
Sr. Unsec’d. Notes	9.250	04/17/30		1,000	1,071,740
Sr. Unsec’d. Notes	9.650	11/21/54		300	342,000

					3,025,665

Ghana 0.7%

Ghana Government International Bond,
Sr. Unsec’d. Notes	1.500	01/03/37		975	561,941
Sr. Unsec’d. Notes	5.000(cc)	07/03/29		593	578,755

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 69

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ghana (cont’d.)

Ghana Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.000%(cc)	07/03/35		950	$869,563
Sr. Unsec’d. Notes, 144A	5.000(cc)	07/03/35		1,853	1,696,473
Sr. Unsec’d. Notes, 144A	4.959(s)	01/03/30		160	140,192

					3,846,924

Guatemala 0.1%

Guatemala Government Bond,
Sr. Unsec’d. Notes	6.125	06/01/50		300	287,436

Ivory Coast 1.5%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	1,285	1,434,751
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	430	497,342
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,690	1,978,679
Sr. Unsec’d. Notes	6.625	03/22/48	EUR	1,105	1,198,325
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	1,585	1,839,587
Sr. Unsec’d. Notes, 144A	6.750	02/25/41		670	630,249
Sr. Unsec’d. Notes, 144A	8.075	04/01/36		410	435,932

					8,014,865

Lebanon 0.7%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	529,060
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	678,300
Sr. Unsec’d. Notes, GMTN	6.650	11/03/28(d)		275	74,344
Sr. Unsec’d. Notes, GMTN	7.050	11/02/35(d)		1,105	308,455
Sr. Unsec’d. Notes, Series 15Y	6.750	11/29/27(d)		450	121,320
Sr. Unsec’d. Notes, Series 15Y	7.000	03/23/32(d)		3,595	981,435
Sr. Unsec’d. Notes, Series 20Y	7.250	03/23/37(d)		2,585	720,388

					3,413,302

Mongolia 0.0%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, 144A	7.875	06/05/29		205	216,056

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Nigeria 0.4%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143%	02/23/30		285	$291,234
Sr. Unsec’d. Notes	7.875	02/16/32		600	630,960
Sr. Unsec’d. Notes	9.625	06/09/31		880	980,540
Sr. Unsec’d. Notes, 144A	8.631	01/13/36		405	440,640

					2,343,374

Pakistan 0.3%

Pakistan Government International Bond,
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		1,860	1,822,800

Romania 0.3%

Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.000	04/14/33	EUR	1,460	1,364,944

Senegal 0.1%

Senegal Government International Bond,
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	575	348,425

Serbia 0.2%

Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	760	811,182

South Africa 0.7%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	7.250	12/11/55		270	257,545
Sr. Unsec’d. Notes(aa)	7.950	11/19/54		2,020	2,094,235
Sr. Unsec’d. Notes, 144A(aa)	7.950	11/19/54		1,120	1,161,160
Sr. Unsec’d. Notes, Series 30Y	7.300	04/20/52		200	193,470

					3,706,410

Sri Lanka 0.7%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	3.600(cc)	06/15/35		486	399,662
Sr. Unsec’d. Notes	3.600(cc)	05/15/36		59	59,148
Sr. Unsec’d. Notes	3.600(cc)	02/15/38		796	801,076
Sr. Unsec’d. Notes, 144A	3.100(cc)	01/15/30		185	188,036

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 71

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Sri Lanka (cont’d.)

Sri Lanka Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	3.350%(cc)	03/15/33	747	$706,574
Sr. Unsec’d. Notes, 144A	3.600(cc)	06/15/35	860	707,221
Sr. Unsec’d. Notes, 144A	3.600(cc)	05/15/36	478	479,640
Sr. Unsec’d. Notes, 144A	3.600(cc)	02/15/38	322	324,043
Sr. Unsec’d. Notes, 144A	4.000	04/15/28	126	121,283

				3,786,683

Turkey 2.0%

Turkiye Government International Bond,
Sr. Unsec’d. Notes(aa)	6.800	11/04/36	1,550	1,488,744
Sr. Unsec’d. Notes(aa)	7.125	07/17/32	1,570	1,577,677
Sr. Unsec’d. Notes(aa)	9.125	07/13/30	1,625	1,763,320
Sr. Unsec’d. Notes, Series 10Y(aa)	5.950	01/15/31	1,660	1,613,387
Sr. Unsec’d. Notes, Series 10Y(aa)	7.625	05/15/34	1,195	1,226,572
Sr. Unsec’d. Notes, Series 10Y(aa)	9.375	01/19/33	1,650	1,840,723
Sr. Unsec’d. Notes, Series 30Y(aa)	4.875	04/16/43	1,390	1,009,349

				10,519,772

Ukraine 0.6%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	0.000(cc)	02/01/34	145	82,505
Sr. Unsec’d. Notes	0.000(cc)	02/01/35	290	173,637
Sr. Unsec’d. Notes	4.500(cc)	02/01/29	230	194,890
Sr. Unsec’d. Notes	4.500(cc)	02/01/34	240	167,618
Sr. Unsec’d. Notes	4.500(cc)	02/01/35	365	250,299
Sr. Unsec’d. Notes	4.500	02/01/36	700	477,176
Sr. Unsec’d. Notes, 144A	0.000(cc)	02/01/30	172	125,279
Sr. Unsec’d. Notes, 144A	0.000(cc)	02/01/34	313	178,008
Sr. Unsec’d. Notes, 144A	4.000(cc)	02/01/32	1,178	976,422
Sr. Unsec’d. Notes, 144A	4.500(cc)	02/01/35	345	236,885
Sr. Unsec’d. Notes, 144A	4.500(cc)	02/01/36	515	351,025

				3,213,744

United Arab Emirates 0.2%

Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A	6.500	11/23/32	950	969,891

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia 0.1%
Zambia Government International Bond,
Unsec’d. Notes	5.750%(cc)	06/30/33	379	$369,620
Unsec’d. Notes, 144A	5.750(cc)	06/30/33	403	393,291

				762,911

TOTAL SOVEREIGN BONDS
(cost $115,234,569)				118,579,850

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Notes(aa)(h)(k)	3.500	09/30/26	550	549,678
U.S. Treasury Notes(aa)(h)(k)	3.500	01/31/28	1,000	989,258
U.S. Treasury Notes(aa)(h)(k)	3.750	06/30/27	1,250	1,245,703
U.S. Treasury Notes(k)	4.250	11/30/26	1,950	1,952,056

TOTAL U.S. TREASURY OBLIGATIONS
(cost $4,746,000)				4,736,695

			Shares

COMMON STOCKS 2.1%

Canada 0.0%
Mitel Networks International Ltd.*^			327	3

Jamaica 0.9%
Digicel International Finance Ltd.*			171,102	4,833,632

Luxembourg 0.0%
Ardagh Holdings SA*			59	354

United States 1.2%
Cornerstone Chemical Co.*^(x)			50,669	253,345
Diamond Sports Group LLC*(x)			30,779	6,679
Expand Energy Corp.			4,885	459,337
Ferrellgas Partners LP*			54,330	1,241,440
GenOn Energy Holdings, Inc. (Class A Stock)*^			14,397	431,910
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)			1,652	121,629

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 73

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	37,551	$2,764,692
Heritage Power LLC, Litigation Trust Interests*^(x)	43,215	21,608
Labels Buyer LLC*	481	41,306
LABL, Inc.*	32	2,748
TPC Group, Inc.*(x)	48,777	959,297
Venator Materials PLC*^(x)	2,352	—

		6,303,991

TOTAL COMMON STOCKS (cost $5,963,315)		11,137,980

PREFERRED STOCKS 0.6%

Jamaica 0.0%
Digicel International Finance Ltd.*^	11,188	148,832

United States 0.6%
Ferrellgas Escrow LLC
8.956%, Maturing 03/30/31^	923	1,003,763
Labels Buyer LLC
Series A, 12.000%, Maturing 08/31/26	194	157,140
LABL, Inc., Backstop Commitment & Holdback - 4(a)(2) Exempt
12.000%, Maturing 12/31/79	51	41,310
QXO, Inc.
Series C, 4.750%, Maturing 04/01/33	202	1,615,033

		2,817,246

TOTAL PREFERRED STOCKS (cost $3,277,198)		2,966,078

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Units	Value

WARRANTS* 0.0%

United States
Labels Buyer LLC, expiring 04/29/33 (cost $1,616)	202	$379

TOTAL LONG-TERM INVESTMENTS 118.5% (cost $626,382,003)		618,755,907

	Shares

SHORT-TERM INVESTMENT 1.2%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.777%) (cost $6,187,671)(wb)	6,187,671	6,187,671

TOTAL INVESTMENTS 119.7% (cost $632,569,674)		624,943,578
Liabilities in excess of other assets(z) (19.7)%		(102,795,024)

NET ASSETS 100.0%		$522,148,554

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $8,812,639 and 1.7% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $224,709,026 segregated as collateral for amount of $100,000,000 borrowed and outstanding as of July 31, 2026.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2026.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 75

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Aethon IV Newco LLC, Sr. Unsec’d. Notes, 0.000%, 09/30/31^	07/14/26	$850,000	$850,000	0.2%
Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/30(aa)	07/10/24-10/08/24	1,274,615	1,258,713	0.2
Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/31(aa)	08/15/24-05/01/26	2,204,277	2,207,376	0.4
Cornerstone Chemical Co.*^	12/06/23	962,711	253,345	0.0
Cornerstone Chemical Co. LLC, Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%, 10.000%, 05/07/29(aa)	05/07/25-04/30/26	1,052,154	1,068,691	0.2
Diamond Sports Group LLC*	01/02/25	80,588	6,679	0.0
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	121,629	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	388,882	2,764,692	0.5
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	21,608	21,608	0.0
Thames Water Utilities Finance PLC (United Kingdom), Sr. Sec’d. Notes, EMTN, 4.375%, 01/18/33	01/06/26	975,154	779,004	0.2
Thames Water Utilities Finance PLC (United Kingdom), Sr. Sec’d. Notes, EMTN, 7.125%, 04/30/33	01/07/26	396,028	323,727	0.1
TPC Group, Inc.*	12/15/22	528,485	959,297	0.2
Venator Materials PLC*^	03/08/19-10/19/23	2,477,338	—	0.0

Total		$11,211,840	$10,614,761	2.0%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at July 31, 2026:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, 1.500%, Maturity Date 04/01/30 (cost $180,000)^	180	$180,000	$—	$—
Invited, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 05/31/32 (cost $35,962)^	36	36,138	176	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Unfunded loan commitments outstanding at July 31, 2026 (continued):

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Invited, Inc., Revolver Loan, 0.500%, Maturity Date 06/09/32 (cost $53,679)^	54	$54,208	$529	$—
Radiate Holdco LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 06/26/29 (cost $100,000)	100	99,938	—	(62)

		$370,284	$705	$(62)

Futures contracts outstanding at July 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
158	2 Year U.S. Treasury Notes	Sep. 2026	$32,486,281	$(118,629)
65	5 Year Euro-Bobl	Sep. 2026	8,532,849	(91,824)
346	5 Year U.S. Treasury Notes	Sep. 2026	36,667,890	(266,398)
4	10 Year Euro-Bund	Sep. 2026	573,623	(8,214)
196	10 Year U.S. Treasury Notes	Sep. 2026	21,168,000	(220,603)
42	20 Year U.S. Treasury Bonds	Sep. 2026	4,549,125	(72,772)
140	Euro Schatz Index	Sep. 2026	17,024,761	(69,251)

				(847,691)

Short Positions:
11	3 Month SONIA Index	Sep. 2026	3,567,326	9,807
11	3 Month SONIA Index	Dec. 2026	3,562,137	16,478
11	3 Month SONIA Index	Mar. 2027	3,553,242	25,559
8	3 Month SONIA Index	Jun. 2027	2,579,728	22,092
8	3 Month SONIA Index	Sep. 2027	2,577,707	22,901
8	3 Month SONIA Index	Dec. 2027	2,577,302	22,092
8	3 Month SONIA Index	Mar. 2028	2,577,976	20,475
5	3 Month SONIA Index	Jun. 2028	1,611,656	11,744
5	3 Month SONIA Index	Sep. 2028	1,611,909	10,860
5	3 Month SONIA Index	Dec. 2028	1,611,909	10,186
5	3 Month SONIA Index	Mar. 2029	1,611,741	9,596
8	3 Month SONIA Index	Jun. 2029	2,578,515	14,612
8	3 Month SONIA Index	Sep. 2029	2,578,246	13,871
8	3 Month SONIA Index	Dec. 2029	2,577,841	13,197
8	3 Month SONIA Index	Mar. 2030	2,577,302	12,590

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 77

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Futures contracts outstanding at July 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
1	30 Year U.S. Ultra Treasury Bonds	Sep. 2026	$109,688	$6,874
70	Bloomberg High Yield Credit	Sep. 2026	7,965,300	(5,401)

				237,533

				$(610,158)

Forward foreign currency exchange contracts outstanding at July 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	BNP	GBP	438	$586,817	$590,225	$3,408	$—
Expiring 08/04/26	HSBC	GBP	19,746	26,298,333	26,612,760	314,427	—
Expiring 08/04/26	MSI	GBP	583	776,673	785,894	9,221	—
Expiring 08/04/26	MSI	GBP	500	660,760	673,871	13,111	—
Euro,
Expiring 08/04/26	GSI	EUR	3,182	3,628,240	3,669,899	41,659	—
Expiring 08/04/26	JPM	EUR	84,600	96,211,891	97,572,362	1,360,471	—
Expiring 08/04/26	JPM	EUR	1,896	2,169,034	2,186,645	17,611	—
Expiring 08/04/26	SSB	EUR	516	590,348	595,649	5,301	—
Expiring 09/02/26	MSI	EUR	544	626,930	628,458	1,528	—

				$131,549,026	$133,315,763	1,766,737	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	BARC	GBP	21,267	$28,122,638	$28,662,750	$—	$(540,112)
Expiring 09/02/26	HSBC	GBP	19,746	26,299,321	26,612,239	—	(312,918)
Euro,
Expiring 08/04/26	BARC	EUR	83,191	94,499,633	95,947,029	—	(1,447,396)
Expiring 08/04/26	BARC	EUR	1,354	1,540,841	1,561,320	—	(20,479)
Expiring 08/04/26	BARC	EUR	650	744,306	749,665	—	(5,359)
Expiring 08/04/26	BARC	EUR	438	501,548	505,235	—	(3,687)
Expiring 08/04/26	GSI	EUR	1,672	1,914,335	1,928,577	—	(14,242)

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Forward foreign currency exchange contracts outstanding at July 31, 2026 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 08/04/26	JPM	EUR	387	$442,029	$445,855	$—	$(3,826)
Expiring 08/04/26	MSI	EUR	2,158	2,471,098	2,489,220	—	(18,122)
Expiring 08/04/26	SSB	EUR	345	394,716	397,654	—	(2,938)
Expiring 09/02/26	JPM	EUR	84,600	96,329,570	97,684,923	—	(1,355,353)

				$253,260,035	$256,984,467	—	(3,724,432)

						$1,766,737	$(3,724,432)

Credit default swap agreements outstanding at July 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at July 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
iTraxx.XO.45.V1	06/20/31	5.000%(Q)	EUR	5,075	$(533,903)	$(615,123)	$(81,220)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2026(4)	Value at Trade Date	Value at July 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.45.V4	12/20/30	5.000%(Q)	813	2.930%	$33,806	$66,411	$32,605
CDX.NA.HY.46.V3	06/20/31	5.000%(Q)	23,661	3.105%	1,324,403	1,921,886	597,483

					$1,358,209	$1,988,297	$630,088

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 79

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$1,650,346
JPS	142,000	1,577,084

Total	$142,000	$3,227,430

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Angola	$—	$1,652,277	$—
Argentina	—	6,257,442	—
Australia	—	2,076,780	—
Austria	—	1,504,717	—
Brazil	—	9,597,860	—
Canada	—	15,580,310	—
Chile	—	591,563	—
China	—	329,662	—
Colombia	—	6,934,437	—
Costa Rica	—	494,628	—
Czech Republic	—	745,416	—
Denmark	—	885,362	—
El Salvador	—	658,819	—
France	—	10,533,859	—
Germany	—	2,322,512	—
Ghana	—	174,774	—
Greece	—	2,439,620	—
Guatemala	—	4,390,545	—
Hong Kong	—	1,785,150	—
India	—	3,393,624	—
Indonesia	—	203,524	—
Ireland	—	3,136,085	—
Israel	—	3,274,025	—
Italy	—	4,106,723	—
Jamaica	—	1,472,019	—	**
Japan	—	8,572,677	—
Luxembourg	—	9,023,505	—
Macau	—	1,289,042	—
Mexico	—	18,922,245	—
Morocco	—	514,408	—
Netherlands	—	5,962,326	—
Nigeria	—	642,239	—
Pakistan	—	1,303,750	—
Panama	—	335,204	—
Peru	—	1,166,742	—
Russia	—	178,438	—
Serbia	—	413,709	—
Slovenia	—	2,709,830	—
South Africa	—	5,435,987	—
Spain	—	6,819,059	—
Sweden	—	612,544	—

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 81

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Switzerland	$—	$1,587,862	$—
Thailand	—	699,863	—
Turkey	—	7,125,224	—
Ukraine	—	207,750	—
United Arab Emirates	—	775,875	—
United Kingdom	—	37,206,424	3
United States	—	249,132,671	850,000
Venezuela	—	780,119	—
Vietnam	—	234,754	—
Zambia	—	2,626,785	—
Floating Rate and Other Loans
Canada	—	2,364,803	—
Jamaica	—	498,178	—
Luxembourg	—	530,890	—
Netherlands	—	3,307,383	1,175,191
United Kingdom	—	2,661,702	3,353,058
United States	—	16,198,731	1,574,221
Sovereign Bonds
Angola	—	5,902,480	—
Argentina	—	22,955,766	—
Bahrain	—	748,825	—
Benin	—	527,483	—
Brazil	—	10,362,007	—
Colombia	—	9,172,011	—
Congo (Democratic Republic)	—	1,101,326	—
Costa Rica	—	865,496	—
Dominican Republic	—	5,610,454	—
Ecuador	—	6,716,544	—
Egypt	—	6,163,074	—
El Salvador	—	3,025,665	—
Ghana	—	3,846,924	—
Guatemala	—	287,436	—
Ivory Coast	—	8,014,865	—
Lebanon	—	3,413,302	—
Mongolia	—	216,056	—
Nigeria	—	2,343,374	—
Pakistan	—	1,822,800	—
Romania	—	1,364,944	—
Senegal	—	348,425	—
Serbia	—	811,182	—
South Africa	—	3,706,410	—
Sri Lanka	—	3,786,683	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Turkey	$—	$10,519,772	$—
Ukraine	—	3,213,744	—
United Arab Emirates	—	969,891	—
Zambia	—	762,911	—
U.S. Treasury Obligations	—	4,736,695	—
Common Stocks
Canada	—	—	3
Jamaica	—	4,833,632	—
Luxembourg	—	354	—
United States	1,700,777	3,896,351	706,863
Preferred Stocks
Jamaica	—	—	148,832
United States	—	1,813,483	1,003,763
Warrants
United States	—	379	—
Short-Term Investment
Affiliated Mutual Fund	6,187,671	—	—

Total	$7,888,448	$608,243,196	$8,811,934

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$—	$705
Futures Contracts	242,934	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,766,737	—
Centrally Cleared Credit Default Swap Agreements	—	630,088	—

Total	$242,934	$2,396,825	$705

Liabilities
Unfunded Loan Commitment	$—	$(62)	$—
Futures Contracts	(853,092)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(3,724,432)	—
Centrally Cleared Credit Default Swap Agreement	—	(81,220)	—

Total	$(853,092)	$(3,805,714)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 83

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

**	Includes Level 3 investments with an aggregate value of $0.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds- Jamaica	Corporate Bonds- United Kingdom	Corporate Bonds- United States	Floating Rate and Other Loans- Jamaica	Floating Rate and Other Loans- Netherlands
Balance as of 07/31/25	$—	$—	$1,088,303	$1,326,675	$1,159,449
Realized gain (loss)	—	—	(6,449,994)	13,374	—
Change in unrealized appreciation (depreciation)	—	(561,506)	6,449,994	(9,975)	12,920
Purchase/Exchange/Issuances	—	165,622	850,000	—	—
Sales/Paydowns	—	—	(6)	(1,330,940)	—
Accrued discount/premium	—	114,902	—	866	2,822
Transfer into Level 3*	—	280,985	—	—	—
Transfer out of Level 3*	—	—	(1,088,297)	—	—

Balance as of 07/31/26	$—	$3	$850,000	$—	$1,175,191

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(561,506)	$—	$—	$12,920

	Floating Rate and Other Loans- United Kingdom	Floating Rate and Other Loans- United States	Common Stocks- Canada	Common Stocks- Luxembourg	Common Stocks- United States
Balance as of 07/31/25	$1,373,897	$2,552,991	$3	$4	$1,267,029
Realized gain (loss)	35,065	9,195	—	23,960	—
Change in unrealized appreciation (depreciation)	(14,273)	(746,626)	—	(4)	(560,166)
Purchase/Exchange/Issuances	1,652,531	577,061	—	—	—
Sales/Paydowns	(2,181,200)	(848,547)	—	(23,960)	—
Accrued discount/premium	13,548	30,147	—	—	—
Transfer into Level 3*	2,473,490	—	—	—	—
Transfer out of Level 3*	—	—	—	—	—

Balance as of 07/31/26	$3,353,058	$1,574,221	$3	$—	$706,863

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(10,467)	$(742,878)	$—	$—	$(136,806)

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Preferred Stocks- Jamaica	Preferred Stocks- United States	Unfunded Loan Commitments
Balance as of 07/31/25	$132,885	$123,000	$652
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	15,947	10,763	53
Purchase/Exchange/Issuances	—	870,000	—
Sales/Paydowns	—	—	—
Accrued discount/premium	—	—	—
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	—

Balance as of 07/31/26	$148,832	$1,003,763	$705

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$15,947	$10,763	$705

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2026	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase

Corporate Bonds - United Kingdom	$3	Market/Recovery Value	Recovery Rate	0.00%	Increase
Corporate Bonds - United States	850,000	Market/Transaction Based	Discount/ Premium Factor	0.00%	NA
Floating Rate and Other Loans - Netherlands	1,175,191	Income/Discounted Cash Flow	Discount Rate	8.96%	Decrease
Floating Rate and Other Loans - United Kingdom	1,370,496	Market/Comparable Bond	Adjusted Yield	10.03%	Decrease

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 85

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Level 3 Securities**	Fair Value as of July 31, 2026	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase

Floating Rate and Other Loans - United States	$533,042	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Floating Rate and Other Loans - United States	758,322	Market/Recovery Value	Recovery Rate	75.00%	Increase
Common Stocks - United States	274,953	Market/Recovery Value	Recovery Rate	5.00%	Increase
Preferred Stocks - Jamaica	148,832	Market/Recovery Value	Recovery Rate	13.30%	Increase
Preferred Stocks - United States	1,003,763	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Unfunded Loan Commitments	705	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

	$6,115,307

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2026, the aggregate value of these securities and/or derivatives was $2,697,332. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2026 were as follows:

Sovereign Bonds	22.7%
Telecommunications	10.6
Oil & Gas	8.1
Media	4.7
Chemicals	4.6
Diversified Financial Services	3.9
Retail	3.9
Real Estate	3.6
Healthcare-Services	3.5
Entertainment	3.5
Pharmaceuticals	3.4
Electric	3.3
Home Builders	2.9
Commercial Services	2.7
Mining	2.5
Packaging & Containers	2.4
Pipelines	2.3
Auto Parts & Equipment	2.2

Foods	1.9%
Iron/Steel	1.6
Real Estate Investment Trusts (REITs)	1.5
Auto Manufacturers	1.4
Leisure Time	1.4
Banks	1.4
Affiliated Mutual Fund	1.2
Internet	1.1
Engineering & Construction	1.0
Software	1.0
Lodging	1.0
Home Furnishings	1.0
Insurance	1.0
Wireless Telecommunication Services	0.9
Computers	0.9
U.S. Treasury Obligations	0.9
Airlines	0.7
Building Materials	0.7

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Industry Classification (continued):

Oil, Gas & Consumable Fuels	0.7%
Aerospace & Defense	0.6
Investment Companies	0.5
Miscellaneous Manufacturing	0.5
Housewares	0.5
Environmental Control	0.4
Machinery-Diversified	0.4
Transportation	0.4
Water	0.4
Oil & Gas Services	0.4
Advertising	0.3
Distribution/Wholesale	0.3
Consumer Staples Distribution & Retail	0.3
Holding Companies-Diversified	0.3
Electrical Components & Equipment	0.3
Gas Utilities	0.2
Machinery-Construction & Mining	0.2
Electronic Equipment, Instruments & Components	0.2
Gas	0.2
Household Products/Wares	0.2
Forest Products & Paper	0.2

Apparel	0.1%
Beverages	0.1
Coal	0.1
Biotechnology	0.1
Electric Utilities	0.1
Metal Fabricate/Hardware	0.1
Cosmetics/Personal Care	0.1
Containers & Packaging	0.1
Energy-Alternate Sources	0.0	*
Agriculture	0.0	*
Interactive Media & Services	0.0	*

	119.7
Liabilities in excess of other assets	(19.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$630,088	*	Due from/to broker-variation margin swaps	$81,220	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,766,737		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,724,432

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 87

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$242,934	*	Due from/to broker-variation margin futures	$853,092	*

		$2,639,759			$4,658,744

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(70,140)	$21,838	$—	$—	$(853,843)
Foreign exchange contracts	—	—	—	5,672,522	—
Interest rate contracts	—	—	(991,077)	—	547,410

Total	$(70,140)	$21,838	$(991,077)	$5,672,522	$(306,433)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$471,931
Foreign exchange contracts	—	(4,912,606)	—
Interest rate contracts	(769,898)	—	(256,470)

Total	$(769,898)	$(4,912,606)	$215,461

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$14,028
Options Written (2)	648,000
Futures Contracts - Long Positions (2)	116,765,245

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (2)	$31,044,635
Forward Foreign Currency Exchange Contracts - Purchased (3)	139,860,219
Forward Foreign Currency Exchange Contracts - Sold (3)	270,900,196
Credit Default Swap Agreements - Buy Protection (2)	9,567,913
Credit Default Swap Agreements - Sell Protection (2)	22,426,050
Total Return Swap Agreements (2)	12,120,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(2,017,033)	$(2,017,033)	$1,688,127	$(328,906)
BNP	3,408	—	3,408	—	3,408
GSI	41,659	(14,242)	27,417	—	27,417
HSBC	314,427	(312,918)	1,509	—	1,509
JPM	1,378,082	(1,359,179)	18,903	—	18,903
MSI	23,860	(18,122)	5,738	—	5,738
SSB	5,301	(2,938)	2,363	—	2,363

	$1,766,737	$(3,724,432)	$(1,957,695)	$1,688,127	$(269,568)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 89

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $626,382,003)	$618,755,907
Affiliated investments (cost $6,187,671)	6,187,671
Cash	37,012
Foreign currency, at value (cost $3,169,037)	3,187,460
Cash segregated for counterparty - OTC	325,000
Dividends and interest receivable	9,413,211
Receivable for investments sold	2,153,881
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,766,737
Deposit with broker for centrally cleared/exchange-traded derivatives	142,000
Due from broker—variation margin swaps	3,679
Tax reclaim receivable	1,329
Unrealized appreciation on unfunded loan commitments	705
Prepaid expenses and other assets	41,343

Total Assets	642,015,935

Liabilities

Loan payable	100,000,000
Payable for investments purchased	14,694,796
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,724,432
Management fee payable	452,203
Interest payable	384,861
Due to broker—variation margin futures	313,392
Accrued expenses and other liabilities	140,059
Dividends and Distributions payable	96,920
Deferred directors’ fees and directors’ fees payable	60,656
Unrealized depreciation on unfunded loan commitments	62

Total Liabilities	119,867,381

Net Assets	$522,148,554

Net assets were comprised of:
Common stock, at par	$40,961
Paid-in capital in excess of par	725,309,557
Total distributable earnings (loss)	(203,201,964)

Net assets, July 31, 2026	$522,148,554

Net asset value and redemption price per share ($522,148,554 ÷ 40,961,118 shares of common stock issued and outstanding)	$12.75

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income	$46,826,082
Affiliated dividend income	274,043
Unaffiliated dividend income (net of $2,454 foreign withholding tax)	13,129

Total income	47,113,254

Expenses
Management fee	5,406,351
Interest expense	4,756,337
Custodian and accounting fees	103,265
Professional fees	75,034
Shareholders’ reports	64,693
Audit fee	54,808
Transfer agent’s fees and expenses	22,517
Directors’ fees	14,234
Miscellaneous	79,691

Total expenses	10,576,930

Net investment income (loss)	36,536,324

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(4,521,320)
Futures transactions	(991,077)
Forward currency contract transactions	5,672,522
Options written transactions	21,838
Swap agreement transactions	(306,433)
Foreign currency transactions	2,785,296

2,660,826

Net change in unrealized appreciation (depreciation) on:
Investments	191,832
Futures	(769,898)
Forward currency contracts	(4,912,606)
Swap agreements	215,461
Foreign currencies	(12,147)
Unfunded loan commitments	(1,381)

(5,288,739)

Net gain (loss) on investment and foreign currency transactions	(2,627,913)

Net Increase (Decrease) In Net Assets Resulting From Operations	$33,908,411

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 91

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$36,536,324	$37,808,637
Net realized gain (loss) on investment and foreign currency transactions	2,660,826	(28,025,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,288,739)	46,387,304

Net increase (decrease) in net assets resulting from operations	33,908,411	56,170,009

Dividends and Distributions
Distributions from distributable earnings	(38,409,947)	(35,642,453)
Tax return of capital distributions	(13,200,265)	(15,930,862)

Total dividends and distributions	(51,610,212)	(51,573,315)

Fund share transactions
Net asset value of shares issued in reinvestment of dividends and distributions [7,588 and 29,651 shares, respectively]	100,769	388,886

Total increase (decrease)	(17,601,032)	4,985,580

Net Assets:

Beginning of year	539,749,586	534,764,006

End of year	$522,148,554	$539,749,586

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2026

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$33,908,411

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	391,097,292
Purchases of long-term portfolio investments, net of amounts payable	(379,174,160)
Net proceeds (purchases) of short-term portfolio investments	(390,818)
Net premiums (paid) received for swap agreements	165,498
Net premiums (paid) received for options written	21,838
Amortization of premium and accretion of discount on portfolio investments	(4,949,868)
Net realized (gain) loss on investment transactions	4,521,320
Net realized (gain) loss on futures transactions	991,077
Net realized (gain) loss on options written transactions	(21,838)
Net realized (gain) loss on forward currency contract transactions	(5,672,522)
Net realized (gain) loss on swap agreement transactions	306,433
Net realized (gain) loss on foreign currency transactions	(2,785,296)
Net change in unrealized (appreciation) depreciation on investments	(191,832)
Net change in unrealized (appreciation) depreciation on futures	769,898
Net change in unrealized (appreciation) depreciation on forward currency contracts	4,912,606
Net change in unrealized (appreciation) depreciation on swap agreements	(215,461)
Net change in unrealized (appreciation) depreciation on foreign currencies	12,147
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	1,381
(Increase) Decrease In Assets:
Dividends and interest receivable	252,120
Tax reclaim receivable	2,455
Prepaid expenses and other assets	(24,766)
Increase (Decrease) In Liabilities:
Management fee payable	(7,758)
Interest payable	(62,139)
Due to broker - variation margin futures	313,392
Accrued expenses and other liabilities	34,915
Dividends and Distributions payable	(3,178)
Deferred directors’ fees and directors’ fees payable	226
Due to broker - variation margin swaps	(6,706)

Total adjustments	9,896,256

Net cash provided by (used for) operating activities	43,804,667

Effect of exchange rate changes on cash	6,684,696

Cash Flows Provided By (Used For) Financing Activities:
Net asset value of shares issued in reinvestment of dividends and distributions	100,769
Cash distributions to shareholders	(51,610,212)

Net cash provided by (used for) financing activities	(51,509,443)

Net increase (decrease) in cash and restricted cash, including foreign currency	(1,020,080)

Cash and restricted cash at beginning of year, including foreign currency	$4,715,231

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 93

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows (continued)

Year Ended July 31, 2026

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$3,695,151

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense	$4,818,476
Non-cash purchases of investments	$6,243,841
Non-cash sales of investments	$5,578,535

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2026

Cash	37,012
Foreign currency, at value	3,187,460
Restricted cash:
Cash segregated for counterparty - OTC	325,000
Deposit with broker for centrally cleared/exchange-traded derivatives	142,000
Due from broker-variation margin swaps	3,679

Total Cash and Restricted Cash, Including Foreign Currency	$3,695,151

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Financial Highlights

Year Ended July 31, 2026

	Year Ended July 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.18	$13.07	$12.67	$13.08	$16.71
Income (loss) from investment operations:
Net investment income (loss)	0.89	0.92	0.86	0.85	0.94
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	0.45	0.80	- (b)	(3.31)
Total from investment operations	0.83	1.37	1.66	0.85	(2.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.94)	(0.87)	(0.91)	(1.26)	(1.26)
Tax return of capital distributions	(0.32)	(0.39)	(0.35)	-	-
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.26)	(1.26)
Net asset value, end of year	$12.75	$13.18	$13.07	$12.67	$13.08
Market price, end of year	$11.66	$13.11	$12.40	$11.38	$11.98
Total Return(c):	(1.54)%	16.56%	21.55%	6.31%	(15.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$522,149	$539,750	$534,764	$518,508	$535,081
Average net assets (000)	$536,042	$537,006	$518,212	$514,641	$623,650
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.97%	2.50%	2.92%	2.28%	1.48%
Expenses before waivers and/or expense reimbursement(e)	1.97%	2.50%	2.92%	2.28%	1.48%
Net investment income (loss)	6.82%	7.04%	6.78%	6.78%	6.19%
Portfolio turnover rate(f)	61%	49%	45%	25%	35%
Asset coverage	622%	640%	469%	458%	701%
Total debt outstanding at year-end (000)	$100,000	$100,000	$145,000	$145,000	$89,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 0.89%, 1.35%, 1.76%, 1.12%, and 0.32%, for the years ended July 31, 2026, 2025, 2024, 2023, and 2022, respectively. Includes tax expense of 0.05%, for the year ended July 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.6%

CORPORATE BONDS 85.3%

Advertising 0.6%

Clear Channel Outdoor Holdings, Inc., Gtd. Notes, 144A	7.500%	06/01/29	600	$601,414
Gtd. Notes, 144A	7.750	04/15/28	150	150,218
Sr. Sec’d. Notes, 144A	7.125	02/15/31	50	51,571
Sr. Sec’d. Notes, 144A	7.500	03/15/33	180	188,917

Neptune Bidco US, Inc., Sr. Sec’d. Notes, 144A	9.290	04/15/29	1,460	1,487,632
Sr. Sec’d. Notes, 144A	9.500	02/15/33	340	346,481

				2,826,233

Aerospace & Defense 1.3%

ATI, Inc., Sr. Unsec’d. Notes	5.875	06/15/33	80	80,493
Sr. Unsec’d. Notes	7.250	08/15/30	165	170,328
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.875	01/15/35	380	375,725
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	585	602,550
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	365	375,950
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	430	447,737
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	400	437,284
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	540	568,021
TransDigm, Inc., Gtd. Notes	4.625	01/15/29	225	220,768
Gtd. Notes, 144A	6.125	07/31/34	175	172,984
Gtd. Notes, 144A	6.375	05/31/33	975	974,747
Sr. Sec’d. Notes, 144A	6.000	01/15/33	230	229,863
Sr. Sec’d. Notes, 144A	6.375	03/01/29	580	586,896
Sr. Sec’d. Notes, 144A	6.625	03/01/32	225	228,882
Sr. Sec’d. Notes, 144A	6.750	08/15/28	235	236,833

				5,709,061

Airlines 1.2%

American Airlines, Inc., Sr. Sec’d. Notes, 144A	7.250	02/15/28	385	388,391
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,306	1,298,086
United Airlines Holdings, Inc., Gtd. Notes	4.875	03/01/29	665	654,993
Gtd. Notes	5.375	03/01/31	415	409,829

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625%	04/15/29	630	$619,010
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	525	493,500
Sr. Unsec’d. Notes, 144A	8.750	01/15/32	470	461,775
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	945	956,812

				5,282,396

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	500	478,546
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,500	1,414,611

				1,893,157

Auto Manufacturers 1.3%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	538	470,436
Sr. Unsec’d. Notes	4.750	01/15/43	225	172,406
Sr. Unsec’d. Notes	7.400	11/01/46	100	101,751
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	400	399,811
Sr. Unsec’d. Notes	5.800	03/08/29	225	226,442
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	365	376,551
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	475	507,884
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	5.625	09/29/28	515	511,900
Sr. Unsec’d. Notes, 144A, MTN	6.125	09/30/30	730	712,782
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	200	196,230
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	990	1,011,038
Sr. Unsec’d. Notes, 144A	7.750	07/17/32	515	531,738
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	965	815,274

				6,034,243

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 1.4%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000%	04/15/28	450	$456,750
American Axle & Manufacturing, Inc.,
Gtd. Notes, 144A	7.750	10/15/33	525	516,679
Sr. Sec’d. Notes, 144A	6.375	10/15/32	360	358,122
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	6.750	09/15/32	540	546,102
Sr. Sec’d. Notes, 144A	6.750	02/15/30	235	240,865
Cyprium Corp./Cyprium Holdings Luxembourg Sarl,
Gtd. Notes, 144A	6.125	04/15/31	350	347,588
Gtd. Notes, 144A	6.375	04/15/34	480	473,550
Dorman Products, Inc.,
Gtd. Notes, 144A	6.250	06/15/34	230	230,945
Garrett Motion Holdings, Inc./Garrett LX I Sarl,
Gtd. Notes, 144A	7.750	05/31/32	435	451,860
Goodyear Tire & Rubber Co. (The),
Gtd. Notes	5.625	04/30/33	25	21,781
Sr. Unsec’d. Notes	8.875	07/15/32	310	317,870
Phinia, Inc.,
Gtd. Notes, 144A	6.625	10/15/32	25	25,269
Sr. Sec’d. Notes, 144A	6.750	04/15/29	390	396,934
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	1,075	1,077,863
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	580	578,781
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A	7.500	03/24/31	265	266,325

				6,307,284

Banks 0.7%

Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30(oo)	485	484,427
Jr. Sub. Notes	6.625(ff)	05/01/30(oo)	75	76,500
Citigroup, Inc.,
Jr. Sub. Notes	6.625(ff)	02/15/31(oo)	45	45,123
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30(oo)	260	260,181
Jr. Sub. Notes, Series FF	6.950(ff)	02/15/30(oo)	165	166,509
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	277	279,487
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	850	851,197

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Freedom Mortgage Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	12.250%	10/01/30	250	$267,834
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series AA	6.500(ff)	08/10/31(oo)	325	322,563
Jr. Sub. Notes, Series Z	6.850(ff)	02/10/30(oo)	290	293,451
Intesa Sanpaolo SpA (Italy), Sub. Notes, 144A	4.198(ff)	06/01/32	325	304,465

				3,351,737

Biotechnology 0.1%

BioMarin Pharmaceutical, Inc., Gtd. Notes, 144A	5.500	02/15/34	415	404,707

Building Materials 1.1%

Builders FirstSource, Inc., Gtd. Notes, 144A	5.000	03/01/30	115	111,555
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	500	257,457
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	775	98,869
CP Atlas Buyer, Inc., Sr. Sec’d. Notes, 144A	9.750	07/15/30	250	224,971
Griffon Corp., Gtd. Notes	5.750	03/01/28	330	329,960
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, Sr. Sec’d. Notes, 144A	6.750	04/01/32	123	121,178
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	232	214,722
Quikrete Holdings, Inc., Sr. Sec’d. Notes, 144A	6.375	03/01/32	700	708,474
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	343	342,700
Sr. Sec’d. Notes, 144A	8.875	11/15/31	450	471,303
Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	490	484,695
Sr. Unsec’d. Notes, 144A	6.500	08/15/32	205	205,696
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	170	152,790

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.375%	07/15/30	625	$590,610
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	500	496,913

				4,811,893

Chemicals 2.3%

ARC Falcon I, Inc./Arclin USA LLC/New Arclin US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.750	03/01/33	1,455	1,381,935
Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43	1,550	1,575,451
Chemours Co. (The), Gtd. Notes, 144A	7.875	03/15/34	355	345,430
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%(x)	10.000	05/07/29	1,091	924,876
Methanex US Operations, Inc.,
Gtd. Notes, 144A	6.250	03/15/32	205	207,379
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	1,490	1,439,135
Sr. Sec’d. Notes, 144A	6.750	08/01/32	455	443,021
Sr. Sec’d. Notes, 144A	7.250	06/15/31	820	829,712
Sr. Sec’d. Notes, 144A	7.250	02/15/33	700	685,623
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	1,000	986,670
Perimeter Holdings LLC, Sr. Sec’d. Notes, 144A	6.250	01/15/34	510	501,387
Qnity Electronics, Inc., Gtd. Notes, 144A	6.250	08/15/33	90	90,457
Sr. Sec’d. Notes, 144A	5.750	08/15/32	150	149,143
SCIH Salt Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.625	08/15/31	155	154,875
SK Invictus Intermediate II Sarl, Sr. Sec’d. Notes, 144A	5.000	10/30/29	495	481,526
Solstice Advanced Materials, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	09/30/33	280	274,116

				10,470,736

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250%	10/01/29	545	$457,800

Commercial Services 4.2%

Allied Universal Holdco LLC, Sr. Sec’d. Notes, 144A	7.875	02/15/31	1,400	1,454,770
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.875	06/15/30	675	689,536
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	275	272,820
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,410	1,386,383
Sr. Sec’d. Notes, 144A	4.625	06/01/28	665	653,369
AMN Healthcare, Inc., Gtd. Notes, 144A	4.000	04/15/29	1,025	985,076
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	4.750	04/01/28	995	979,503
Block, Inc., Sr. Unsec’d. Notes, 144A	5.625	08/15/30	810	806,100
Sr. Unsec’d. Notes, 144A	6.000	08/15/33	335	332,478
Carrix, Inc., Sr. Sec’d. Notes, 144A	6.125	08/01/33	420	418,146
Clarivate Science Holdings Corp., Sr. Sec’d. Notes, 144A	3.875	07/01/28	250	242,100
CompoSecure Holdings LLC, Sr. Sec’d. Notes, 144A	5.625	02/01/33	330	316,861
DCLI Bidco LLC, Second Mortgage, 144A	7.750	11/15/29	645	662,967
Herc Holdings, Inc., Gtd. Notes, 144A	5.750	03/15/31	355	351,618
Gtd. Notes, 144A	6.000	03/15/34	230	225,817
Gtd. Notes, 144A	6.625	06/15/29	390	397,006
Gtd. Notes, 144A	7.000	06/15/30	915	943,445
Gtd. Notes, 144A	7.250	06/15/33	460	474,653
Hertz Corp. (The), Sr. Sec’d. Notes, 144A	12.625	07/15/29	150	97,916
Mavis Tire Express Services Topco Corp., Sr. Unsec’d. Notes, 144A	6.500	05/15/29	1,236	1,217,851

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500%	04/15/29	545	$541,651
Service Corp. International, Sr. Unsec’d. Notes	3.375	08/15/30	557	515,262
Sr. Unsec’d. Notes	5.125	06/01/29	225	223,206
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Gtd. Notes, 144A	6.750	08/15/32	1,005	1,006,083
Synergy Infrastructure Holdings LLC,
Sec’d. Notes, 144A	7.000	07/15/34	115	115,982
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	500	456,981
Gtd. Notes	4.000	07/15/30	125	118,667
Gtd. Notes	4.875	01/15/28	1,740	1,733,156
Gtd. Notes, 144A	5.375	11/15/33	355	345,634
Sec’d. Notes	3.875	11/15/27	460	454,882
Valvoline, Inc., Sr. Unsec’d. Notes, 144A	3.625	06/15/31	250	227,993
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	400	408,662

				19,056,574

Computers 0.8%

Crowdstrike Holdings, Inc.,
Gtd. Notes	3.000	02/15/29	550	522,423
Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	660	670,893
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	1,230	1,042,494
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	550	583,910
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	700	677,855
Seagate Data Storage Technology Pte Ltd.,
Gtd. Notes	5.875	07/15/30	235	238,525

				3,736,100

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Cosmetics/Personal Care 0.1%

P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000%	05/15/29	243	$226,558
Prestige Brands, Inc., Gtd. Notes, 144A	6.250	07/15/34	115	115,287

				341,845

Distribution/Wholesale 0.4%

Core & Main LP, Gtd. Notes, 144A	6.000	07/01/34	123	122,354
Velocity Vehicle Group LLC, Sr. Unsec’d. Notes, 144A	8.000	06/01/29	350	347,027
Veritiv Operating Co., Sr. Sec’d. Notes, 144A	10.500	11/30/30	805	825,992
Windsor Holdings III LLC, Sr. Sec’d. Notes, 144A	8.500	06/15/30	475	494,696

				1,790,069

Diversified Financial Services 5.1%

Azorra Finance Ltd., Gtd. Notes, 144A	6.250	02/15/34	225	220,506
Gtd. Notes, 144A	7.250	01/15/31	605	622,394
Gtd. Notes, 144A	7.750	04/15/30	390	403,564
Bread Financial Holdings, Inc., Gtd. Notes, 144A	6.750	05/15/31	230	234,538
Charles Schwab Corp. (The), Jr. Sub. Notes, Series L	6.100(ff)	06/01/31(oo)	95	93,782
Encore Capital Group, Inc., Sr. Sec’d. Notes, 144A	6.625	04/15/31	545	546,953
Sr. Sec’d. Notes, 144A	6.625	06/01/32	325	325,443
Sr. Sec’d. Notes, 144A	8.500	05/15/30	400	423,737
Freedom Funding Center LLC, Sr. Unsec’d. Notes, 144A, Cash coupon 12.000% or PIK 13.000%	12.000	10/01/37	260	269,705
Freedom Mortgage Holdings LLC, Sr. Unsec’d. Notes, 144A	6.875	05/01/31	1,280	1,232,657
Sr. Unsec’d. Notes, 144A	8.000	02/01/32	250	248,090
Sr. Unsec’d. Notes, 144A	9.125	05/15/31	540	554,022
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	350	361,285

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

GGAM Finance Ltd. (Ireland), Gtd. Notes, 144A	8.000%	02/15/27	225	$224,964
Sr. Unsec’d. Notes, 144A	5.875	03/15/30	340	338,279
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	450	464,634
goeasy Ltd. (Canada), Gtd. Notes, 144A	6.875	02/15/31	144	128,082
Gtd. Notes, 144A	9.250	12/01/28	30	29,625
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	390	355,321
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	165	156,545
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	200	196,301
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	325	314,536
LD Holdings Group LLC, Gtd. Notes, 144A	6.125	04/01/28	175	140,300
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	75	76,996
Sr. Unsec’d. Notes, 144A	6.500	03/26/31	405	419,878
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	500	489,070
Sr. Unsec’d. Notes	5.000	03/15/27	1,725	1,717,148
Nomura Holdings, Inc. (Japan),
Jr. Sub. Notes	7.000(ff)	07/15/30(oo)	205	207,341
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	375	362,388
Gtd. Notes	5.375	11/15/29	1,135	1,108,964
Gtd. Notes	6.625	05/15/29	550	557,459
Gtd. Notes	6.750	03/15/32	625	623,068
Gtd. Notes	6.750	09/15/33	963	948,181
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	675	638,556
Gtd. Notes, 144A	5.750	09/15/31	675	626,537
Gtd. Notes, 144A	6.750	02/15/34	290	268,915
Gtd. Notes, 144A	6.875	05/15/32	1,150	1,100,428
Gtd. Notes, 144A	6.875	02/15/33	185	175,577
Gtd. Notes, 144A	7.875	12/15/29	50	51,337
Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	2,315	2,333,418
Gtd. Notes, 144A	6.125	08/01/31	250	251,129
Gtd. Notes, 144A	6.500	08/01/29	300	304,459

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625%	03/01/29	275	$263,120
Gtd. Notes, 144A	3.875	03/01/31	1,225	1,134,707
Gtd. Notes, 144A	4.000	10/15/33	1,100	971,848
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	125	123,970
UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	240	222,690

				22,862,447

Electric 2.9%

Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	4.625	02/01/29	1,136	1,126,758
Keystone Power Pass-Through
Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 1.000% and PIK 12.000%	13.000	06/01/28	100	98,134
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,500	1,500,819
Gtd. Notes, 144A	3.375	02/15/29	125	118,627
Gtd. Notes, 144A	3.625	02/15/31	1,200	1,106,617
Gtd. Notes, 144A	3.875	02/15/32	475	434,319
Gtd. Notes, 144A	5.250	06/15/29	500	495,968
Gtd. Notes, 144A	5.875	05/15/34	250	245,425
Gtd. Notes, 144A	6.125	05/15/36	250	246,453
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	700	746,528
Sr. Unsec’d. Notes, 144A	5.750	01/15/34	305	297,135
PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	275	278,877
Sr. Sec’d. Notes	5.000	07/01/28	375	371,814
Talen Energy Supply LLC,
Gtd. Notes, 144A	6.375	05/01/33	961	947,375
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	2,975	2,988,489
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	375	376,039

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000%	07/31/27	375	$375,042
VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30	1,195	1,201,098

				12,955,517

Electrical Components & Equipment 0.5%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29	50	48,170
Gtd. Notes, 144A	6.000	09/15/33	1,050	997,429
WESCO Distribution, Inc.,
Gtd. Notes, 144A	5.250	04/15/31	190	186,942
Gtd. Notes, 144A	5.500	04/15/34	140	136,314
Gtd. Notes, 144A	6.375	03/15/29	360	365,299
Gtd. Notes, 144A	6.375	03/15/33	205	208,488
Gtd. Notes, 144A	6.625	03/15/32	310	316,456

				2,259,098

Electronics 0.1%

Coherent Corp.,
Gtd. Notes, 144A	5.000	12/15/29	135	132,094
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	300	279,458

				411,552

Engineering & Construction 0.2%

AECOM,
Gtd. Notes, 144A	6.000	08/01/33	266	264,540
Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32	175	179,485
Granite Construction, Inc.,
Gtd. Notes, 144A	6.375	06/15/34	100	100,059
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.750	01/15/34	390	390,501

				934,585

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 2.7%

Brightstar Lottery PLC/Brightstar Global Solutions Corp. (United Kingdom),
Sr. Sec’d. Notes, 144A	5.750%	01/15/33	510	$491,191
Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	2,248	2,139,314
Sr. Sec’d. Notes, 144A	6.500	02/15/32	190	181,786
Sr. Sec’d. Notes, 144A	7.000	02/15/30	800	802,955
Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	475	473,747
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	73,880
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	400	391,440
Light & Wonder International, Inc.,
Gtd. Notes, 144A	6.250	10/01/33	455	447,026
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	775	752,437
Penn Entertainment, Inc.,
Gtd. Notes, 144A	6.750	04/01/31	460	461,360
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	425	405,122
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	105	105,214
Pioneer Opco LLC,
Sr. Sec’d. Notes, 144A	7.000	05/15/33	265	268,001
Rivers Enterprise Borrower LLC,
Sr. Sec’d. Notes, 144A	6.250	10/15/30	575	577,616
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	02/01/33	935	940,447
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	700	566,946
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	1,618	1,719,479
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	860	851,159
Gtd. Notes, 144A	6.250	03/15/33	345	341,977
Gtd. Notes, 144A	7.125	02/15/31	345	361,444

				12,352,541

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Environmental Control 1.0%

Clean Harbors, Inc., Gtd. Notes, 144A	5.750%	10/15/33		305	$303,336
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.500	02/01/34		235	217,387
Gtd. Notes, 144A	5.625	07/01/31		350	339,879
GFL Environmental, Inc., Gtd. Notes, 144A	4.000	08/01/28		555	541,125
Gtd. Notes, 144A	4.375	08/15/29		540	517,876
Gtd. Notes, 144A	4.750	06/15/29		275	267,953
Gtd. Notes, 144A	6.750	01/15/31		195	197,305
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A	5.875	06/30/29		445	445,116
Reworld Holding Corp., Gtd. Notes, 144A	4.875	12/01/29		1,170	1,111,834
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	02/01/33		370	376,358
Wrangler Holdco Corp. (Canada), Gtd. Notes, 144A	6.625	04/01/32		190	190,390

					4,508,559

Foods 1.2%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		150	141,205
Gtd. Notes, 144A	5.500	03/31/31		230	221,234
Gtd. Notes, 144A	5.625	03/31/32		650	618,323
Gtd. Notes, 144A	5.750	03/31/34		790	734,512
B&G Foods, Inc., Gtd. Notes, 144A	11.000	06/15/31		480	425,945
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR	296	329,125
Sr. Sec’d. Notes	8.125	05/14/30	GBP	325	409,009
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		150	142,911
Gtd. Notes, 144A	4.375	01/31/32		275	257,783
Post Holdings, Inc., Gtd. Notes, 144A	4.500	09/15/31		1,025	951,136
Gtd. Notes, 144A	4.625	04/15/30		425	409,358
Gtd. Notes, 144A	6.250	10/15/34		180	174,984

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Post Holdings, Inc., (cont’d.)
Gtd. Notes, 144A	6.375%	03/01/33	80	$78,817
Gtd. Notes, 144A	6.500	03/15/36	655	638,882

				5,533,224

Forest Products & Paper 0.1%

Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31	500	489,336

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes, 144A	6.875	06/01/31	480	487,632
Sr. Unsec’d. Notes, 144A	9.500	06/01/30	385	412,752

				900,384

Healthcare-Services 4.5%

Centene Corp., Sr. Unsec’d. Notes	2.500	03/01/31	879	765,183
Sr. Unsec’d. Notes	2.625	08/01/31	1,027	890,391
Sr. Unsec’d. Notes	3.000	10/15/30	725	652,425
Sr. Unsec’d. Notes	3.375	02/15/30	450	416,755
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30	350	323,794
Sr. Sec’d. Notes, 144A	6.000	01/15/29	425	419,106
Sr. Sec’d. Notes, 144A	9.750	01/15/34	1,090	1,104,277
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	2,605	2,404,011
Gtd. Notes, 144A	4.625	06/01/30	2,200	2,119,880
LifePoint Health, Inc., Gtd. Notes, 144A	5.375	01/15/29	2,100	1,996,004
Sr. Sec’d. Notes, 144A	7.000	05/01/34	845	788,853
Sr. Sec’d. Notes, 144A	8.375	02/15/32	150	150,941
Sr. Sec’d. Notes, 144A	9.875	08/15/30	350	367,733
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	794	611,329
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	158	148,718
Prime Healthcare Services, Inc., Sr. Sec’d. Notes, 144A	9.375	09/01/29	1,375	1,433,861

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375%	01/15/30	3,500	$3,375,032
Sr. Unsec’d. Notes	6.875	11/15/31	2,025	2,149,072

				20,117,365

Holding Companies-Diversified 0.4%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,638	1,608,468

Home Builders 3.5%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	4.625	08/01/29	750	720,702
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	350	332,570
Sr. Unsec’d. Notes, 144A	6.875	08/01/33	535	534,165
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	1,225	1,241,147
Gtd. Notes, 144A	7.500	03/15/31	15	15,075
Gtd. Notes, 144A	8.000	01/15/32	265	271,028
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada), Gtd. Notes, 144A	4.875	02/15/30	1,725	1,604,319
Gtd. Notes, 144A	6.250	09/15/27	40	39,948
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	600	568,866
Dream Finders Homes, Inc., Gtd. Notes, 144A	6.875	09/15/30	290	283,113
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	645	661,009
Forestar Group, Inc., Gtd. Notes, 144A	5.000	03/01/28	975	967,383
Gtd. Notes, 144A	6.500	03/15/33	745	747,751
KB Home,
Gtd. Notes	4.800	11/15/29	700	679,516
Gtd. Notes	6.875	06/15/27	700	704,638
M/I Homes, Inc., Gtd. Notes	3.950	02/15/30	375	353,219
Gtd. Notes	4.950	02/01/28	350	347,000
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.625	03/01/30	808	771,931
Sr. Unsec’d. Notes, 144A	6.000	12/15/33	580	551,876

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Risewell Homes, Inc.,
Sr. Unsec’d. Notes, 144A	8.500%	11/01/30	420	$428,873
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	250	253,654
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	793	781,943
Sr. Unsec’d. Notes	4.750	04/01/29	375	364,520
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	8.750	02/15/29	585	606,145
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.125	08/01/30	580	578,712
Gtd. Notes, 144A	5.750	01/15/28	350	353,497
Gtd. Notes, 144A	5.750	11/15/32	250	256,028
Tri Pointe Homes, Inc., Gtd. Notes	5.700	06/15/28	905	905,539

				15,924,167

Home Furnishings 0.4%

Whirlpool Corp., Sr. Sec’d. Notes, 144A	7.500	07/01/31	225	223,593
Sr. Sec’d. Notes, 144A	7.875	07/01/34	135	127,849
Sr. Unsec’d. Notes	6.125	06/15/30	225	204,615
Sr. Unsec’d. Notes	6.500	06/15/33	1,650	1,397,864

				1,953,921

Household Products/Wares 0.2%

ACCO Brands Corp., Gtd. Notes, 144A	4.250	03/15/29	895	842,924
Kronos Acquisition Holdings, Inc. (Canada), Sr. Unsec’d. Notes, 144A	10.750	06/30/32	570	175,275

				1,018,199

Housewares 0.7%

Newell Brands, Inc., Sr. Unsec’d. Notes	6.375	05/15/30	205	207,113
Sr. Unsec’d. Notes	6.625	05/15/32	175	176,904
Sr. Unsec’d. Notes	7.500	04/01/46	350	324,760
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	315	328,874

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares (cont’d.)

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000%	04/01/31	1,150	$1,068,442
Gtd. Notes	4.375	02/01/32	675	625,309
SWF Holdings I Corp.,
Sec’d. Notes, 144A	6.500	10/06/29	1,404	209,711

				2,941,113

Insurance 1.4%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30	210	203,207
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	1,730	1,658,521
Sr. Unsec’d. Notes, 144A	8.500	06/15/29	680	648,732
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	321	309,167
Asurion LLC/Asurion Co-Issuer, Inc.,
Sec’d. Notes, 144A	8.375	02/01/34	1,875	1,708,758
Sr. Sec’d. Notes, 144A	8.000	12/31/32	765	773,545
Broadstreet Partners Group LLC,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	625	611,502
HUB International Ltd.,
Sr. Sec’d. Notes, 144A	7.250	06/15/30	50	51,519
Sr. Unsec’d. Notes, 144A	5.625	12/01/29	300	299,714
Sr. Unsec’d. Notes, 144A	7.375	01/31/32	75	76,684

				6,341,349

Internet 1.0%

Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.000	08/15/31	685	688,258
Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	496	488,314
Gtd. Notes, 144A	6.750	09/30/27	540	540,839
Gtd. Notes, 144A	7.125	09/30/30	400	406,062
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	750	704,464
Gtd. Notes, 144A	5.250	12/01/27	215	214,785
ION Platform Finance US, Inc./ION Platform Finance Sarl,
Sr. Sec’d. Notes, 144A	4.625	05/01/28	215	200,684
Sr. Sec’d. Notes, 144A	5.000	05/01/28	330	310,179

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Snap, Inc.,
Gtd. Notes, 144A	6.875%	03/01/33	535	$522,884
Gtd. Notes, 144A	6.875	03/15/34	250	242,455

				4,318,924

Investment Companies 0.2%

Aethon IV Newco LLC,
Sr. Unsec’d. Notes^(x)	0.000	09/30/31	700	700,000
FS KKR Capital Corp.,
Sr. Unsec’d. Notes	7.500	08/01/31	300	300,238

				1,000,238

Iron/Steel 1.4%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	315	322,875
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	4.625	03/01/29	275	266,934
Gtd. Notes, 144A	6.750	04/15/30	695	699,204
Gtd. Notes, 144A	6.875	11/01/29	410	413,969
Gtd. Notes, 144A	7.000	03/15/32	465	466,204
Gtd. Notes, 144A	7.375	05/01/33	295	298,063
Gtd. Notes, 144A	7.500	09/15/31	785	801,057
Gtd. Notes, 144A	7.625	01/15/34	405	409,866
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	5.750	11/15/33	350	344,120
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	380	373,611
Hybar LLC,
Sr. Sec’d. Notes, 144A	7.375	07/01/34	260	260,779
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.000	05/01/32	485	475,339
Sr. Unsec’d. Notes, 144A	6.250	05/01/34	235	228,538
Sr. Unsec’d. Notes, 144A	7.000	04/01/31	265	271,699
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	698	717,656
Sr. Unsec’d. Notes, 144A, MTN	8.500	05/01/30	75	77,171

				6,427,085

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time 1.4%

A&K Travel Group Holdings Ltd. (United Kingdom),
Gtd. Notes, 144A	7.500%	05/15/33	375	$373,320
Carnival Corp. Ltd.,
Gtd. Notes, 144A	5.750	03/15/30	900	902,390
Gtd. Notes, 144A	5.750	08/01/32	905	897,201
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000	09/15/30	485	498,851
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	750	742,703
Sr. Unsec’d. Notes, 144A	6.250	09/15/33	230	218,500
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	455	445,900
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	460	476,919
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	175	175,656
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	75	73,255
Gtd. Notes, 144A	6.375	11/01/32	380	374,924
Viking Cruises Ltd.,
Gtd. Notes, 144A	9.125	07/15/31	50	52,333
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	1,025	1,022,878

				6,254,830

Lodging 1.5%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	900	859,516
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	500	452,584
Gtd. Notes, 144A	5.750	09/15/33	120	118,961
MGM Resorts International,
Gtd. Notes	4.750	10/15/28	225	222,832
Gtd. Notes	5.500	04/15/27	1,011	1,012,707
Gtd. Notes	6.125	09/15/29	735	739,665
Gtd. Notes	6.500	04/15/32	1,465	1,455,411
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A	5.625	03/01/33	275	267,575
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	500	482,525

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Wynn Macau Ltd. (Macau), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.500%	10/01/27	350	$348,250
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	850	838,695

				6,798,721

Machinery-Construction & Mining 0.4%

Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31	705	692,410
Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	485	478,915
Gtd. Notes, 144A	6.250	10/15/32	455	456,939

				1,628,264

Machinery-Diversified 0.5%

Columbus McKinnon Corp.,
Sr. Sec’d. Notes, 144A	7.125	02/01/33	205	206,683
Esab Corp.,
Gtd. Notes, 144A	5.625	04/01/31	245	242,344
Gtd. Notes, 144A	6.250	04/15/29	90	90,957
GrafTech Finance, Inc.,
Sec’d. Notes, 144A	4.625	12/23/29	655	395,115
LSF12 Helix Parent LLC,
Sr. Sec’d. Notes, 144A	7.125	02/01/33	370	363,214
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	885	918,187

				2,216,500

Media 5.7%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A	5.375	06/01/29	1,425	1,385,683
Sr. Unsec’d. Notes	4.500	05/01/32	155	133,691
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	1,010	894,189
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	475	443,865
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	525	519,174
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	21	20,958
Sr. Unsec’d. Notes, 144A	7.000	02/01/33	1,245	1,192,763
Sr. Unsec’d. Notes, 144A	7.375	02/01/36	480	457,091

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 115

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CSC Holdings LLC,
Gtd. Notes, 144A	3.375%	02/15/31	500	$280,346
Gtd. Notes, 144A	4.125	12/01/30	575	323,175
Gtd. Notes, 144A	5.375	02/01/28	2,500	1,447,891
Gtd. Notes, 144A	5.500	04/15/27	765	473,250
Gtd. Notes, 144A	6.500	02/01/29	825	468,566
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	1,875	395,903
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	1,350	290,493
Discovery Global Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	4,170	2,667,428
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	40	36,221
Gtd. Notes	7.375	07/01/28(d)	25	23,955
EchoStar Corp.,
Sr. Sec’d. Notes, Cash coupon 6.750% or PIK 6.750%	6.750	11/30/30	58	59,236
Sr. Sec’d. Notes	10.750	11/30/29	3,150	3,406,860
Gray Media, Inc.,
Gtd. Notes, 144A	5.375	11/15/31	830	614,082
Sec’d. Notes, 144A	9.625	07/15/32	280	282,876
Sr. Sec’d. Notes, 144A	7.250	08/15/33	275	271,846
Sr. Sec’d. Notes, 144A	10.500	07/15/29	90	94,927
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	4.750	01/15/28	50	47,083
Sr. Sec’d. Notes, 144A	7.750	08/15/30	1,555	1,363,484
Nexstar Media, Inc.,
Sr. Sec’d. Notes, 144A	6.500	09/15/33	445	442,916
Paramount Global,
Gtd. Notes	4.375	03/15/43	600	366,132
Gtd. Notes	4.950	05/19/50	1,675	1,011,484
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% and PIK 3.250%	9.250	03/25/30	737	590,397
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33	1,170	1,205,741
Sirius XM Radio LLC,
Gtd. Notes, 144A	5.000	08/01/27	700	699,000
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	365	346,077
Sr. Sec’d. Notes, 144A	9.375	08/01/32	715	715,458

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Virgin Media O2 Vendor Financing Notes VI DAC (Ireland),
Sr. Sec’d. Notes, 144A	8.500%	03/15/33	1,285	$812,763
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.500	08/15/30	200	164,384
Sr. Sec’d. Notes, 144A	5.500	05/15/29	1,175	1,055,914
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	550	451,000

				25,456,302

Mining 2.1%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	195	203,060
Unsec’d. Notes, 144A	11.500	10/01/31	475	506,389
Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33	270	270,259
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	420	427,264
Coeur Mining, Inc.,
Gtd. Notes, 144A	5.125	02/15/29	165	163,040
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	580	593,651
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	820	816,695
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.375	02/15/36	890	857,782
Gtd. Notes, 144A	7.250	02/15/34	525	533,695
Gtd. Notes, 144A	8.000	03/01/33	555	575,496
Gtd. Notes, 144A	8.625	06/01/31	500	518,750
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29	1,010	1,010,818
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	185	167,933
Gtd. Notes, 144A	4.750	01/30/30	1,125	1,080,381
Gtd. Notes, 144A	6.875	01/30/30	340	348,724
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31	175	176,906

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 117

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500%	04/01/31	960	$1,000,800
Trekor Metals Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	340	352,699

				9,604,342

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	610	588,791
Sr. Unsec’d. Notes, 144A	6.375	03/15/33	200	201,418
Avient Corp.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/31	115	115,929
Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	310	314,097
Sr. Unsec’d. Notes, 144A	6.250	03/15/33	260	263,802
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	360	367,360

				1,851,397

Office/Business Equipment 0.1%

Zebra Technologies Corp.,
Gtd. Notes, 144A	6.500	06/01/32	235	237,696

Oil & Gas 5.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	295	306,196
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	6.625	07/15/33	450	451,910
Gtd. Notes, 144A	9.000	11/01/27	687	730,124
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	95	94,679
Sr. Unsec’d. Notes, 144A	6.625	10/15/32	290	291,795
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	8.375	01/15/29	110	112,921
CNX Resources Corp.,
Gtd. Notes, 144A	5.875	03/01/34	195	188,878
Gtd. Notes, 144A	7.250	03/01/32	295	303,173
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	725	682,907

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Comstock Resources, Inc., (cont’d.)
Gtd. Notes, 144A	6.750%	03/01/29	750	$738,679
Crescent Energy Finance LLC, Gtd. Notes, 144A	7.375	01/15/33	530	532,457
Gtd. Notes, 144A	7.625	04/01/32	530	535,805
Gtd. Notes, 144A	7.875	04/15/32	280	285,189
Gtd. Notes, 144A	8.375	01/15/34	350	361,017
Gtd. Notes, 144A	9.750	10/15/30	225	239,277
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	400	399,136
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	500	494,907
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	475	463,163
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	643	645,438
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	590	573,119
Sr. Unsec’d. Notes, 144A	6.875	05/15/34	220	215,307
Sr. Unsec’d. Notes, 144A	7.250	02/15/35	530	526,320
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	193	202,526
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A	6.625	08/15/34	190	190,073
Matador Resources Co.,
Gtd. Notes, 144A	6.000	04/15/34	340	328,676
Gtd. Notes, 144A	6.500	04/15/32	295	294,538
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.625	11/15/32	525	535,344
Gtd. Notes, 144A	8.875	08/15/31	515	530,265
Gtd. Notes, 144A	9.125	01/31/30	805	842,507
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	189	186,351
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	227	223,622
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	189	186,351
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	57	55,905
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	459	474,510
Par Petroleum LLC,
Gtd. Notes, 144A	7.375	06/01/34	280	289,749

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 119

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Precision Drilling Corp. (Canada), Gtd. Notes, 144A	6.875%	01/15/29	708	$710,889
Range Resources Corp., Gtd. Notes, 144A	4.750	02/15/30	450	438,225
SM Energy Co.,
Gtd. Notes, 144A	6.750	08/01/29	225	228,245
Gtd. Notes, 144A	8.625	11/01/30	490	514,435
Gtd. Notes, 144A	8.750	07/01/31	200	209,175
Gtd. Notes, 144A	9.625	06/15/33	465	511,484
Sunoco LP,
Gtd. Notes, 144A	5.625	03/15/31	240	236,953
Gtd. Notes, 144A	6.250	07/01/33	315	315,752
Gtd. Notes, 144A	7.000	05/01/29	540	551,762
Sr. Unsec’d. Notes, 144A	4.500	10/01/29	580	563,811
Sr. Unsec’d. Notes, 144A	4.625	05/01/30	695	669,936
Sr. Unsec’d. Notes, 144A	5.875	07/15/27	150	150,106
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	200	202,050
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	680	661,649
Gtd. Notes	4.500	04/30/30	625	603,222
Gtd. Notes	5.875	03/15/28	75	75,029
Transocean International Ltd.,
Gtd. Notes, 144A	7.875	10/15/32	190	197,619
Gtd. Notes, 144A	8.250	05/15/29	1,315	1,351,833
Gtd. Notes, 144A	8.500	05/15/31	745	776,439
Sr. Sec’d. Notes, 144A	8.750	02/15/30	434	450,019
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	395	408,331

				23,339,778

Oil & Gas Services 0.5%

Archrock Services LP/Archrock Partners Finance Corp., Gtd. Notes, 144A	6.000	02/01/34	260	254,517
Kodiak Gas Services LLC, Gtd. Notes, 144A	5.875	04/01/31	430	425,243
Gtd. Notes, 144A	6.500	10/01/33	205	204,868
Gtd. Notes, 144A	6.750	10/01/35	170	171,298
SESI LLC,
Sr. Sec’d. Notes, 144A	7.875	09/30/30	405	409,717

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas Services (cont’d.)

Tidewater, Inc., Gtd. Notes, 144A	9.125%	07/15/30	300		$320,563
Weatherford International Ltd., Gtd. Notes, 144A	6.750	10/15/33	415		419,308

					2,205,514

Packaging & Containers 2.0%

ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27(d)	—	(r)	—
Ardagh Group SA, Sec’d. Notes, 144A, Cash coupon 5.500% and PIK 6.500%	11.000	12/01/30	421		389,513
Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.500%	11.000	12/01/30	EUR 729		781,733
Sr. Sec’d. Notes, 144A	9.500	12/01/30	714		756,893
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A	3.250	09/01/28	200		192,250
Sr. Sec’d. Notes, 144A	6.250	01/30/31	210		210,779
Sr. Unsec’d. Notes, 144A	4.000	09/01/29	200		189,827
Ball Corp.,
Gtd. Notes	5.500	09/15/33	205		203,802
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30	725		693,090
Sr. Sec’d. Notes, 144A	6.750	04/15/32	645		614,449
Sr. Sec’d. Notes, 144A	6.875	01/15/30	65		64,460
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/01/29	350		331,746
Gtd. Notes, 144A	6.375	07/15/32	350		349,565
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	420		351,267
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/30	807		823,108
OI European Group BV, Gtd. Notes, 144A	4.750	02/15/30	185		169,275
Sword Purchaser LLC, Sr. Sec’d. Notes, 144A	8.250	04/15/33	260		265,941

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 121

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada), Sr. Sec’d. Notes, 144A	9.500%	05/15/30	600	$541,500
Trident TPI Holdings, Inc., Gtd. Notes, 144A	12.750	12/31/28	1,950	1,911,845
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	250	239,255

				9,080,298

Pharmaceuticals 1.7%

1261229 BC Ltd., Sr. Sec’d. Notes, 144A	10.000	04/15/32	3,213	3,281,276
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	1,050	1,014,291
Gtd. Notes, 144A	5.125	03/01/30	525	507,274
Gtd. Notes, 144A	6.125	08/01/28	470	470,000
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000	01/30/28	50	45,255
Gtd. Notes, 144A	5.000	02/15/29	50	38,251
Gtd. Notes, 144A	5.250	01/30/30	500	338,750
Gtd. Notes, 144A	5.250	02/15/31	680	420,750
Gtd. Notes, 144A	6.250	02/15/29	25	19,625
Gtd. Notes, 144A	7.000	01/15/28	250	225,543
Sr. Sec’d. Notes, 144A	4.875	06/01/28	578	538,869
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	625	619,013

				7,518,897

Pipelines 3.8%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.375	06/15/29	250	249,237
Gtd. Notes, 144A	5.750	01/15/28	1,260	1,259,835
Gtd. Notes, 144A	5.750	07/01/34	240	234,932
Gtd. Notes, 144A	6.625	02/01/32	105	106,845
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	105	107,818
Sr. Unsec’d. Notes, 144A	7.250	07/15/32	95	97,585

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Global Partners LP/GLP Finance Corp., Gtd. Notes	6.875%	01/15/29	300	$301,625
Gtd. Notes, 144A	7.125	07/01/33	290	293,988
Gtd. Notes, 144A	8.250	01/15/32	225	234,527
Howard Midstream Energy Partners LLC, Sr. Unsec’d. Notes, 144A	6.625	01/15/34	425	429,765
Sr. Unsec’d. Notes, 144A	6.625	01/15/35	185	184,918
NGL Energy Operating LLC/NGL Energy Finance Corp., Sr. Sec’d. Notes, 144A	8.125	02/15/29	215	220,387
Sr. Sec’d. Notes, 144A	8.375	02/15/32	385	400,126
Prairie Acquiror LP, Sr. Sec’d. Notes, 144A	9.000	08/01/29	95	98,064
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	4.800	05/15/30	335	326,175
Sr. Unsec’d. Notes, 144A	4.950	07/15/29	90	88,840
Sr. Unsec’d. Notes, 144A	6.750	03/15/33	240	244,012
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	785	789,335
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28	1,404	1,402,654
Gtd. Notes, 144A	6.000	12/31/30	290	287,942
Gtd. Notes, 144A	6.750	03/15/34	300	301,771
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	460	470,224
Venture Global Calcasieu Pass LLC, Sr. Sec’d. Notes, 144A	3.875	08/15/29	485	461,744
Sr. Sec’d. Notes, 144A	4.125	08/15/31	380	352,448
Sr. Sec’d. Notes, 144A	6.000	05/01/36	340	336,526
Sr. Sec’d. Notes, 144A	6.250	01/15/30	400	406,686
Venture Global LNG, Inc., Jr. Sub. Notes, 144A	9.000(ff)	09/30/29(oo)	1,015	1,008,215
Sr. Sec’d. Notes, 144A	9.500	02/01/29	1,620	1,736,437
Sr. Sec’d. Notes, 144A	9.875	02/01/32	825	878,497
Venture Global Plaquemines LNG LLC, Sr. Sec’d. Notes, 144A	6.125	12/15/30	936	950,735
Sr. Sec’d. Notes, 144A	6.500	01/15/34	500	516,085
Sr. Sec’d. Notes, 144A	6.500	06/15/34	515	531,491
Sr. Sec’d. Notes, 144A	6.750	01/15/36	415	434,485

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 123

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Venture Global Plaquemines LNG LLC, (cont’d.) Sr. Sec’d. Notes, 144A	7.500%	05/01/33	552	$599,163
Sr. Sec’d. Notes, 144A	7.750	05/01/35	646	715,174

				17,058,291

Real Estate 1.7%

CoreLogic, Inc., Sec’d. Notes, 144A	12.000	02/01/32	590	552,531
Sr. Sec’d. Notes, 144A	9.000	08/01/31	975	960,851
Five Point Operating Co. LP, Gtd. Notes, 144A	8.000	10/01/30	305	312,267
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	200	206,905
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,350	1,301,310
Gtd. Notes, 144A	4.375	02/01/31	700	655,665
Sr. Unsec’d. Notes, 144A	5.875	03/01/32	525	512,670
Sr. Unsec’d. Notes, 144A	6.125	03/01/34	580	564,742
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,125	1,099,279
Kennedy-Wilson, Inc., Gtd. Notes, 144A	7.000	06/01/31	440	448,253
Gtd. Notes, 144A	7.250	06/01/33	1,165	1,179,358

				7,793,831

Real Estate Investment Trusts (REITs) 2.2%

Brandywine Operating Partnership LP, Gtd. Notes	6.125	01/15/31	735	705,512
Gtd. Notes	8.875	04/12/29	275	288,780
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	661	604,320
Sr. Sec’d. Notes, 144A	7.250	10/15/30	160	164,049
Sr. Unsec’d. Notes	4.750	02/15/28	750	736,473
Iron Mountain, Inc., Gtd. Notes, 144A	6.250	01/15/35	475	468,834
Millrose Properties, Inc., Gtd. Notes, 144A	6.250	09/15/32	540	539,994
Gtd. Notes, 144A	6.375	08/01/30	800	806,459

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.500%	03/15/31	1,350	$919,306
Sr. Sec’d. Notes, 144A	8.500	02/15/32	300	304,982
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Gtd. Notes, 144A	7.000	02/01/30	250	253,994
Sr. Sec’d. Notes, 144A	4.875	05/15/29	400	389,862
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	525	513,258
Gtd. Notes, 144A	5.750	03/15/34	225	220,378
Gtd. Notes, 144A	6.500	04/01/32	315	320,304
Rithm Capital Corp., Sr. Unsec’d. Notes, 144A	8.000	04/01/29	100	100,637
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	415	414,120
SBA Communications Corp., Sr. Unsec’d. Notes	3.125	02/01/29	275	262,807
Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250	10/15/28	215	213,132
Sr. Unsec’d. Notes, 144A	5.875	08/15/29	150	150,432
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	250	250,553
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	275	279,210
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	225	228,160
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	740	762,494
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Gtd. Notes, 144A	6.000	01/15/30	130	124,285

				10,022,335

Retail 3.8%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	2,400	2,257,128
Sr. Sec’d. Notes, 144A	3.875	01/15/28	63	61,850
Carvana Co.,
Sr. Sec’d. Notes, 144A(x)	9.000	06/01/30	2,989	3,083,905
Sr. Sec’d. Notes, 144A(x)	9.000	06/01/31	2,568	2,825,817
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Gtd. Notes, 144A	6.750	01/15/30	900	883,792
FirstCash, Inc.,
Gtd. Notes, 144A	6.125	05/01/34	565	556,527

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 125

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Gap, Inc. (The), Gtd. Notes, 144A	3.625%	10/01/29	600	$564,502
Gtd. Notes, 144A	3.875	10/01/31	675	611,988
LBM Acquisition LLC, Gtd. Notes, 144A	6.250	01/15/29	545	351,275
Sr. Sec’d. Notes, 144A	9.500	06/15/31	804	678,549
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	913	891,391
Lithia Motors, Inc., Gtd. Notes, 144A	5.500	10/01/30	410	405,099
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	475	455,989
Murphy Oil USA, Inc., Gtd. Notes, 144A	5.875	06/01/34	500	495,533
Park River Holdings, Inc., Sec’d. Notes, 144A	8.750	12/31/30	612	566,756
Sr. Sec’d. Notes, 144A	8.000	03/15/31	615	612,513
QXO Building Products, Inc., Gtd. Notes, 144A	6.500	07/15/31	430	431,620
Sr. Sec’d. Notes, 144A	6.750	04/30/32	160	163,433
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	6.750	04/01/32	425	433,472
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes, 144A	5.000	06/01/31	445	419,365
Superior Plus LP/Superior General Partner, Inc. (Canada), Gtd. Notes, 144A	4.500	03/15/29	240	231,329
White Cap Supply Holdings LLC, Gtd. Notes, 144A	7.375	11/15/30	290	292,529

				17,274,362

Semiconductors 0.1%

Entegris, Inc., Sr. Sec’d. Notes, 144A	4.750	04/15/29	225	221,481

Software 1.2%

CoreWeave, Inc., Gtd. Notes, 144A	9.000	02/01/31	840	759,825
Gtd. Notes, 144A	9.250	06/01/30	1,910	1,791,878
Gtd. Notes, 144A	9.625	07/15/32	350	313,732

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

CoreWeave, Inc., (cont’d.) Gtd. Notes, 144A	9.750%	10/01/31	735	$667,200
Fair Isaac Corp., Sr. Unsec’d. Notes, 144A	4.000	06/15/28	260	252,215
OAK-Eagle Acquireco, Inc., Sr. Sec’d. Notes, 144A	7.250	07/01/33	535	554,690
SS&C Technologies, Inc., Gtd. Notes, 144A	5.500	09/30/27	865	864,680

				5,204,220

Telecommunications 7.0%

Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	9.625	07/15/27	500	331,250
APLD ComputeCo 2 LLC, Sr. Sec’d. Notes, 144A	6.750	03/15/31	770	752,949
APLD ComputeCo 3 LLC, Sr. Sec’d. Notes, 144A	7.000	06/15/31	730	712,592
APLD ComputeCo LLC,
Sr. Sec’d. Notes, 144A	9.250	12/15/30	750	797,182
Black Pearl Compute LLC, Sr. Sec’d. Notes, 144A	6.125	02/15/31	860	858,425
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	400	408,026
Connect Finco Sarl/Connect US Finco LLC (United Kingdom), Sr. Sec’d. Notes, 144A	9.000	09/15/29	275	288,390
Connect Holding II LLC, Sr. Sec’d. Notes, 144A	10.500	04/03/31	2,865	2,805,206
Core Scientific Finance I LLC, Sr. Sec’d. Notes, 144A	7.750	05/15/31	1,010	989,432
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30	513	51
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30	34	—
ELK Grove Village Property LLC,
Sr. Sec’d. Notes, 144A	7.500	06/15/31	200	192,467
Flash Compute LLC,
Sr. Sec’d. Notes, 144A	7.250	12/31/30	320	323,234
Iliad Holding SAS (France), Sr. Sec’d. Notes, 144A	7.000	10/15/28	1,555	1,556,197
Sr. Sec’d. Notes, 144A	7.000	04/15/32	600	604,616

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 127

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Iliad Holding SAS (France), (cont’d.)
Sr. Sec’d. Notes, 144A	8.500%	04/15/31	560	$588,700
Level 3 Financing, Inc., Gtd. Notes, 144A	7.500	02/15/37	470	466,610
Gtd. Notes, 144A	8.500	01/15/36	2,170	2,256,409
Sr. Sec’d. Notes, 144A	6.875	06/30/33	1,000	1,012,653
Sr. Sec’d. Notes, 144A	7.000	03/31/34	1,085	1,104,384
Lumen Technologies, Inc., Sr. Unsec’d. Notes, 144A	5.375	06/15/29	275	263,413
Meridian Arc Holdco LLC, Sr. Sec’d. Notes, 144A	6.250	04/30/31	1,875	1,802,353
PR RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A	6.500	05/01/31	1,845	1,735,526
Sable International Finance Ltd. (Panama),
Sr. Sec’d. Notes, 144A	7.125	10/15/32	450	443,639
SV RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A	5.875	03/01/31	2,210	2,054,895
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, Gtd. Notes, 144A	6.500	02/15/29	1,675	1,652,489
Gtd. Notes, 144A	8.625	06/15/32	265	270,631
Gtd. Notes, 144A	8.625	06/15/32	1,060	1,083,909
Sr. Sec’d. Notes, 144A	4.750	04/15/28	300	298,962
Uniti Services LLC,
Sr. Sec’d. Notes, 144A	7.500	10/15/33	1,490	1,523,706
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.750	01/15/33	560	446,768
Windstream Services LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A	8.250	10/01/31	1,400	1,454,957
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	1,505	1,563,563
Yondr JK 1 LLC, Sr. Sec’d. Notes, 144A	6.875	06/30/31	375	357,185
Zayo Group Holdings, Inc., Sr. Sec’d. Notes, 144A, Cash coupon 5.750% and PIK 0.500%	9.250	03/09/30	325	324,630

				31,325,399

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.3%

GB AIT Buyer, Inc.,
Sr. Unsec’d. Notes, 144A	8.750%	04/30/34	155	$154,022
RXO, Inc.,
Gtd. Notes, 144A	6.375	05/15/31	120	119,718
Star Leasing Co. LLC, Sec’d. Notes, 144A	7.625	02/15/30	895	871,395
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	150	154,252
Gtd. Notes, 144A	7.125	02/01/32	205	211,673

				1,511,060

TOTAL CORPORATE BONDS (cost $391,109,325)				383,935,425

FLOATING RATE AND OTHER LOANS 6.4%

Aerospace & Defense 0.0%

PAC DAC LLC,
Initial Term Loan, 1 Month SOFR + 3.250%	6.981(c)	10/28/30	129	128,219

Airlines 0.0%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475(c)	04/01/31	132	132,486

Auto Parts & Equipment 0.6%

Clarios Global LP,
2026 Term Loan, 1 Month SOFR + 2.500%	6.231(c)	01/28/32	1,320	1,321,521
First Brands Group LLC,
2021 Second Lien Term Loan	13.070	03/30/28(d)	1,873	412
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	8.492(c)	11/17/28	999	997,249
Term B Loan, 3 Month SOFR + 5.100%	8.787(c)	11/17/28	380	379,704

				2,698,886

Building Materials 0.1%

American Bath/CP Atlas Buyer, Inc., 2025 Term B Loan, 1 Month SOFR + 5.250%	8.981(c)	07/08/30	243	210,263

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 129

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Building Materials (cont’d.)

Cornerstone Building Brands, Inc., New Term B Loan, 3 Month SOFR + 3.350%	7.014%(c)	04/12/28	75	$37,635
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	5.981(c)	02/10/32	321	321,053

				568,951

Chemicals 0.5%

ARC Falcon I, Inc. (Canada), Initial Term B Loan, 1 Month SOFR + 4.500%	8.147(c)	04/01/33	170	156,218
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.673(c)	06/28/28	438	412,218
Starfruit Finco BV (Netherlands), 2026 Term B Loan, 3 Month SOFR + 3.500%	7.198(c)	07/08/31	260	259,839
TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417(c)	12/16/31	652	631,422
Venator Finance Sarl,
Initial First Out Term Loan^	13.894	12/31/27(d)	446	334,288
Term Loan, 3 Month SOFR + 8.000%^	13.905(c)	10/12/28(d)	821	16,417
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 8.000%^	14.002(c)	12/31/27(d)	442	331,782

				2,142,184

Commercial Services 0.4%

Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.981(c)	08/20/32	727	729,080
MPH Acquisition Holdings LLC, First Term Out Loan, 3 Month SOFR + 3.750%	7.573(c)	12/31/30	593	592,930
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684(c)	12/31/30	316	270,984

				1,592,994

Computers 0.7%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32	496	495,010
Coreweave Financing LLC,
Term Loan	— (p)	09/01/31	425	425,531

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers (cont’d.)

McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR +3.000%	6.731%(c)	03/01/29	1,546	$ 1,394,113
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.668(c)	04/16/29	458	456,232
NCR Atleos LLC,
Term A Loan, 1 Month SOFR + 2.500%	6.231(c)	10/16/28	181	180,834

				2,951,720

Electric 0.0%

Heritage Power LLC,
Term Loan, 3 Month SOFR + 7.000%^	9.232(c)	07/20/28	233	229,488

Entertainment 0.2%

Crown Finance US, Inc. (United Kingdom),
Term B Loan, 1 Month SOFR + 4.500%	8.167(c)	12/02/31	139	139,703
Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.231(c)	06/03/33	392	392,555
Great Canadian (Canada), 2024 Refinancing Term Loan, 3 Month SOFR + 4.750%	8.427(c)	11/01/29	291	287,726

				819,984

Forest Products & Paper 0.0%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.073(c)	11/04/31	194	192,894

Healthcare-Services 0.1%

LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503(c)	05/16/31	393	374,507

Holding Companies-Diversified 0.0%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.343(c)	12/19/30	57	54,426

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 131

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.5%

Acrisure LLC, 2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.731%(c)	11/06/30	917	$837,620
Asurion LLC, New B-04 Term Loan, 3 Month SOFR + 5.512%	9.334(c)	01/20/29	1,122	1,111,584
New B-12 Term Loan, 3 Month SOFR + 4.250%	8.073(c)	09/19/30	197	191,637

				2,140,841

Internet 0.1%

Arches Buyer, Inc., Seventh Amendment Refinancing Term Loan	— (p)	08/31/31	350	344,204
Diamond Sports Net LLC, First Lien Exit Term Loan	12.000	01/03/28	330	57,748

				401,952

Investment Companies 0.3%

Hurricane CleanCo Ltd. (United Kingdom), Facility A, Cash coupon 6.250% and PIK 6.250%^	12.500	10/31/29	GBP 865	1,209,261

Leisure Time 0.3%

International Park Holdings BV (Netherlands), 2025 Facility B, 6 Month EURIBOR + 5.500%^	8.096(c)	01/30/32	EUR 900	1,031,875
Invited, Inc., Term Loan, 1 Month SOFR + 5.250%^	8.919(c)	05/31/32	457	456,894

				1,488,769

Machinery-Diversified 0.1%

Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3 Month SOFR + 6.000%	9.733(c)	12/21/29	188	180,912
Initial Term Loan, 3 Month SOFR + 6.000%	9.810(c)	12/21/29	329	316,595

				497,507

Media 1.4%

Altice Financing SA (Luxembourg), 2022 Dollar Loan, 3 Month SOFR + 5.000%	8.753(c)	10/31/27	420	274,691

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Media (cont’d.)

CSC Holdings LLC, 2019 September Term Loan, PRIME + 1.500%	8.250%(c)	04/15/27	1,933	$1,213,868
iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	9.620(c)	05/01/29	229	212,283
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	7.731(c)	06/26/29	43	42,474
Delayed Draw Term Loan, 3 Month SOFR + 4.000%	7.731(c)	06/26/29	43	42,474
First Out Term Loan, 1 Month SOFR + 5.114%	8.845(c)	09/25/29	5,188	4,611,693

				6,397,483

Metal Fabricate/Hardware 0.1%

Doncasters US Finance LLC (United Kingdom), Initial Term Loan, 3 Month SOFR + 6.500%^	10.232(c)	04/23/30	335	335,156

Oil & Gas 0.1%

Hilcorp Energy I LP,
Repriced Term Loan, 1 Month SOFR + 1.750%	5.417(c)	02/11/30	296	295,880

Packaging & Containers 0.1%

LABL, Inc., 2026 USD Term Loan, 3 Month SOFR + 2.375%	6.023(c)	05/02/33	696	580,564

Retail 0.0%

LBM Acquisition LLC, Incremental Term B Loan, 1 Month SOFR + 3.850%	7.574(c)	06/06/31	178	141,667

Software 0.1%

Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.095(c)	07/14/28	855	421,547

Telecommunications 0.7%

Connect Finco Sarl (United Kingdom), Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.231(c)	09/27/29	326	327,356

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 133

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Connect Holdings 2 LLC, Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.990%(c)	04/03/31	1,123	$1,024,895
Viasat, Inc., Initial Term Loan, 1 Month SOFR + 4.614%	8.290(c)	05/30/30	443	445,602
Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%	9.084(c)	10/24/29	246	228,125
Second Out Term Loan, 3 Month SOFR + 1.762%	6.000(c)	10/24/31	923	634,098

Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.114%	6.845(c)	03/11/30	426	426,179

				3,086,255

TOTAL FLOATING RATE AND OTHER LOANS (cost $32,910,932)				28,883,621

U.S. TREASURY OBLIGATIONS(k) 1.4%
U.S. Treasury Notes	3.375	02/29/28	1,565	1,544,520
U.S. Treasury Notes	3.500	03/15/29	1,540	1,509,080
U.S. Treasury Notes	3.750	08/31/26	1,535	1,534,820
U.S. Treasury Notes	4.125	10/31/26	1,200	1,200,422
U.S. Treasury Notes	4.250	11/30/26	105	105,111
U.S. Treasury Notes	4.250	12/31/26	550	550,623

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,472,475)				6,444,576

			Shares

AFFILIATED EXCHANGE-TRADED FUND 0.6%
Fixed Income
PGIM AAA CLO ETF (cost $2,708,583)(wa)			53,020	2,719,396

COMMON STOCKS 2.8%

Chemicals 0.4%

Cornerstone Chemical Co.*^(x)			43,850	219,250
TPC Group, Inc.*(x)			67,793	1,333,285
Venator Materials PLC*^(x)			2,297	—

				1,552,535

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging 0.0%

Ardagh Holdings SA (Luxembourg)*	375	$2,250

Labels Buyer LLC*	571	49,035
LABL, Inc.*	39	3,349

		54,634

Electric Utilities 0.2%

GenOn Energy Holdings, Inc. (Class A Stock)*^	9,187	275,610
Keycon Power Holdings LLC*^	12,469	668,089

		943,699

Gas Utilities 0.2%

Ferrellgas Partners LP*	47,385	1,082,747

Interactive Media & Services 0.0%

Diamond Sports Group LLC*(x)	64,608	14,020

Oil, Gas & Consumable Fuels 0.6%

Expand Energy Corp.	4,221	396,901

Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)	1,340	98,657

Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	30,465	2,242,986

Heritage Power LLC, Litigation Trust Interests*^(x)	35,061	17,530

		2,756,074

Software 0.0%

Mitel Networks International Ltd. (Canada)*^	304	3

Wireless Telecommunication Services 1.4%

Digicel International Finance Ltd. (Jamaica)*	218,168	6,163,246

Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*(x)	79,554	56,738

Xplore, Inc. (Canada), CVR*^(x)	4,100	—

		6,219,984

TOTAL COMMON STOCKS (cost $9,216,341)		12,623,696

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 135

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

PREFERRED STOCKS 1.1%

Consumer Staples Distribution & Retail 0.4%
LABL, Inc., Backstop Commitment & Holdback - 4(a)(2) Exempt, 12.000%, Maturing 12/31/79	61	$49,410
QXO, Inc., Series C, 4.750%, Maturing 04/01/33	202	1,615,033

		1,664,443

Containers & Packaging 0.0%
Labels Buyer LLC, Series A, 12.000%, Maturing 08/31/26	227	183,870

Electronic Equipment, Instruments & Components 0.6%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	2,625	2,854,687

Wireless Telecommunication Services 0.1%
Digicel International Finance Ltd. (Jamaica)*^	18,040	239,983

TOTAL PREFERRED STOCKS (cost $4,917,879)		4,942,983

	Units

WARRANTS* 0.0%

Containers & Packaging
Labels Buyer LLC, expiring 04/29/33 (cost $1,872)	234	439

TOTAL LONG-TERM INVESTMENTS (cost $447,337,407)		439,550,136

	Shares

SHORT-TERM INVESTMENT 1.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.777%) (cost $7,607,726)(wa)	7,607,726	7,607,726

TOTAL INVESTMENTS 99.3% (cost $454,945,133)		447,157,862
Other assets in excess of liabilities(z) 0.7%		2,982,912

NET ASSETS 100.0%		$450,140,774

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $9,573,147 and 2.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2026.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Aethon IV Newco LLC, Sr. Unsec’d. Notes, 0.000%, 09/30/31^	07/14/26	$700,000	$700,000	0.2%
Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/30	06/12/24-10/24/25	3,106,683	3,083,905	0.7
Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/31	07/09/24-10/14/25	2,842,595	2,825,817	0.6
Cornerstone Chemical Co.*^	12/06/23	833,150	219,250	0.1
Cornerstone Chemical Co. LLC, Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%, 10.000%, 05/07/29	05/07/25-04/30/26	910,564	924,876	0.2
Diamond Sports Group LLC*	01/02/25	169,163	14,020	0.0
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	98,657	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	315,507	2,242,986	0.5
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	17,531	17,530	0.0
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*	10/17/24-10/24/24	348,840	56,738	0.0
TPC Group, Inc.*	12/15/22	734,508	1,333,285	0.3
Venator Materials PLC*^	03/08/19-10/19/23	4,596,226	—	0.0
Xplore, Inc. (Canada), CVR*^	10/24/24	42	—	0.0

Total		$14,574,809	$11,517,064	2.6%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 137

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Unfunded loan commitments outstanding at July 31, 2026:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, 1.500%, Maturity Date 04/01/30 (cost $120,000)^	120	$120,000	$—	$—
Invited, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 05/31/32 (cost $30,825)^	31	30,976	151	—
Invited, Inc., Revolver Loan, 0.500%, Maturity Date 06/09/32 (cost $46,010)^	46	46,464	454	—
Radiate Holdco LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 06/26/29 (cost $85,000)	85	84,947	—	(53)

		$282,387	$605	$(53)

Futures contracts outstanding at July 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
195	2 Year U.S. Treasury Notes	Sep. 2026	$40,093,828	$(151,175)
440	5 Year U.S. Treasury Notes	Sep. 2026	46,629,686	(345,422)
221	10 Year U.S. Treasury Notes	Sep. 2026	23,868,000	(258,947)
9	20 Year U.S. Treasury Bonds	Sep. 2026	974,813	(15,068)
378	IBEX 35 Index	Sep. 2026	69,081,390	228,165

				(542,447)

Short Position:
6	30 Year U.S. Ultra Treasury Bonds	Sep. 2026	658,125	20,717

				$(521,730)

Forward foreign currency exchange contracts outstanding at July 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	HSBC	GBP 1,235	$1,644,316	$1,663,976	$19,660	$—
Euro,
Expiring 08/04/26	CITI	EUR 161	184,028	186,069	2,041
Expiring 08/04/26	GSI	EUR 1,788	2,036,366	2,062,601	26,235	—

			$3,864,710	$3,912,646	47,936	—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Forward foreign currency exchange contracts outstanding at July 31, 2026 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	BARC	GBP 1,235	$1,632,620	$1,663,976	$—	$(31,356)
Expiring 09/02/26	HSBC	GBP 1,235	1,644,378	1,663,943	—	(19,565)
Euro,
Expiring 08/04/26	GSI	EUR 1,950	2,239,898	2,248,670	—	(8,772)
Expiring 09/02/26	GSI	EUR 1,788	2,038,887	2,064,981	—	(26,094)

			$7,555,783	$7,641,570	—	(85,787)

					$47,936	$(85,787)

Credit default swap agreements outstanding at July 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2026(4)	Value at Trade Date	Value at July 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.45.V4	12/20/30	5.000	%(Q)	11,961	2.930%	$790,350	$976,568	$186,218
CDX.NA.HY.46.V3	06/20/31	5.000	%(Q)	37,184	3.105%	1,917,552	3,020,337	1,102,785

						$2,707,902	$3,996,905	$1,289,003

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 139

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$3,473,376

JPS	—	2,915,263

Total	$—	$6,388,639

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$382,583,196	$1,352,229
Floating Rate and Other Loans	—	24,938,460	3,945,161

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
U.S. Treasury Obligations	$—	$6,444,576	$—
Affiliated Exchange-Traded Fund Fixed Income	2,719,396	—	—
Common Stocks	1,479,648	9,963,566	1,180,482
Preferred Stocks	—	1,848,313	3,094,670
Warrants	—	439	—
Short-Term Investment
Affiliated Mutual Fund	7,607,726	—	—

Total	$11,806,770	$425,778,550	$9,572,542

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$—	$605
Futures Contracts	248,882	—	—
OTC Forward Foreign Currency Exchange Contracts	—	47,936	—
Centrally Cleared Credit Default Swap Agreements	—	1,289,003	—

Total	$248,882	$1,336,939	$605

Liabilities
Unfunded Loan Commitment	$—	$(53)	$—
Futures Contracts	(770,612)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(85,787)	—

Total	$(770,612)	$(85,840)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks
Balance as of 07/31/25	$1,538,173	$6,606,933	$1,334,531
Realized gain (loss)	(5,324,995)	52,288	23,159
Change in unrealized appreciation (depreciation)	5,322,664	(710,215)	(154,090)
Purchase/Exchange/Issuances	755,906	557,079	41
Sales/Paydowns	(5)	(3,770,349)	(23,159)
Accrued discount/premium	2,330	46,434	—

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 141

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks
Transfer into Level 3*	$—	$2,139,369	$—
Transfer out of Level 3*	(941,844)	(976,378)	—

Balance as of 07/31/26	$1,352,229	$3,945,161	$1,180,482

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(2,330)	$(680,891)	$(154,086)

	Preferred Stocks	Unfunded Corporate Bond Commitment	Unfunded Loan Commitments
Balance as of 07/31/25	$2,839,270	$—	$3,118
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	255,400	—	(2,513)
Purchase/Exchange/Issuances	—	—	—
Sales/Paydowns	—	—	—
Accrued discount/premium	—	—	—
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	—

Balance as of 07/31/26	$3,094,670	$—	$605

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$255,400	$—	$605

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2026	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$—	Market/Recovery Value	Recovery Rate	0.00%	Increase
Corporate Bonds	1,352,229	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Level 3 Securities**	Fair Value as of July 31, 2026	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Floating Rate and Other Loans	$1,031,875	Income/Discounted Cash Flow	Discount Rate	8.96%	Decrease
Floating Rate and Other Loans	1,209,261	Market/Comparable Bond	Adjusted Yield	10.03%	Decrease
Floating Rate and Other Loans	682,487	Market/Recovery Value	Recovery Rate	2.00% - 75.00%	Increase
Common Stocks	904,869	Market/Recovery Value	Recovery Rate	0.00% - 53.58%	Increase
Floating Rate and Other Loans	456,894	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Preferred Stocks	239,983	Market/Recovery Value	Recovery Rate	13.30%	Increase
Preferred Stocks	2,854,687	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Unfunded Loan Commitments	605	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

	$8,732,890

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2026, the aggregate value of these securities and/or derivatives was $840,257. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2026 were as follows:

Telecommunications	7.7%
Media	7.1
Oil & Gas	5.3
Diversified Financial Services	5.1
Commercial Services	4.6
Healthcare-Services	4.6
Retail	3.8
Pipelines	3.8
Home Builders	3.5
Chemicals	3.2
Electric	2.9
Entertainment	2.9
Real Estate Investment Trusts (REITs)	2.2
Packaging & Containers	2.1

Mining	2.1%
Auto Parts & Equipment	2.0
Insurance	1.9
Real Estate	1.7
Leisure Time	1.7
Affiliated Mutual Fund	1.7
Pharmaceuticals	1.7
Lodging	1.5
Computers	1.5
Wireless Telecommunication Services	1.5
U.S. Treasury Obligations	1.4
Iron/Steel	1.4
Auto Manufacturers	1.3
Aerospace & Defense	1.3

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 143

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

Industry Classification (continued):

Software	1.3%
Foods	1.2
Airlines	1.2
Building Materials	1.2
Internet	1.1
Environmental Control	1.0
Banks	0.7
Housewares	0.7
Electronic Equipment, Instruments & Components	0.6
Advertising	0.6
Oil, Gas & Consumable Fuels	0.6
Affiliated Exchange-Traded Fund	0.6
Machinery-Diversified	0.6
Electrical Components & Equipment	0.5
Investment Companies	0.5
Oil & Gas Services	0.5
Home Furnishings	0.4
Apparel	0.4
Miscellaneous Manufacturing	0.4
Distribution/Wholesale	0.4
Consumer Staples Distribution & Retail	0.4
Holding Companies-Diversified	0.4
Machinery-Construction & Mining	0.4
Transportation	0.3

Gas Utilities	0.2%
Household Products/Wares	0.2
Electric Utilities	0.2
Engineering & Construction	0.2
Gas	0.2
Forest Products & Paper	0.1
Coal	0.1
Electronics	0.1
Biotechnology	0.1
Cosmetics/Personal Care	0.1
Metal Fabricate/Hardware	0.1
Office/Business Equipment	0.1
Semiconductors	0.1
Containers & Packaging	0.0	*
Interactive Media & Services	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$1,289,003	*	—	$—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$228,165	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	47,936		Unrealized depreciation on OTC forward foreign currency exchange contracts	85,787
Interest rate contracts	Due from/to broker-variation margin futures	20,717	*	Due from/to broker-variation margin futures	770,612	*

		$1,585,821			$856,399

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(60,760)	$19,074	$—	$—	$1,486,725
Foreign exchange contracts	—	—	—	124,945	—
Interest rate contracts	—	—	(296,325)	—	3,636,590

Total	$(60,760)	$19,074	$(296,325)	$124,945	$5,123,315

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$103,598
Equity contracts	228,165	—	—
Foreign exchange contracts	—	(125,158)	—
Interest rate contracts	(932,040)	—	(3,168,559)

Total	$(703,875)	$(125,158)	$(3,064,961)

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 145

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2026

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$12,152
Options Written (2)	566,000
Futures Contracts - Long Positions (2)	122,719,638
Futures Contracts - Short Positions (2)	411,069
Forward Foreign Currency Exchange Contracts - Purchased (3)	3,747,930
Forward Foreign Currency Exchange Contracts - Sold (3)	7,570,982
Credit Default Swap Agreements - Sell Protection (2)	30,782,070
Total Return Swap Agreements (2)	81,134,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(31,356)	$(31,356)	$—	$(31,356)
CITI	2,041	—	2,041	—	2,041
GSI	26,235	(34,866)	(8,631)	—	(8,631)
HSBC	19,660	(19,565)	95	—	95

	$47,936	$(85,787)	$(37,851)	$—	$(37,851)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $444,628,824)	$436,830,740
Affiliated investments (cost $10,316,309)	10,327,122
Foreign currency, at value (cost $70,789)	71,854
Dividends and interest receivable	7,642,328
Receivable for investments sold	293,888
Unrealized appreciation on OTC forward foreign currency exchange contracts	47,936
Due from broker—variation margin swaps	31,636
Unrealized appreciation on unfunded loan commitments	605

Total Assets	455,246,109

Liabilities

Payable for investments purchased	3,991,107
Due to broker—variation margin futures	346,653
Management fee payable	307,633
Accrued expenses and other liabilities	186,841
Dividends and Distributions payable	90,776
Unrealized depreciation on OTC forward foreign currency exchange contracts	85,787
Deferred directors’ fees and directors’ fees payable	60,318
Interest payable	36,167
Unrealized depreciation on unfunded loan commitments	53

Total Liabilities	5,105,335

Net Assets	$450,140,774

Net assets were comprised of:
Common stock, at par	$33,344
Paid-in capital in excess of par	588,920,265
Total distributable earnings (loss)	(138,812,835)

Net assets, July 31, 2026	$450,140,774

Net asset value per share
($450,140,774 ÷ 33,344,037 shares of common stock issued and outstanding)	$13.50

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 147

PGIM High Yield Bond Fund, Inc.

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income (net of $2,967 foreign withholding tax)	$32,372,332
Affiliated dividend income	889,187
Unaffiliated dividend income	18,361

Total income	33,279,880

Expenses
Management fee	3,714,809
Other borrowing fees and expenses	425,833
Custodian and accounting fees	113,418
Professional fees	109,402
Shareholders’ reports	62,532
Audit fee	51,105
Exchange listing fees	32,712
Transfer agent’s fees and expenses	22,860
Directors’ fees	13,599
Miscellaneous	46,509

Total expenses	4,592,779
Less: Fee waiver and/or expense reimbursement	(21,964)

Net expenses	4,570,815

Net investment income (loss)	28,709,065

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $52,499)	(5,332,962)
Futures transactions	(296,325)
Forward currency contract transactions	124,945
Options written transactions	19,074
Swap agreement transactions	5,123,315
Foreign currency transactions	23,114

(338,839)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(93,820))	(2,672,493)
Futures	(703,875)
Forward currency contracts	(125,158)
Swap agreements	(3,064,961)
Foreign currencies	3,774
Unfunded loan commitments	(3,409)

(6,566,122)

Net gain (loss) on investment and foreign currency transactions	(6,904,961)

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,804,104

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$28,709,065	$30,296,988
Net realized gain (loss) on investment and foreign currency transactions	(338,839)	(14,181,718)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,566,122)	29,557,180

Net increase (decrease) in net assets resulting from operations	21,804,104	45,672,450

Dividends and Distributions
Distributions from distributable earnings	(31,172,388)	(32,836,200)
Tax return of capital distributions	(10,819,822)	(9,079,951)

Total dividends and distributions	(41,992,210)	(41,916,151)

Fund share transactions
Net asset value of shares issued in reinvestment of dividends and distributions [48,173 and 39,140 shares, respectively]	677,975	546,786

Total increase (decrease)	(19,510,131)	4,303,085

Net Assets:

Beginning of year	469,650,905	465,347,820

End of year	$450,140,774	$469,650,905

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 149

PGIM High Yield Bond Fund, Inc.

Financial Highlights

	Year Ended July 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.11	$13.99	$13.79	$14.44	$17.22
Income (loss) from investment operations:
Net investment income (loss)	0.86	0.91	0.86	0.91	0.96
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.47	0.60	(0.30)	(2.48)
Total from investment operations	0.65	1.38	1.46	0.61	(1.52)
Less Dividends and Distributions:
Dividends from net investment income	(0.94)	(0.99)	(1.01)	(1.10)	(1.07)
Tax return of capital distributions	(0.32)	(0.27)	(0.25)	(0.16)	(0.19)
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.26)	(1.26)
Net asset value, end of year	$13.50	$14.11	$13.99	$13.79	$14.44
Market price, end of year	$12.44	$14.34	$13.53	$12.42	$13.02
Total Return(b):	(4.89)%	15.97%	20.48%	5.60%	(12.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$450,141	$469,651	$465,348	$458,466	$480,364
Average net assets (000)	$464,354	$465,922	$452,990	$457,031	$533,901
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.98%	2.15%	2.80%	2.45%	1.48%
Expenses before waivers and/or expense reimbursement(d)	0.98%	2.15%	2.80%	2.45%	1.48%
Net investment income (loss)	6.18%	6.50%	6.34%	6.59%	6.01%
Portfolio turnover rate(e)	49%	45%	36%	22%	30%
Asset coverage	-%	-%	488%	453%	500%
Total debt outstanding at year-end (000)	$-	$-	$120,000	$130,000	$120,000

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense and other borrowing fees and expenses of 0.09%, 1.11%, 1.70%, 1.36% and 0.35%, for the years ended July 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.7%

CORPORATE BONDS 86.0%

Advertising 0.6%
Clear Channel Outdoor Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500%	03/15/33	170	$178,422
Sr. Sec’d. Notes, 144A	7.875	04/01/30	200	207,707
Lamar Media Corp.,
Gtd. Notes	4.875	01/15/29	330	325,824
Neptune Bidco US, Inc.,
Sr. Sec’d. Notes, 144A	9.290	04/15/29	1,440	1,467,254
Sr. Sec’d. Notes, 144A	9.500	02/15/33	320	326,100

				2,505,307

Aerospace & Defense 0.8%
ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	145	149,682
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	820	853,825
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	625	657,431
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	300	294,358
Sr. Sec’d. Notes, 144A	6.375	03/01/29	1,005	1,016,948
Sr. Sec’d. Notes, 144A	6.750	08/15/28	450	453,510

				3,425,754

Airlines 1.3%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	475	479,183
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	550	546,563
United Airlines Holdings, Inc.,
Gtd. Notes	4.875	03/01/29	1,745	1,718,740
Gtd. Notes	5.375	03/01/31	375	370,327
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625	04/15/29	725	712,353
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	310	291,400
Sr. Unsec’d. Notes, 144A	8.750	01/15/32	260	255,450
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	1,115	1,128,937

				5,502,953

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 151

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.6%
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125%	11/15/29	1,375	$1,316,001
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,075	1,013,805

				2,329,806

Auto Manufacturers 1.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	200	199,905
Sr. Unsec’d. Notes	4.125	08/17/27	200	198,561
Sr. Unsec’d. Notes	4.950	05/28/27	200	200,089
Sr. Unsec’d. Notes	7.350	11/04/27	425	436,101
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	435	465,115
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	5.625	09/29/28	700	695,787
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	1,170	1,147,946
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	1,370	1,399,112
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	875	739,238

				5,481,854

Auto Parts & Equipment 1.3%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28	405	411,075
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	6.750	09/15/32	495	500,594
Sr. Sec’d. Notes, 144A	6.750	02/15/30	50	51,248
Cyprium Corp./Cyprium Holdings Luxembourg Sarl,
Gtd. Notes, 144A	6.125	04/15/31	410	407,175
Goodyear Tire & Rubber Co. (The),
Sr. Unsec’d. Notes	8.875	07/15/32	280	287,108
Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	635	646,290
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	2,350	2,356,258

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Titan International, Inc.,
Sr. Sec’d. Notes	7.000%	04/30/28	625	$623,686
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A	7.500	03/24/31	230	231,150

				5,514,584

Banks 0.6%

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	650	650,915
Sr. Unsec’d. Notes, 144A	12.250	10/01/30	500	535,668
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250	03/13/28	1,125	1,146,893

				2,333,476

Building Materials 1.0%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	105	101,854
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	150	19,136
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	225	202,474
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	705	704,916
JELD-WEN, Inc.,
Gtd. Notes, 144A(x)	4.875	12/15/27	103	83,313
Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	650	657,868
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	265	264,768
Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	15	14,838
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	1,250	1,181,220
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,175	1,167,744

				4,398,131

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 153

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 1.7%
Celanese US Holdings LLC,
Gtd. Notes	1.400%	08/05/26	1,150	$1,150,000
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%(x)	10.000	05/07/29	237	200,727
Hercules LLC,
Jr. Sub. Notes	6.500	06/30/29	200	201,097
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.250	05/15/29	630	613,639
Sr. Unsec’d. Notes, 144A	7.000	12/01/31	365	382,794
Sr. Unsec’d. Notes, 144A	9.000	02/15/30	370	387,090
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	2,550	2,462,948
Sr. Sec’d. Notes, 144A	7.250	06/15/31	200	202,369
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	500	493,335
Qnity Electronics, Inc.,
Sr. Sec’d. Notes, 144A	5.750	08/15/32	235	233,657
SCIH Salt Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.625	08/15/31	185	184,851
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	525	510,710

				7,023,217

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	635	533,400

Commercial Services 4.6%
Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/31	1,760	1,828,853
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	830	847,874
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,550	1,524,037
Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,150	1,129,887
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	450	432,472
Gtd. Notes, 144A	6.500	01/15/31	530	530,233

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750%	07/15/27	315	$314,969
Gtd. Notes, 144A	5.750	07/15/27	582	582,191
Block, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	08/15/30	1,085	1,079,776
Carrix, Inc.,
Sr. Sec’d. Notes, 144A	6.125	08/01/33	155	154,316
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,000	968,401
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	1,165	1,197,453
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.750	03/15/31	950	940,950
Gtd. Notes, 144A	6.625	06/15/29	905	921,257
Gtd. Notes, 144A	7.000	06/15/30	1,060	1,092,953
Hertz Corp. (The),
Sr. Sec’d. Notes, 144A	12.625	07/15/29	290	189,305
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	200	197,063
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	750	745,392
Service Corp. International,
Sr. Unsec’d. Notes	5.125	06/01/29	1,125	1,116,032
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31	975	912,272
Gtd. Notes	4.000	07/15/30	300	284,801
Gtd. Notes	4.875	01/15/28	100	99,607
Sec’d. Notes	3.875	11/15/27	1,075	1,063,040
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	875	893,947
Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A	6.625	04/15/30	230	235,193

				19,282,274

Computers 1.0%

Crowdstrike Holdings, Inc.,
Gtd. Notes	3.000	02/15/29	800	759,889
Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	800	813,203

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 155

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500%	04/01/29	675	$716,617
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	1,100	1,065,201
Gtd. Notes, 144A	5.125	04/15/29	900	874,223

				4,229,133

Cosmetics/Personal Care 0.1%
Edgewell Personal Care Co.,
Gtd. Notes, 144A	4.125	04/01/29	225	216,626
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	344	320,521

				537,147

Distribution/Wholesale 0.4%

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	350	347,027
Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500	11/30/30	915	938,861
Windsor Holdings Ill LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	350	364,513

				1,650,401

Diversified Financial Services 6.6%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31	415	426,931
Gtd. Notes, 144A	7.750	04/15/30	1,410	1,459,040
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	6.750	05/15/31	235	239,637
Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	6.625	04/15/31	265	265,950
Sr. Sec’d. Notes, 144A	6.625	06/01/32	310	310,422
Sr. Sec’d. Notes, 144A	8.500	05/15/30	200	211,868
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	6.875	05/01/31	1,415	1,362,664
Sr. Unsec’d. Notes, 144A	8.000	02/01/32	225	223,281
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	880	908,374

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000%	02/15/27	1,128	$1,127,820
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	1,275	1,316,463
goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	05/15/30	115	103,609
Gtd. Notes, 144A	6.875	02/15/31	365	324,653
Gtd. Notes, 144A	9.250	12/01/28	335	330,812
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	295	268,769
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	275	260,909
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	425	417,140

Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	645	662,164

Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	1,625	1,589,476
Sr. Unsec’d. Notes	5.000	03/15/27	1,175	1,169,651

OneMain Finance Corp.,
Gtd. Notes	3.500	01/15/27	375	372,042
Gtd. Notes	3.875	09/15/28	1,275	1,232,119
Gtd. Notes	5.375	11/15/29	1,573	1,536,917
Gtd. Notes	6.625	01/15/28	400	404,059
Gtd. Notes	6.750	03/15/32	1,675	1,669,823
Gtd. Notes	6.750	09/15/33	75	73,846

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	2,100	1,986,620
Gtd. Notes, 144A	7.125	11/15/30	275	273,856
Gtd. Notes, 144A	7.875	12/15/29	450	462,031

PRA Group, Inc.,
Gtd. Notes, 144A	8.375	02/01/28	975	988,095

Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	1,770	1,784,082
Gtd. Notes, 144A	6.125	08/01/31	240	241,084
Gtd. Notes, 144A	6.500	08/01/29	220	223,270

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	1,525	1,459,118
Gtd. Notes, 144A	3.875	03/01/31	1,475	1,366,280

United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	350	347,116

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 157

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
UWM Holdings LLC,
Gtd. Notes, 144A	6.250%	03/15/31	295	$263,310
Gtd. Notes, 144A	6.625	02/01/30	530	491,773

				28,155,074

Electric 3.5%
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,357	1,357,741
Gtd. Notes, 144A	3.375	02/15/29	1,550	1,470,975
Gtd. Notes, 144A	3.875	02/15/32	25	22,859
Gtd. Notes, 144A	5.250	06/15/29	2,275	2,256,656
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	1,750	1,735,132
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	2,025	1,977,373
Gtd. Notes, 144A	5.000	07/31/27	3,975	3,975,443
VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30	1,990	2,000,154

				14,796,333

Electrical Components & Equipment 0.5%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29	950	915,234
Gtd. Notes, 144A	4.750	06/15/28	650	643,195
WESCO Distribution, Inc.,
Gtd. Notes, 144A	5.250	04/15/31	265	260,734
Gtd. Notes, 144A	6.375	03/15/29	255	258,754

				2,077,917

Electronics 0.0%
Sensata Technologies BV,
Gtd. Notes, 144A	4.000	04/15/29	216	207,900

Entertainment 2.6%
Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	2,500	2,379,131
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,200	1,204,433

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750%	04/01/30	375	$374,011
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	73,880
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	550	538,229
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	1,475	1,432,058
Penn Entertainment, Inc.,
Gtd. Notes, 144A	6.750	04/01/31	430	431,271
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	325	309,799
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	850	851,737
Pioneer Opco LLC,
Sr. Sec’d. Notes, 144A	7.000	05/15/33	250	252,831
Rivers Enterprise Borrower LLC,
Sr. Sec’d. Notes, 144A	6.250	10/15/30	530	532,411
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	650	526,450
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	1,040	1,105,227
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	700	692,804
Gtd. Notes, 144A	7.125	02/15/31	300	314,299

				11,018,571

Environmental Control 1.7%
Clean Harbors, Inc.,
Gtd. Notes, 144A	6.375	02/01/31	1,225	1,238,494
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.625	07/01/31	515	500,108
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	1,110	1,082,250
Gtd. Notes, 144A	4.375	08/15/29	920	882,308
Gtd. Notes, 144A	4.750	06/15/29	475	462,828
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28	590	577,850
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	800	800,208

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 159

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Environmental Control (cont’d.)
Reworld Holding Corp.,
Gtd. Notes, 144A	4.875%	12/01/29		1,725	$1,639,242

					7,183,288

Foods 0.6%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		75	70,603
Gtd. Notes, 144A	5.500	03/31/31		215	206,805
Gtd. Notes, 144A	5.625	03/31/32		670	637,348
B&G Foods, Inc.,
Gtd. Notes, 144A	11.000	06/15/31		455	403,760
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR	278	309,110
Sr. Sec’d. Notes	8.125	05/14/30	GBP	400	503,396
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		225	214,366
Gtd. Notes, 144A	4.875	05/15/28		350	347,353

					2,692,741

Forest Products & Paper 0.0%
Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31		150	146,801

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.875	06/01/31		675	685,733
Sr. Unsec’d. Notes, 144A	9.500	06/01/30		630	675,413

					1,361,146

Healthcare-Services 5.3%
Centene Corp.,
Sr. Unsec’d. Notes	2.500	03/01/31		829	721,658
Sr. Unsec’d. Notes	2.625	08/01/31		977	847,042
Sr. Unsec’d. Notes	3.000	10/15/30		1,200	1,079,876
Sr. Unsec’d. Notes	3.375	02/15/30		425	393,602
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30		1,700	1,572,712

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	6.000%	01/15/29	1,175	$1,158,704
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	1,050	968,987
Gtd. Notes, 144A	4.625	06/01/30	4,025	3,878,418
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,375	1,306,908
Sr. Sec’d. Notes, 144A	8.375	02/15/32	190	191,191
Sr. Sec’d. Notes, 144A	9.875	08/15/30	1,975	2,075,067
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	653	502,991
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	162	153,169
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	1,640	1,710,205
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.250	06/01/29	1,950	1,890,896
Sr. Sec’d. Notes	4.375	01/15/30	4,000	3,857,180
Sr. Sec’d. Notes	4.625	06/15/28	300	297,158

				22,605,764

Home Builders 4.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	2,043	1,963,194
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	500	475,100
Beazer Homes USA, Inc.,
Gtd. Notes, 144A	8.000	01/15/32	175	178,981
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,175	1,092,797
Gtd. Notes, 144A	6.250	09/15/27	1,272	1,270,346
Dream Finders Homes, Inc.,
Gtd. Notes, 144A	6.875	09/15/30	505	493,008
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	1,100	1,127,302
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	775	768,946
KB Home,
Gtd. Notes	4.800	11/15/29	800	776,590
Gtd. Notes	6.875	06/15/27	82	82,543

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 161

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

M/I Homes, Inc.,
Gtd. Notes	3.950%	02/15/30	500	$470,959
Gtd. Notes	4.950	02/01/28	425	421,357
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	875	835,940
Risewell Homes, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	460	469,718
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	310	314,531
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,125	1,109,313
Sr. Unsec’d. Notes	4.750	04/01/29	975	947,752
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	837	867,253
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.125	08/01/30	150	149,667
Gtd. Notes, 144A	5.750	01/15/28	875	883,742
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	1,900	1,898,823
Gtd. Notes	5.700	06/15/28	325	325,193

				16,923,055

Home Furnishings 0.5%

Whirlpool Corp.,
Sr. Sec’d. Notes, 144A	7.500	07/01/31	840	834,746
Sr. Unsec’d. Notes	6.125	06/15/30	1,245	1,132,202

				1,966,948

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,665	1,568,121

Housewares 0.5%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	1,525	1,540,718
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	380	396,737
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32	200	185,277

				2,122,732

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 0.6%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250%	02/01/29	130	$124,629
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	650	626,040
Asurion LLC/Asurion Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	8.000	12/31/32	715	722,986
Broadstreet Partners Group LLC,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	500	489,202
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	12/01/29	500	499,523

				2,462,380

Internet 1.2%

Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	4.250	06/01/28	765	741,180
Sr. Sec’d. Notes, 144A	9.000	08/15/31	635	638,020
Gen Digital, Inc.,
Gtd. Notes, 144A	6.750	09/30/27	1,170	1,171,816
Gtd. Notes, 144A	7.125	09/30/30	430	436,517
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	600	563,571
Gtd. Notes, 144A	5.250	12/01/27	1,100	1,098,902
ION Platform Finance US, Inc./ION Platform Finance Sarl,
Sr. Sec’d. Notes, 144A	4.625	05/01/28	195	182,016
Sr. Sec’d. Notes, 144A	5.000	05/01/28	285	267,881

				5,099,903

Investment Companies 0.1%

FS KKR Capital Corp.,
Sr. Unsec’d. Notes	7.500	08/01/31	285	285,226

Iron/Steel 1.1%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	280	287,000
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	4.625	03/01/29	375	364,001
Gtd. Notes, 144A	6.750	04/15/30	695	699,204
Gtd. Notes, 144A	6.875	11/01/29	950	959,197

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 163

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Cleveland-Cliffs, Inc., (cont’d.)
Gtd. Notes, 144A	7.000%	03/15/32	110	$110,285
Gtd. Notes, 144A	7.500	09/15/31	465	474,512
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	325	310,735
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.000	05/01/32	230	225,418
Sr. Unsec’d. Notes, 144A	7.000	04/01/31	300	307,584
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	755	776,261
Sr. Unsec’d. Notes, 144A, MTN	8.500	05/01/30	150	154,341

				4,668,538

Leisure Time 1.2%

Carnival Corp. Ltd.,
Gtd. Notes, 144A	5.125	05/01/29	1,315	1,305,227
Gtd. Notes, 144A	5.750	03/15/30	425	426,128
Gtd. Notes, 144A	5.750	08/01/32	855	847,632
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000	09/15/30	400	411,424
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	5.875	01/15/31	400	382,000
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	673	666,452
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	160	156,800
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	278	288,225
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	400	399,172
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	150	149,569

				5,032,629

Lodging 2.9%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	1,379	1,316,969
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	5.875	04/01/29	380	382,864
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	3,200	3,199,132
Gtd. Notes	5.500	04/15/27	435	435,735
Gtd. Notes	6.125	09/15/29	1,350	1,358,568

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Station Casinos LLC,
Gtd. Notes, 144A	4.500%	02/15/28	1,050	$1,033,824
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A	5.625	03/01/33	250	243,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A	5.250	05/15/27	1,000	999,466
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	2,425	2,412,875
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	925	912,697

				12,295,380

Machinery-Construction & Mining 0.4%

Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31	935	918,304
Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	950	938,080

				1,856,384

Machinery-Diversified 0.4%

Esab Corp.,
Gtd. Notes, 144A	5.625	04/01/31	475	469,851
Gtd. Notes, 144A	6.250	04/15/29	170	171,808
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	900	933,750
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	200	199,625

				1,775,034

Media 3.7%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A	5.375	06/01/29	675	656,376
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	3,895	3,851,778
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	1,040	1,037,922
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	112,138
Gtd. Notes, 144A	4.125	12/01/30	200	112,409
Gtd. Notes, 144A	5.375	02/01/28	200	115,831
Gtd. Notes, 144A	5.500	04/15/27	1,400	866,079

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 165

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CSC Holdings LLC, (cont’d.)
Gtd. Notes, 144A	6.500%	02/01/29	200	$113,592
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	200	42,230
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	830	191,096
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	25	22,638
Gtd. Notes	7.375	07/01/28(d)	75	71,866
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29	1,975	2,136,047
Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32	275	277,825
Sr. Sec’d. Notes, 144A	10.500	07/15/29	90	94,927
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	4.750	01/15/28	1,190	1,120,591
Nexstar Media, Inc.,
Sr. Sec’d. Notes, 144A	6.500	09/15/33	425	423,010
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% and PIK 3.250%	9.250	03/25/30	70	55,913
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33	50	51,527
Sirius XM Radio LLC,
Gtd. Notes, 144A	4.000	07/15/28	300	291,848
Gtd. Notes, 144A	5.000	08/01/27	1,274	1,272,180
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	780	739,562
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.500	08/15/30	200	164,384
Sr. Sec’d. Notes, 144A	5.500	05/15/29	1,825	1,640,036

				15,461,805

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	590	573,179

Mining 2.1%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	450	468,599
Unsec’d. Notes, 144A	11.500	10/01/31	395	421,102

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875%	08/01/32	230	$233,978
Coeur Mining, Inc.,
Gtd. Notes, 144A	5.125	02/15/29	650	642,279
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	240	245,649
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	750	746,977
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	8.625	06/01/31	1,425	1,478,437
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29	985	985,798
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30	1,555	1,493,326
Gtd. Notes, 144A	6.875	01/30/30	320	328,211
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31	245	247,668
Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500	04/01/31	880	917,400
Trekor Metals Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	675	700,211

				8,909,635

Miscellaneous Manufacturing 0.3%
Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	300	303,965
Hillenbrand, Inc.,
Sr. Sec’d. Notes	6.250	02/15/29	330	312,574
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	600	612,267

				1,228,806

Oil & Gas 5.2%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	770	799,224
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	800	850,217
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	500	498,309

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 167

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	8.375%	01/15/29	420	$431,152
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	2,282	2,149,510
Gtd. Notes, 144A	6.750	03/01/29	750	738,679
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.750	10/15/30	275	292,450
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	925	923,001
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	235	232,607
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	150	146,262
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	925	928,508
Nabors Industries, Inc.,
Gtd. Notes, 144A	8.875	08/15/31	250	257,410
Gtd. Notes, 144A	9.125	01/31/30	950	994,263
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	176	173,041
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	211	207,648
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	176	173,040
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	9.073(c)	09/30/29	53	51,911
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	907	937,647
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	965	968,937
SM Energy Co.,
Gtd. Notes	6.625	01/15/27	700	701,518
Gtd. Notes, 144A	6.750	08/01/29	215	218,101
Gtd. Notes, 144A	8.625	11/01/30	500	524,934
Sunoco LP,
Gtd. Notes, 144A	5.625	03/15/31	280	276,445
Gtd. Notes, 144A	7.000	05/01/29	480	490,455
Sr. Unsec’d. Notes, 144A	4.500	10/01/29	896	870,990
Sr. Unsec’d. Notes, 144A	5.875	07/15/27	2,124	2,125,505
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	46	44,759
Gtd. Notes	4.500	04/30/30	400	386,062
Gtd. Notes	5.875	03/15/28	75	75,029

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Sunoco LP/Sunoco Finance Corp., (cont’d.)
Gtd. Notes, 144A	7.000%	09/15/28		845		$859,632
Transocean Aquila Ltd.,
Sr. Sec’d. Notes, 144A	8.000	09/30/28		262		266,223
Transocean International Ltd.,
Gtd. Notes, 144A	7.875	10/15/32		175		182,017
Gtd. Notes, 144A	8.250	05/15/29		1,335		1,372,393
Gtd. Notes, 144A	8.500	05/15/31		710		739,962
Sr. Sec’d. Notes, 144A	8.750	02/15/30		739		765,758
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		400		413,500

						22,067,099

Oil & Gas Services 0.5%

Kodiak Gas Services LLC,
Gtd. Notes, 144A	5.875	04/01/31		605		598,307
SESI LLC,
Sr. Sec’d. Notes, 144A	7.875	09/30/30		475		480,532
Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30		985		1,052,515

						2,131,354

Packaging & Containers 2.5%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27(d)		—	(r)	—
Ardagh Group SA,
Sec’d. Notes, 144A, Cash coupon 5.500% and PIK 6.500%	11.000	12/01/30		325		300,395
Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.500%	11.000	12/01/30	EUR	417		446,704
Sr. Sec’d. Notes, 144A	9.500	12/01/30		687		728,426
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A	3.250	09/01/28		200		192,250
Sr. Sec’d. Notes, 144A	6.250	01/30/31		220		220,816
Ball Corp.,
Gtd. Notes	6.000	06/15/29		620		627,916

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 169

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750%	04/15/30	925	$884,288
Sr. Sec’d. Notes, 144A	6.750	04/15/32	395	376,290
Sr. Sec’d. Notes, 144A	6.875	01/15/30	65	64,460

Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/15/28	400	387,772
Gtd. Notes, 144A	3.750	02/01/30	150	139,952
Gtd. Notes, 144A	4.750	07/15/27	1,040	1,033,607

Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/30	1,480	1,509,541

Sword Purchaser LLC,
Sr. Sec’d. Notes, 144A	8.250	04/15/33	30	30,686

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada),
Sr. Sec’d. Notes, 144A	9.500	05/15/30	550	496,375

Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	1,990	1,951,063

TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	1,125	1,076,647

				10,467,188

Pharmaceuticals 1.3%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A	10.000	04/15/32	746	761,852

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	125	120,749
Gtd. Notes, 144A	5.125	03/01/30	900	869,613
Gtd. Notes, 144A	6.125	08/01/28	2,200	2,200,000

Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000	01/30/28	25	22,628
Gtd. Notes, 144A	5.000	02/15/29	25	19,125
Gtd. Notes, 144A	5.250	01/30/30	50	33,875
Gtd. Notes, 144A	5.250	02/15/31	50	30,938
Gtd. Notes, 144A	6.250	02/15/29	25	19,625
Gtd. Notes, 144A	7.000	01/15/28	50	45,108
Sr. Sec’d. Notes, 144A	4.875	06/01/28	215	200,444
Sr. Sec’d. Notes, 144A	11.000	09/30/28	929	948,704

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125%	04/30/31	225	$222,845

				5,495,506

Pipelines 2.5%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	825	822,482
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	355	364,526
Buckeye Partners LP,
Sr. Unsec’d. Notes	3.950	12/01/26	225	223,814
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A	8.125	02/15/29	265	271,640
Prairie Acquiror LP,
Sr. Sec’d. Notes, 144A	9.000	08/01/29	300	309,675
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800	05/15/30	850	827,609
Sr. Unsec’d. Notes, 144A	4.950	07/15/29	265	261,584
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	250	249,760
Gtd. Notes, 144A	6.000	12/31/30	325	322,694
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	485	495,780
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/30	770	782,871
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29(oo)	1,030	1,023,115
Sr. Sec’d. Notes, 144A	7.000	01/15/30	90	91,433
Sr. Sec’d. Notes, 144A	9.500	02/01/29	2,470	2,647,531
Sr. Sec’d. Notes, 144A	9.875	02/01/32	590	628,258
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.125	12/15/30	1,277	1,297,103

				10,619,875

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 171

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 1.4%

CoreLogic, Inc.,
Sec’d. Notes, 144A	12.000%	02/01/32	545	$510,388
Sr. Sec’d. Notes, 144A	9.000	08/01/31	930	916,504
Five Point Operating Co. LP,
Gtd. Notes, 144A	8.000	10/01/30	540	552,867
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	475	491,400
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	225	216,885
Sr. Unsec’d. Notes, 144A	5.875	03/01/32	490	478,492
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,425	1,392,420
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	755	769,162
Gtd. Notes, 144A	7.250	06/01/33	405	409,991

				5,738,109

Real Estate Investment Trusts (REITs) 3.4%

Brandywine Operating Partnership LP,
Gtd. Notes	3.950	11/15/27	1,000	974,849
Gtd. Notes	4.550	10/01/29	675	632,044
Gtd. Notes	6.125	01/15/31	270	259,168
Gtd. Notes	8.875	04/12/29	275	288,780
Diversified Healthcare Trust,
Sr. Sec’d. Notes, 144A	7.250	10/15/30	165	169,176
Sr. Unsec’d. Notes	4.750	02/15/28	25	24,549
Millrose Properties, Inc.,
Gtd. Notes, 144A	6.250	09/15/32	405	404,996
Gtd. Notes, 144A	6.375	08/01/30	950	957,670
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	800	775,997
Sr. Sec’d. Notes, 144A	8.500	02/15/32	150	152,491
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	1,060	1,076,934
Sr. Sec’d. Notes, 144A	4.875	05/15/29	400	389,862
Sr. Sec’d. Notes, 144A	5.875	10/01/28	475	474,375
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	300	293,290
Gtd. Notes, 144A	6.500	04/01/32	225	228,788

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
RHP Hotel Properties LP/RHP Finance Corp., (cont’d.)
Gtd. Notes, 144A	7.250%	07/15/28	200	$203,804
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	04/01/29	275	276,753
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	645	643,632
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	800	764,531
Sr. Unsec’d. Notes	3.875	02/15/27	2,225	2,211,860
Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250	10/15/28	405	401,482
Sr. Unsec’d. Notes, 144A	5.875	08/15/29	150	150,432
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	50	50,111
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	625	634,567
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	235	238,300
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	700	721,279
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.000	01/15/30	120	114,725
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26	726	725,693

				14,240,138

Retail 3.8%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	2,400	2,257,128
Sec’d. Notes, 144A	4.375	01/15/28	242	238,634
Sr. Sec’d. Notes, 144A	3.875	01/15/28	750	736,305
Carvana Co.,
Sr. Sec’d. Notes, 144A(x)	9.000	06/01/30	3,011	3,106,864
Sr. Sec’d. Notes, 144A(x)	9.000	06/01/31	1,915	2,106,906
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	200	196,398
Sr. Sec’d. Notes, 144A	4.625	01/15/29	450	437,045
FirstCash, Inc.,
Gtd. Notes, 144A	4.625	09/01/28	100	98,196
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	1,525	1,434,777
Gtd. Notes, 144A	3.875	10/01/31	825	747,985

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 173

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250%	01/15/29	365	$235,258
Sr. Sec’d. Notes, 144A	9.500	06/15/31	604	509,755
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	925	903,107
Lithia Motors, Inc.,
Gtd. Notes, 144A	4.625	12/15/27	300	298,580
Gtd. Notes, 144A	5.500	10/01/30	370	365,577
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	825	791,981
Park River Holdings, Inc.,
Sr. Sec’d. Notes, 144A	8.000	03/15/31	675	672,270
QXO Building Products, Inc.,
Gtd. Notes, 144A	6.500	07/15/31	565	567,129
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	04/01/32	250	254,984
White Cap Supply Holdings LLC,
Gtd. Notes, 144A	7.375	11/15/30	250	252,180

				16,211,059

Semiconductors 0.2%
Entegris, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/15/29	1,000	984,360

Software 1.9%
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	365	330,162
Gtd. Notes, 144A	9.250	06/01/30	2,560	2,401,679
Gtd. Notes, 144A	9.625	07/15/32	335	300,286
Gtd. Notes, 144A	9.750	10/01/31	687	623,627
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	4.000	06/15/28	1,860	1,804,310
OAK-Eagle Acquireco, Inc.,
Sr. Sec’d. Notes, 144A	7.250	07/01/33	505	523,586
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	2,025	2,024,252

				8,007,902

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 6.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	9.625%	07/15/27	200	$132,500
APLD ComputeCo 2 LLC,
Sr. Sec’d. Notes, 144A	6.750	03/15/31	720	704,056
APLD ComputeCo 3 LLC,
Sr. Sec’d. Notes, 144A	7.000	06/15/31	910	888,300
APLD ComputeCo LLC,
Sr. Sec’d. Notes, 144A	9.250	12/15/30	1,100	1,169,200
Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31	1,390	1,387,454
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	905	923,158
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	9.000	09/15/29	415	435,206
Connect Holding II LLC,
Sr. Sec’d. Notes, 144A	10.500	04/03/31	1,075	1,052,564
Core Scientific Finance I LLC,
Sr. Sec’d. Notes, 144A	7.750	05/15/31	1,325	1,298,017
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30	25	2
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30	34	—
ELK Grove Village Property LLC,
Sr. Sec’d. Notes, 144A	7.500	06/15/31	265	255,019
Flash Compute LLC,
Sr. Sec’d. Notes, 144A	7.250	12/31/30	630	636,366
Iliad Holding SAS (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	2,575	2,576,983
Sr. Sec’d. Notes, 144A	8.500	04/15/31	200	210,250
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	69	65,825
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A	5.375	06/15/29	250	239,466
Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A	6.250	04/30/31	3,185	3,061,597
PR RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	6.500	05/01/31	2,715	2,553,904
SV RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	5.875	03/01/31	3,440	3,198,570

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 175

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500%	02/15/29	825	$813,913
Sr. Sec’d. Notes, 144A	4.750	04/15/28	2,410	2,401,662
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	1,400	1,454,956
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	2,170	2,254,440
Yondr JK 1 LLC,
Sr. Sec’d. Notes, 144A	6.875	06/30/31	600	571,496
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 5.750% and PIK 0.500%	9.250	03/09/30	118	118,047

				28,402,951

Transportation 0.6%
RXO, Inc.,
Gtd. Notes, 144A	6.375	05/15/31	270	269,365
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	1,000	973,625
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	75	77,126
Gtd. Notes, 144A	7.125	02/01/32	135	139,395
Sr. Sec’d. Notes, 144A	6.250	06/01/28	975	984,669

				2,444,180

TOTAL CORPORATE BONDS (cost $365,451,899)				364,032,448

FLOATING RATE AND OTHER LOANS 10.2%

Aerospace & Defense 0.0%
PAC DAC LLC,
Initial Term Loan, 1 Month SOFR + 3.250%	6.981(c)	10/28/30	114	113,376

Airlines 0.1%
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475(c)	04/01/31	363	363,531

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 0.6%
Clarios Global LP,
2024 Term Loan B, 1 Month SOFR + 2.500%	6.231%(c)	05/06/30	906	$907,164
2026 Term Loan, 1 Month SOFR + 2.500%	6.231(c)	01/28/32	871	872,213
First Brands Group LLC,
2021 Second Lien Term Loan	13.070	03/30/28(d)	1,158	255
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	8.492(c)	11/17/28	258	257,743
Term B Loan, 3 Month SOFR + 5.100%	8.787(c)	11/17/28	650	649,493

				2,686,868

Building Materials 0.2%
American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	8.981(c)	07/08/30	243	210,316
Cornerstone Building Brands, Inc.,
New Term B Loan, 3 Month SOFR + 3.350%	7.014(c)	04/12/28	970	488,075
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	5.981(c)	02/10/32	222	222,268

				920,659

Chemicals 1.1%
ARC Falcon I, Inc. (Canada),
Initial Term B Loan, 1 Month SOFR + 4.500%	8.147(c)	04/01/33	1,835	1,686,237
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.673(c)	06/28/28	488	458,745
Starfruit Finco BV (Netherlands),
2026 Term B Loan, 3 Month SOFR + 3.500%	7.198(c)	07/08/31	240	239,851
TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417(c)	12/16/31	1,854	1,795,337
Venator Finance Sarl,
Initial First Out Term Loan^	13.894	12/31/27(d)	414	310,254
Term Loan, 3 Month SOFR + 8.000%^	13.905(c)	10/12/28(d)	762	15,237
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 8.000%^	14.002(c)	12/31/27(d)	411	307,929

				4,813,590

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 177

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services 1.0%
Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.981%(c)	08/20/32	823	$825,219
Catawba Nation Gaming Authority,
Initial Term B Loan, 3 Month SOFR + 4.750%	8.573(c)	03/29/32	230	230,747
Cimpress USA, Inc. (Ireland),
2026 Tranche B-1 Term Loan, 1 Month SOFR + 2.500%	6.231(c)	06/03/33	951	951,928
Mavis Tire Express Services Topco Corp.,
2025 First Lien Incremental Term Loan, 6 Month SOFR + 3.000%	6.669(c)	05/04/28	1,120	1,117,658
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	7.573(c)	12/31/30	809	808,792
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684(c)	12/31/30	405	347,258

				4,281,602

Computers 1.1%
Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32	471	470,259
Coreweave Financing LLC,
Term Loan	— (p)	09/01/31	400	400,500
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.731(c)	03/01/29	3,093	2,789,413
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.668(c)	04/16/29	630	628,356
NCR Atleos LLC,
Term A Loan, 1 Month SOFR + 2.500%	6.231(c)	10/16/28	237	236,089

				4,524,617

Distribution/Wholesale 0.1%
Windsor Holdings III LLC,
2025 Refinancing Term B Loan, 1 Month SOFR + 2.750%	6.481(c)	08/01/30	341	341,482

Electric 0.1%
Heritage Power LLC,
Term Loan, 3 Month SOFR + 7.000%^	9.232(c)	07/20/28	295	290,205

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment 0.1%
Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.231%(c)	06/03/33		564	$564,298

Forest Products & Paper 0.1%
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.073(c)	11/04/31		405	401,721

Healthcare-Services 0.1%
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503(c)	05/16/31		393	374,507

Holding Companies-Diversified 0.1%
Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.343(c)	12/19/30		583	559,942

Insurance 1.7%
Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.731(c)	11/06/30		1,083	989,186
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	6.981(c)	06/21/32		4,374	3,927,537
Asurion LLC,
New B-12 Term Loan, 3 Month SOFR + 4.250%	8.073(c)	09/19/30		1,888	1,840,974
New B-4 Term Loan, 3 Month SOFR + 5.512%	9.334(c)	01/20/29		527	522,199

					7,279,896

Internet 0.1%
Arches Buyer, Inc.,
Seventh Amendment Refinancing Term Loan	— (p)	08/31/31		325	319,618

Investment Companies 0.3%
Hurricane CleanCo Ltd. (United Kingdom), Facility A, Cash coupon 6.250% and PIK 6.250%^	12.500	10/31/29	GBP	807	1,128,644

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 179

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 0.0%
Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan, 3 Month SOFR + 6.000%	9.733%(c)	12/21/29	49	$47,220
Initial Term Loan, 3 Month SOFR + 6.000%	9.810(c)	12/21/29	86	82,634

				129,854

Media 1.3%
Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%	8.753(c)	10/31/27	414	270,931
CSC Holdings LLC,
2019 September Term Loan, PRIME + 1.500%	8.250(c)	04/15/27	516	323,961
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	7.731(c)	06/26/29	40	39,975
Delayed Draw Term Loan, 3 Month SOFR + 4.000%	7.731(c)	06/26/29	40	39,975
First Out Term Loan, 1 Month SOFR + 5.114%	8.845(c)	09/25/29	5,384	4,786,573

				5,461,415

Metal Fabricate/Hardware 0.1%
Doncasters US Finance LLC (United Kingdom),
Initial Term Loan, 3 Month SOFR + 6.500%^	10.232(c)	04/23/30	313	312,500

Oil & Gas 0.1%
Hilcorp Energy I LP,
Repriced Term Loan, 1 Month SOFR + 1.750%	5.417(c)	02/11/30	272	271,223

Packaging & Containers 0.8%
LABL, Inc.,
2026 USD Term Loan, 3 Month SOFR + 2.375%	6.023(c)	05/02/33	421	350,723
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	7.482(c)	09/15/28	3,257	3,051,659

				3,402,382

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail 0.0%
LBM Acquisition LLC,
Incremental Term B Loan, 1 Month SOFR + 3.850%	7.574%(c)	06/06/31	178	$141,667

Software 0.1%
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.095(c)	07/14/28	789	388,948

Telecommunications 1.0%
Connect Holdings 2 LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.990(c)	04/03/31	1,019	929,980
Digicel International Finance Ltd. (Jamaica),
Term B Loan, 3 Month SOFR + 4.500%	8.232(c)	08/06/32	1,191	1,196,678
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	8.290(c)	03/02/29	615	618,588
Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%	9.084(c)	10/24/29	278	257,168
Second Out Term Loan, 3 Month SOFR + 1.762%	6.000(c)	10/24/31	1,018	699,251
Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.114%	6.845(c)	03/11/30	567	567,281

				4,268,946

TOTAL FLOATING RATE AND OTHER LOANS (cost $47,161,156)				43,341,491

U.S. TREASURY OBLIGATIONS(k) 1.4%
U.S. Treasury Notes	3.375	02/29/28	1,470	1,450,764
U.S. Treasury Notes	3.500	09/30/26	200	199,883
U.S. Treasury Notes	3.500	03/15/29	1,215	1,190,605
U.S. Treasury Notes	3.625	08/31/29	110	107,740
U.S. Treasury Notes	4.000	05/31/28	800	796,281
U.S. Treasury Notes	4.125	02/28/27	300	300,152
U.S. Treasury Notes	4.250	11/30/26	1,840	1,841,941

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,916,158)				5,887,366

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 181

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS 1.1%

Chemicals 0.0%

Cornerstone Chemical Co.*^(x)	9,517	$47,585
TPC Group, Inc.*(x)	4,927	96,900
Venator Materials PLC*^(x)	2,671	—

		144,485

Containers & Packaging 0.0%

Ardagh Holdings SA (Luxembourg)*	59	354
Labels Buyer LLC*	384	32,976
LABL, Inc.*	22	1,889

		35,219

Oil, Gas & Consumable Fuels 0.7%

Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)	1,694	124,721
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	38,525	2,836,403
Heritage Power LLC, Litigation Trust Interests*^(x)	44,338	22,169

		2,983,293

Software 0.0%
Mitel Networks International Ltd. (Canada)*^	257	2

Wireless Telecommunication Services 0.4%

Digicel International Finance Ltd. (Jamaica)*	51,487	1,454,508
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*(x)	83,927	59,857
Xplore, Inc. (Canada), CVR*^(x)	4,493	—

		1,514,365

TOTAL COMMON STOCKS (cost $6,208,700)		4,677,364

PREFERRED STOCKS 0.0%

Consumer Staples Distribution & Retail 0.0%

LABL, Inc., Backstop Commitment & Holdback - 4(a)(2) Exempt, 12.000%, Maturing 12/31/79	35	28,350

Containers & Packaging 0.0%

Labels Buyer LLC, Series A, 12.000%, Maturing 08/31/26	135	109,350

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

PREFERRED STOCKS (Continued)

Wireless Telecommunication Services 0.0%

Digicel International Finance Ltd. (Jamaica)*^	3,350	$44,565

TOTAL PREFERRED STOCKS (cost $167,220)		182,265

	Units

WARRANTS* 0.0%

Containers & Packaging

Labels Buyer LLC, expiring 04/29/33 (cost $1,136)	142	266

TOTAL LONG-TERM INVESTMENTS (cost $424,906,269)		418,121,200

	Shares

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.777%) (cost $2,426,805)(wa)	2,426,805	2,426,805

TOTAL INVESTMENTS 99.3% (cost $427,333,074)		420,548,005
Other assets in excess of liabilities(z) 0.7%		2,943,933

NET ASSETS 100.0%		$423,491,938

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,084,730 and 0.7% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2026.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 183

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

(r)	Principal or notional amount is less than $500 par.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets

Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/30	08/02/24-01/28/26	$3,174,865	$3,106,864	0.8%
Carvana Co., Sr. Sec’d. Notes, 144A, 9.000%, 06/01/31	07/31/25-03/24/26	2,091,376	2,106,906	0.5
Cornerstone Chemical Co.*^	12/06/23	180,823	47,585	0.0
Cornerstone Chemical Co. LLC, Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%, 10.000%, 05/07/29	05/07/25-04/30/26	197,621	200,727	0.1
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	124,721	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	398,982	2,836,403	0.7
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	22,169	22,169	0.0
JELD-WEN, Inc., Gtd. Notes, 144A, 4.875%, 12/15/27	04/07/22-10/16/25	98,885	83,313	0.0
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*	10/17/24-10/24/24	366,995	59,857	0.0
TPC Group, Inc.*	12/15/22	53,386	96,900	0.0
Venator Materials PLC*^	03/02/21-10/19/23	5,092,913	—	0.0
Xplore, Inc. (Canada), CVR*^	10/24/24	39	—	0.0

Total		$11,678,054	$8,685,445	2.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at July 31, 2026:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

Radiate Holdco LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 06/26/29 (cost $80,000)	80	$79,950	$—	$(50)

Futures contracts outstanding at July 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
280	2 Year U.S. Treasury Notes	Sep. 2026	$57,570,625	$(209,766)

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Futures contracts outstanding at July 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
690	5 Year U.S. Treasury Notes	Sep. 2026	$73,123,826	$(525,906)
238	IBEX 35 Index	Sep. 2026	43,495,690	143,659

				(592,013)

Short Positions:
73	10 Year U.S. Treasury Notes	Sep. 2026	7,884,000	72,066
1	30 Year U.S. Ultra Treasury Bonds	Sep. 2026	109,688	4,108
20	Bloomberg High Yield Credit	Sep. 2026	2,275,800	(1,748)

				74,426

				$(517,587)

Forward foreign currency exchange contracts outstanding at July 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	GSI	GBP	1,230	$1,637,912	$1,657,667	$19,755	$—
Euro,
Expiring 08/04/26	GSI	EUR	347	394,599	399,651	5,052	—
Expiring 08/04/26	RBC	EUR	244	278,875	281,989	3,114	—

				$2,311,386	$2,339,307	27,921	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/26	JPM	GBP	1,230	$1,626,666	$1,657,667	$ —	$(31,001)
Expiring 09/02/26	GSI	GBP	1,230	1,637,979	1,657,635	—	(19,656)
Euro,
Expiring 08/04/26	GSI	EUR	591	678,981	681,640	—	(2,659)
Expiring 09/02/26	GSI	EUR	347	395,088	400,112	—	(5,024)

				$4,338,714	$4,397,054	—	(58,340)

						$27,921	$(58,340)

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 185

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Credit default swap agreement outstanding at July 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2026(4)	Value at Trade Date	Value at July 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.45.V4	12/20/30	5.000%(Q)	2,974	2.930%	$176,643	$242,842	$66,199
CDX.NA.HY.46.V3	06/20/31	5.000%(Q)	44,332	3.105%	2,452,902	3,600,924	1,148,022

					$2,629,545	$3,843,766	$1,214,221

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Credit default swap agreement outstanding at July 31, 2026 (continued):

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$3,408,612

JPS	—	2,202,544

Total	$—	$5,611,156

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$363,426,808	$605,640
Floating Rate and Other Loans	—	40,976,722	2,364,769
U.S. Treasury Obligations	—	5,887,366	—
Common Stocks	—	4,607,608	69,756
Preferred Stocks	—	137,700	44,565
Warrants	—	266	—
Short-Term Investment
Affiliated Mutual Fund	2,426,805	—	—

Total	$2,426,805	$415,036,470	$3,084,730

Other Financial Instruments*
Assets
Futures Contracts	$219,833	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	27,921	—
Centrally Cleared Credit Default Swap Agreements	—	1,214,221	—

Total	$219,833	$1,242,142	$—

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 187

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Unfunded Loan Commitment	$—	$(50)	$—
Futures Contracts	(737,420)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(58,340)	—

Total	$(737,420)	$(58,390)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Unfunded Corporate Bond Commitment

Balance as of 07/31/25	$758,138	$5,840,107	$576,233	$39,790	$—
Realized gain (loss)	—	48,944	—	—	—
Change in unrealized appreciation (depreciation)	(2,164)	(664,216)	(506,514)	4,775	—
Purchase/Exchange/Issuances	51,911	99,667	37	—	—
Sales/Paydowns	—	(4,231,940)	—	—	—
Accrued discount/premium	2,164	41,198	—	—	—
Transfer into Level 3*	—	1,994,750	—	—	—
Transfer out of Level 3*	(204,409)	(763,741)	—	—	—

Balance as of 07/31/26	$605,640	$2,364,769	$69,756	$44,565	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(2,164)	$(646,682)	$(506,514)	$4,775	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2026	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase

Corporate Bonds	$—	Market/Recovery Value	Recovery Rate	0.00%	Increase
Corporate Bonds	605,640	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Floating Rate and Other Loans	1,128,644	Market/Comparable Bond	Adjusted Yield	10.03%	Decrease
Floating Rate and Other Loans	633,420	Market/Recovery Value	Recovery Rate	2.00% - 75.00%	Increase
Common Stocks	69,754	Market/Recovery Value	Recovery Rate	0.00% - 5.00%	Increase
Preferred Stocks	44,565	Market/Recovery Value	Recovery Rate	13.30%	Increase

	$2,482,023

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2026, the aggregate value of these securities and/or derivatives was $602,707. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2026 were as follows:

Telecommunications	7.7%
Diversified Financial Services	6.6
Commercial Services	5.6
Healthcare-Services	5.4
Oil & Gas	5.3
Media	5.0
Home Builders	4.0
Retail	3.8
Electric	3.6
Real Estate Investment Trusts (REITs)	3.4
Packaging & Containers	3.3
Lodging	2.9
Chemicals	2.8
Entertainment	2.7
Pipelines	2.5

Insurance	2.3%
Mining	2.1
Computers	2.1
Software	2.0
Auto Parts & Equipment	1.9
Environmental Control	1.7
U.S. Treasury Obligations	1.4
Airlines	1.4
Real Estate	1.4
Pharmaceuticals	1.3
Auto Manufacturers	1.3
Internet	1.3
Building Materials	1.2
Leisure Time	1.2
Iron/Steel	1.1

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 189

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

Industry Classification (continued):

Aerospace & Defense	0.8%
Oil, Gas & Consumable Fuels	0.7
Foods	0.6
Advertising	0.6
Transportation	0.6
Affiliated Mutual Fund	0.6
Banks	0.6
Apparel	0.6
Oil & Gas Services	0.5
Housewares	0.5
Electrical Components & Equipment	0.5
Distribution/Wholesale	0.5
Home Furnishings	0.5
Machinery-Diversified	0.4
Machinery-Construction & Mining	0.4
Household Products/Wares	0.4
Wireless Telecommunication Services	0.4
Investment Companies	0.4
Gas	0.3

Miscellaneous Manufacturing	0.3%
Semiconductors	0.2
Metal Fabricate/Hardware	0.2
Holding Companies-Diversified	0.1
Forest Products & Paper	0.1
Cosmetics/Personal Care	0.1
Coal	0.1
Electronics	0.0	*
Containers & Packaging	0.0	*
Consumer Staples Distribution & Retail	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$1,214,221	*	—	$—
Equity contracts	Due from/to broker-variation margin futures	143,659	*	—	—

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$27,921		Unrealized depreciation on OTC forward foreign currency exchange contracts	$58,340
Interest rate contracts	Due from/to broker-variation margin futures	76,174	*	Due from/to broker-variation margin futures	737,420	*

		$1,461,975			$795,760

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(56,770)	$14,154	$—	$—	$ 926,483
Foreign exchange contracts	—	—	—	68,998	—
Interest rate contracts	—	—	(644,500)	—	3,118,755

Total	$(56,770)	$14,154	$(644,500)	$68,998	$4,045,238

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$517,626
Equity contracts	143,659	—	—
Foreign exchange contracts	—	(114,732)	—
Interest rate contracts	(681,606)	—	(2,431,670)

Total	$(537,947)	$(114,732)	$(1,914,044)

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 191

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2026

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$11,354
Options Written (2)	420,000
Futures Contracts - Long Positions (2)	132,453,740
Futures Contracts - Short Positions (2)	15,669,782
Forward Foreign Currency Exchange Contracts - Purchased (3)	2,960,615
Forward Foreign Currency Exchange Contracts - Sold (3)	5,598,809
Credit Default Swap Agreements - Sell Protection (2)	28,566,950
Total Return Swap Agreements (2)	72,376,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

GSI	$24,807	$(27,339)	$(2,532)	$—	$(2,532)
JPM	—	(31,001)	(31,001)	—	(31,001)
RBC	3,114	—	3,114	—	3,114

	$27,921	$(58,340)	$(30,419)	$—	$(30,419)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $424,906,269)	$418,121,200
Affiliated investments (cost $2,426,805)	2,426,805
Foreign currency, at value (cost $63,843)	64,809
Dividends and interest receivable	6,539,931
Receivable for investments sold	973,836
Due from broker—variation margin swaps	31,453
Unrealized appreciation on OTC forward foreign currency exchange contracts	27,921
Prepaid expenses and other assets	86,224

Total Assets	428,272,179

Liabilities
Payable for investments purchased	3,825,587
Management fee payable	361,590
Due to broker—variation margin futures	280,778
Accrued expenses and other liabilities	142,624
Dividends and Distributions payable	76,101
Unrealized depreciation on OTC forward foreign currency exchange contracts	58,340
Interest payable	34,444
Trustees’ fees payable	727
Unrealized depreciation on unfunded loan commitment	50

Total Liabilities	4,780,241

Net Assets	$423,491,938

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	467,869,772
Total distributable earnings (loss)	(44,402,507)

Net assets, July 31, 2026	$423,491,938

Net asset value and redemption price per share ($423,491,938 ÷ 24,673,056 shares of beneficial interest issued and outstanding)	$17.16

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 193

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income	$28,676,229
Affiliated dividend income	852,072

Total income	29,528,301

Expenses
Management fee	4,338,079
Other borrowing fees and expenses	405,556
Custodian and accounting fees	89,319
Professional fees	84,808
Shareholders’ reports	52,442
Audit fee	52,088
Transfer agent’s fees and expenses	22,821
Trustees’ fees	9,548
Miscellaneous	69,812

Total expenses	5,124,473
Less: Fee waiver and/or expense reimbursement	(17,932)

Net expenses	5,106,541

Net investment income (loss)	24,421,760

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $99,850)	267,305
Futures transactions	(644,500)
Forward currency contract transactions	68,998
Options written transactions	14,154
Swap agreement transactions	4,045,238
Foreign currency transactions	130,775

3,881,970

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(105,714))	(9,794,910)
Futures	(537,947)
Forward currency contracts	(114,732)
Swap agreements	(1,914,044)
Foreign currencies	9,870
Unfunded loan commitment	(50)

(12,351,813)

Net gain (loss) on investment and foreign currency transactions	(8,469,843)

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,951,917

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$24,421,760	$24,142,673
Net realized gain (loss) on investment and foreign currency transactions Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,881,970 (12,351,813)	4,215,399 8,986,178

Net increase (decrease) in net assets resulting from operations	15,951,917	37,344,250

Dividends and Distributions
Distributions from distributable earnings	(26,794,678)	(26,462,891)
Tax return of capital distributions	(5,181,603)	(5,513,390)

Total dividends and distributions	(31,976,281)	(31,976,281)

Total increase (decrease)	(16,024,364)	5,367,969

Net Assets:

Beginning of year	439,516,302	434,148,333

End of year	$423,491,938	$439,516,302

See Notes to Financial Statements.

PGIM Credit Closed-End Funds 195

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights

	Year Ended July 31,
	2026	2025	2024	2023	2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.81	$17.60	$17.24	$17.47	$19.90
Income (loss) from investment operations:
Net investment income (loss)	0.99	0.98	0.90	0.78	0.70
Net realized and unrealized gain (loss) on investment	(0.34)	0.53	0.76	0.29	(1.83)
Total from investment operations	0.65	1.51	1.66	1.07	(1.13)
Less Dividends and Distributions:
Dividends from net investment income	(1.09)	(1.08)	(1.13)	(1.11)	(1.09)
Tax return of capital distributions	(0.21)	(0.22)	(0.17)	(0.19)	(0.21)
Total dividends and distributions	(1.30)	(1.30)	(1.30)	(1.30)	(1.30)
Net asset value, end of year	$17.16	$17.81	$17.60	$17.24	$17.47
Market price, end of year	$16.14	$16.69	$15.71	$15.27	$15.59
Total Return(b):	4.60%	14.89%	12.09%	6.75%	(13.84)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$423,492	$439,516	$434,148	$425,402	$431,106
Average net assets (000)	$433,808	$435,557	$424,606	$419,758	$465,574
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.18%	2.52%	3.22%	2.71%	1.75%
Expenses before waivers and/or expense reimbursement(d)	1.18%	2.53%	3.22%	2.71%	1.75%
Net investment income (loss)	5.63%	5.54%	5.26%	4.61%	3.69%
Portfolio turnover rate(e)	61%	52%	52%	27%	32%
Asset coverage	-%	-%	447%	440%	445%
Total debt outstanding at period-end (000)	$-	$-	$125,000	$125,000	$125,000

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense and other borrowing fees and expenses of 0.09%, 1.22%, 1.85%, 1.36% and 0.37%, for the years ended July 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objectives:

Fund	Investment Objective
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Funds, as listed in the Funds’ Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

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Notes to Financial Statements (continued)

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) have adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Private debt/loans are generally valued at prices obtained by independent valuation providers. Such valuation providers typically utilize the income approach as the primary methodology, but may use other fair value approaches based on facts and circumstances. Valuations received from the independent valuation providers are reviewed by the Valuation

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Notes to Financial Statements (continued)

Designee to ensure the valuations are in accordance with the Funds’ valuation policies and procedures as well as all relevant valuation and accounting standards. Private debt/loans are generally classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM Credit Closed-End Funds 201

Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

PGIM Credit Closed-End Funds 203

Notes to Financial Statements (continued)

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Funds’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Funds’ favor, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM Credit Closed-End Funds 205

Notes to Financial Statements (continued)

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: Certain Funds held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Funds until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

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Notes to Financial Statements (continued)

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services, supervises the subadviser’s performance of such services and renders administrative services. With respect to ISD and GHY, PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through PGIM Credit (an investment group of PGIM, Inc.). In 2025, PGIM Fixed Income and PGIM Private Credit (formerly known as PGIM Private Capital) were combined to form PGIM Credit, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through PGIM Credit and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee
Global High Yield	0.85%
High Yield Bond	0.80

Fund	Management Fee
Short Duration High Yield Opportunities	1.00%

The Manager has contractually agreed that to the extent the Fund invests in an ETF advised by PGIM Investments (“PGIM ETF”), the Manager will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2026, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2026, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

Global High Yield	$383,038,427	$391,754,996

High Yield Bond	219,882,929	236,514,767

Short Duration High Yield Opportunities	250,696,109	252,801,552

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2026, is presented as follows:

PGIM Credit Closed-End Funds 209

Notes to Financial Statements (continued)

Global High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)

$5,796,853	$182,607,473	$182,216,655	$—	$—	$6,187,671	6,187,671	$274,043	$—

High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF

$15,596,440	$ —	$12,835,723	$(93,820)	$ 52,499	$2,719,396	53,020	$596,984	$ —

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wa)

$ 6,449,489	$132,440,670	$131,282,433	$ —	$ —	$ 7,607,726	7,607,726	$292,203	$ —

$22,045,929	$132,440,670	$144,118,156	$(93,820)	$52,499	$10,327,122		$889,187	$ —

Short Duration High Yield Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF

$15,843,032	$ —	$ 15,837,168	$(105,714)	$99,850	$ —	—	$477,682	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wa)

$10,289,495	$149,988,791	$157,851,481	$ —	$ —	$2,426,805	2,426,805	$374,390	$—

$26,132,527	$149,988,791	$173,688,649	$(105,714)	$99,850	$2,426,805		$852,072	$—

(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year ended July 31, 2026, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

Global High Yield (a)	$7,843	$(7,843)

High Yield Bond (a)	(269,605)	269,605

Short Duration High Yield Opportunities	—	—

(a)	Prior year post financial statement adjustments.

For the year ended July 31, 2026, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Global High Yield	$38,409,947	$—	$13,200,265	$51,610,212

High Yield Bond	31,172,388	—	10,819,822	41,992,210

Short Duration High Yield Opportunities	26,794,678	—	5,181,603	31,976,281

For the year ended July 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Global High Yield	$35,642,453	$—	$15,930,862	$51,573,315

High Yield Bond	32,836,200	—	9,079,951	41,916,151

Short Duration High Yield Opportunities	26,462,891	—	5,513,390	31,976,281

As of July 31, 2026, there were no accumulated undistributed earnings on a tax basis for each fund.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of July 31, 2026 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Global High Yield	$635,887,955	$28,920,969	$(41,883,688)	$(12,962,719)

High Yield Bond	463,750,033	16,898,743	(32,760,940)	(15,862,197)

Short Duration High Yield Opportunities	440,772,879	8,813,636	(28,372,345)	(19,558,709)

PGIM Credit Closed-End Funds 211

Notes to Financial Statements (continued)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, investment in partnership and mark-to-market receivables and payables.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2026 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized

Global High Yield	$186,012,000	$—

High Yield Bond	122,996,000	—

Short Duration High Yield Opportunities	24,506,000	1,672,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2026 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of July 31, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares

Global High Yield	17,970	0.04%

High Yield Bond	17,739	0.05

Short Duration High Yield Opportunities	7,677	0.03

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:

Global High Yield	—	—%

High Yield Bond	—	—

Short Duration High Yield Opportunities	—	—

Fund	Number of Shareholders	Percentage of Outstanding Shares

Unaffiliated:

Global High Yield	6	69.2%

High Yield Bond	7	75.2

Short Duration High Yield Opportunities	7	79.7

For the reporting period ended July 31, 2026, the Global High Yield and High Yield Bond Funds issued shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $210 million and $200 million, respectively. The Funds will pay interest in the amount of 0.85% plus the daily Secured Overnight Financing Rate (“SOFR”) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest expense and/or Other borrowing fees and expenses. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund indicated below utilized the credit facility during the year ended July 31, 2026. The average balance outstanding is for the number of days the Fund utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2026

Global High Yield	$100,000,000	4.69%	365	$100,000,000	$100,000,000

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for

PGIM Credit Closed-End Funds 213

Notes to Financial Statements (continued)

any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the year ended July 31, 2026, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks or result in cyber security incidents that implicate personal data.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, will depend on the ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Appropriate derivatives may not be available in all circumstances for risk management or other purposes for which the Fund seeks to use them. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce

PGIM Credit Closed-End Funds 215

Notes to Financial Statements (continued)

inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on

PGIM Credit Closed-End Funds 217

Notes to Financial Statements (continued)

the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains

PGIM Credit Closed-End Funds 219

Notes to Financial Statements (continued)

over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets

PGIM Credit Closed-End Funds 221

Notes to Financial Statements (continued)

and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In September 2026, the FASB issued Accounting Standards Update (ASU) 2026-03, Fair Value Measurement (Topic 820): Investment Companies with Equity Securities Subject to Contractual Sale Restrictions. The ASU requires investment companies to incorporate contractual sale restrictions into the fair value measurement of affected equity securities and disclose the amount of any related valuation discount. The guidance is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. Management is currently evaluating the impact of adopting this guidance on its financial statements.

11.	Subsequent Event

The Funds’ management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of July 31, 2026 except as discussed below.

Dividends to shareholders: On August 31, 2026, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on September 30, 2026, October 30, 2026 and November 30, 2026, respectively, to shareholders of record on September 10, 2026, October 15, 2026 and November 12, 2026, respectively. The ex-dates are September 10, 2026, October 15, 2026 and November 12, 2026, respectively.

PGIM Credit Closed-End Funds 223

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Global High Yield Fund, Inc. and PGIM High Yield Bond Fund, Inc., the Board of Trustees of PGIM Short Duration High Yield Opportunities Fund and Shareholders of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund (hereafter collectively referred to as the “Funds”) as of July 31, 2026, the related statements of operations and cash flows for the year ended July 31, 2026, the statements of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2026, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2026 and each of the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian, transfer agents, issuers of privately held securities, brokers and agent banks; when replies were not received from transfer agents, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 24, 2026

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

For the year ended July 31, 2026, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD); and 4) interest dividends that are eligible to be treated as interest income in accordance with Section 163(j):

	QDI	DRD	IRD	163(j)

Global High Yield	0.00%	0.00%	26.89%	71.12%

High Yield Bond	1.16	0.00	49.04	67.95

Short Duration High Yield Opportunities	0.00	0.00	50.90	77.11

In January 2027, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2026.

PGIM Credit Closed-End Funds 225

Other Information

PGIM GLOBAL HIGH YIELD FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in high yield fixed income instruments of companies and governments located around the world, including emerging markets. Under normal circumstances, at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of global high yield fixed income instruments with varying maturities and other investments (including derivatives) with similar economic characteristics. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. This 80% investment policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. The term “Investable Assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund may invest in instruments of any duration or maturity.

The Fund expects to invest in at least four countries (including the United States) and approximately 40% of its Investable Assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund’s investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund’s Investable Assets. Such investments include fixed income instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund invests in securities of emerging market countries. The Fund may invest in fixed income instruments that are denominated in U.S. dollars or foreign currencies.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Fund considers fixed income instruments to include bonds, debentures, notes, commercial paper floating rate or variable rate instruments and other similar types of debt instruments, as well as, loan participations and assignments, money market instruments, payment-in-kind securities, and derivatives related to or referencing these types of instruments.

Under circumstances, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality at the time of investment.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in loan participations and assignments.

The Fund may invest in issuers who are in default at the time of purchase.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in credit default swaps, interest rate swaps and foreign currency forwards contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.

PGIM Credit Closed-End Funds 227

Other Information (continued)

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

PGIM Credit Closed-End Funds 229

Other Information (continued)

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2023 Annual Report.

PGIM HIGH YIELD BOND FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval.

Investment Policies. Under normal circumstances, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield bonds that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. For the purposes of this policy, “bonds” include all fixed income securities, other than preferred stock, and “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. This 80% investment policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund without stockholder approval and after providing holders of Common Stock with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “investable assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund.

Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.

The Fund may not invest in municipal debt obligations (except for temporary defensive measures), asset-backed securities (including collateralized debt obligations but excluding collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term “asset-backed security” as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Under circumstances, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

The Fund may invest in issuers who are in default at the time of purchase.

Under normal circumstances, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality.

Under circumstances, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of

PGIM Credit Closed-End Funds 231

Other Information (continued)

a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

PGIM Credit Closed-End Funds 233

Other Information (continued)

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2023 Annual Report.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report.

Investment Objective. The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade, or considered by the Subadviser to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Under normal circumstances, the Fund will invest at least 80% of its Investable Assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. For purposes of this policy, “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. This 80% investment policy is a non-fundamental policy and may be changed by the Board without shareholder approval upon providing the Fund’s shareholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “Investable Assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any preferred shares or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any Common Shares and preferred shares issued by the Fund. Although the Fund may invest in instruments of any duration or maturity, under normal circumstances, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage, of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration and/or maturity, however, may be longer at any time or from time to time depending on market conditions.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities.

In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to high credit risk.

The Fund’s fixed income instruments include bonds, debentures, notes, commercial paper, fixed or variable floating rate instruments, and other similar types of debt instruments, as well as preferred stock, bank loans, participations and assignments, securitized credit investments, structured product securities and related instruments, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

The Fund may invest in junk bonds. Additionally, the Fund may only invest up to 10% of its Investable Assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO), or considered by the Subadviser to be of comparable quality at the time of investment, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular instruments is stronger than would otherwise be indicated by such low ratings. The Fund may invest in issuers who are in default at the time of purchase. Such instruments are subject to very high credit risk.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of approximately three years or less and a weighted average maturity of approximately five

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Other Information (continued)

years or less. The Fund’s weighted average portfolio duration or weighted average maturity, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Under normal circumstances, the Fund may invest up to 20% of its Investable Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Under normal circumstances, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or are considered by the Subadviser to be of comparable quality.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivative instruments will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments), options thereon and credit-linked notes. Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares of beneficial interest (“Common Shares”). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding shares of preferred shares, voting separately by class. In each case, a majority of the Fund’s outstanding Common Shares and/or preferred shares, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the Common Shares and/or preferred shares, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding Common Shares and/or preferred shares, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

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Other Information (continued)

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or bank loans, participations and assignments or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Declaration of Trust or By-laws Amendment

There have not been changes in the Fund’s Declaration of Trust or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders since the Fund’s 2023 Annual Report.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Principal Risk Factors

There have been no material changes to the principal risk factors since each Fund’s 2023 Annual Report.

A Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objective.

The following is a summary description of principal risks of investing in each Fund. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. Different risks may be more significant at different times depending on market conditions. The order of the below risk factors does not indicate the significance of any particular risk factor.

“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

PGIM Credit Closed-End Funds 239

Other Information (continued)

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s Manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks or result in cyber security incidents that implicate personal data.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal

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Other Information (continued)

system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be elevated. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the

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Other Information (continued)

Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the

Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s

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Other Information (continued)

total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the

Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries

PGIM Credit Closed-End Funds 247

Other Information (continued)

directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities

Portfolio Management

Robert Cignarella, Robert Spano, Brian Clapp, Michael Gormally and Brian Lalli are primarily responsible for management of each Fund.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Dividend Reinvestment Plan

Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date. Otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

PGIM Credit Closed-End Funds 249

Other Information (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

PGIM Credit Closed-End Funds 251

Other Information (continued)

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

Supplemental Proxy Information

An Annual Meeting of Stockholders of PGIM Global High Yield Fund, Inc. was held on June 17, 2026.

At such meeting, stockholders voted with respect to the election of Class II Directors. The results of the voting are as follows:

Election of Directors Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	26,610,492	5,465,396	572,446
Keith F. Hartstein	26,677,131	5,399,354	571,849
Grace C. Torres	26,817,754	5,276,148	554,432

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026	31,689,234	443,393	515,710

***

An Annual Meeting of Stockholders of PGIM High Yield Bond Fund, Inc. was held on June 17, 2026.

At such meeting, stockholders voted with respect to the election of Class II Directors. The results of the voting are as follows:

Election of Directors Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	22,410,219	3,665,615	498,417
Keith F. Hartstein	22,386,072	3,691,836	496,343
Grace C. Torres	22,188,367	3,885,922	499,962

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

PGIM Credit Closed-End Funds 253

Supplemental Proxy Information (continued)

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026	25,820,717	332,425	411,604

***

An Annual Meeting of Shareholders of PGIM Short Duration High Yield Opportunities Fund was held on June 17, 2026.

At such meeting, shareholders voted with respect to the election of Class II Trustees. The results of the voting are as follows:

Election of Trustees Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	16,311,864	5,325,550	108,669
Keith F. Hartstein	16,338,413	5,293,289	114,381
Grace. C. Torres	16,440,082	5,193,343	112,658

Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Trustees of the Fund.

Also at the meeting, shareholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2026	20,029,273	1,647,991	68,821

Management of the Fund (unaudited)

Information about the Directors of PGIM Global High Yield Fund, Inc. (“GHY”) and PGIM High Yield Bond Fund, Inc. (“ISD”) and the Trustees of PGIM Short Duration High Yield Opportunities Fund (“SDHY”) (collectively referred to herein as “Board Members”), and the Officers of the Funds, is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 102	Formerly, Chief Executive Officer and President, The Joyce Foundation (charitable foundation) ( 2002-2024); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	ISD and GHY: Since 2013 (Class I) (Not a Trustee of SDHY)

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 103	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Formerly, Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	ISD, GHY and SDHY: Since Fund Inception (Class II)

PGIM Credit Closed-End Funds

Management of the Fund (continued)

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans 1960 Board Member Portfolios Overseen: 103	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	ISD and GHY: Since 2017 SDHY: Since Fund Inception (Class III)

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 103	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	ISD and GHY: Since 2013 SDHY: Since Fund Inception (Class II)

Brian K. Reid 1961 Board Member Portfolios Overseen: 103	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	ISD and GHY: Since 2018 SDHY: Since Fund Inception (Class I)

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 103	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	ISD and GHY: Since 2014 SDHY: Since Fund Inception (Class II)

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 103	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; Senior Managing Director, Head of Global Wealth Division for PGIM (since March 2026); formerly Chief Operating Officer for PGIM Investments LLC (January 2012 – January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute – Board of Governors (since May 2012).	None.	ISD, GHY and SDHY: Since Fund Inception (Class I)

PGIM Credit Closed-End Funds

Management of the Fund (continued)

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 154	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Managing Director, Board Governance of PGIM Global Wealth (since March 2026); formerly Senior Vice President, Global Product Management and Marketing (“2006-2026”) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	ISD, GHY and SDHY: Since Fund Inception (Class III)

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since Fund Inception

Patricia Flynn 1968 Chief Compliance officer	Chief Compliance Officer (since May 2026) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; Vice President of Compliance at Prudential Financial Inc. (since March 2022); formerly Chief Compliance & Risk Officer at Intech Investments (November 2005 to March 2022) and Assistant Regional Director of Examinations, Branch Chief, and Examiner for the U.S. Securities & Exchange Commission, Miami Regional Office (October 1994 to November 2005).	Since 2026

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since Fund Inception

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	ISD and GHY: Since 2020 SDHY: Since Fund Inception

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Corporate Counsel (since March 2026) of Prudential; formerly Director and Corporate Counsel (February 2017-March 2026) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	ISD and GHY: Since 2020 SDHY: Since Fund Inception

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	ISD and GHY: Since 2020 SDHY: Since Fund Inception

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since 2023

PGIM Credit Closed-End Funds

Management of the Fund (continued)

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since 2023

Christian J. Kelly 1975 Chief Financial Officer	Managing Director, Head of Registered Products Fund Operations (since March 2026), Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018 -2026) of PGIM Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Executive Director, RIC Fund Administration (since March 2026), Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Lana Lomuti 1967 Assistant Treasurer	Senior Director, RIC Fund Administration (since March 2026), Assistant Secretary (since April 2014) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2007-2026) within PGIM Investments Fund Administration.	ISD and GHY: Since 2014 SDHY: Since Fund Inception

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Senior Director, RIC Tax (since March 2026), Assistant Secretary (since October 2019) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Elyse M. McLaughlin 1974 Assistant Treasurer	Executive Director, RIC Fund Administration (since March 2026), Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Robert W. McCormack 1973 Assistant Treasurer	Senior Director, RIC Fund Administration (since March 2026), Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Vice President (2019-2026) within PGIM Investments Fund Administration.	Since 2023

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

•

The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

•	The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and
•

The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Real Estate Fund Inc., PGIM Private Credit Fund, PGIM Partners Group Private Markets Multi-Asset Fund and PGIM Credit Income Fund).

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Credit investment group (“PGIM Credit”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Credit unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Credit and PGIML. The Board noted that PGIM Credit and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Credit and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Credit, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM

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Investments’, PGIM Credit’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Credit, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Credit and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Credit and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Credit, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Credit, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Credit, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2025.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2025. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global High Yield Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Credit investment group (“PGIM Credit”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Credit unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Credit and PGIML. The Board noted that PGIM Credit and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’

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senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Credit and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Credit, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Credit’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Credit’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Credit and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Credit and PGIML

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Credit and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Credit and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Credit and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Credit, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Credit and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Credit and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2025.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2025. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total

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expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Short Duration High Yield Opportunities Fund (the “Fund”) consists of seven individuals, five of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Credit investment group (“PGIM Credit”) and PGIM Limited (“PGIML”). PGIM Credit and PGIML are collectively referred to herein as the “subadviser.” In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, through its PGIM Credit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its

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consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Credit and PGIML. The Board noted that PGIM Credit and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Credit and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Credit, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Credit’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Credit, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Credit and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

the Fund benefits from the services provided by PGIM Investments, PGIM Credit and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Credit, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Credit, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the

Visit our website at pgim.com/closed-end-fund-documents

benefits derived by PGIM Investments, PGIM Credit, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2025. The Board considered that the Fund commenced operations on November 25, 2020 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2025. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one- and three- year period and underperformed over the five-year period.

PGIM Credit Closed-End Funds

Approval of Advisory Agreements (continued)

●

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparison is a better measure for evaluating Fund performance in light of the Fund’s shorter duration profile as compared to peers.

●

The Board noted PGIM Investments’ assertion that the Fund has demonstrated competitive benchmark-relative results, outperforming on a gross basis over the 1-and/or 3-year trailing periods 100% of the time since inception.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at pgim.com/closed-end-fund-documents

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information in accordance with applicable law. These measures include but are not limited to computer safeguards and secured files and buildings. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Categories of Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you indirectly, such as through third parties, such as employers, credit bureaus, and other financial institutions. Collectively, this personal information includes, for example:

●	Personal Identifiers: Name, address, email address, telephone number, other contact information, and Government ID
●	Financial and Employment Information: Employment and occupation, demographic, income, and financial information, transaction history
●	Information related to Health: Information related to health for insurance applications & products
●

Consumer Reports & Third-Party Data: Consumer reports from consumer reporting agencies, participant information from organizations that purchase products or services from us for the benefit of their membersor employees

●	Biometric and Sensory Data: Video and audio recordings, and biometric data
●	Internet or Network Activity: Information gathered from your internet or network activity
●	Internal Investigations: Information gathered as part of internal investigations

We do not control the accuracy of information outside sources give us. If you want to make any changes to information we receive from others about you, you must contact those sources.

Using Your Personal Information

We may use the categories of personal information listed above for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you, administrating your products, account, or policy, running our business, and processing claims and other transactions
●	Strategic planning and effectuating certain business relationships and partnerships
●	Business research and analysis
●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law or to comply with applicable laws

Disclosing Your Personal Information

We may disclose the categories of personal information listed above, including information about your transactions and experiences, for the following:

●	We share information among Prudential companies and with non-Prudential companies that provide services for our business needs, such as account/policy administration and marketing.
●	Limited information may be shared with business partners and service providers to manage business partnerships.
●	We may disclose your information to another financial institution if you consent to transfer your account or policy.
●	We share information as permitted or required by law, including with law enforcement and regulators, in response to subpoenas, and to prevent fraud.
●	For products obtained through an employer or organization-sponsored plan, we disclose information as allowed by the plan agreement or our agreement with you.
●	We may share consumer report information among Prudential companies, including information from credit reports and other sources, but you can limit this sharing as described in this notice.

We do not share your personal information or phone number with non-Prudential companies for their marketing or text messaging purposes without your consent. We may tell you about a product or service other companies offer and, if you respond, that company will know we selected you to receive the information. Prudential companies may contact you via text messaging only with your prior express written consent.

Note: PGIM, Inc. and its affiliates do not sell or share Personal Information but may disclose it internally and to carefully vetted business partners and contractors, who are contractually obligated to protect your data. These third parties are thoroughly assessed to ensure they provide adequate data protection before any partnership is established.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose or share your personal information among Prudential companies and with other non-affiliated companies for servicing and administration purposes or where such disclosures are made as permitted by law.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc. ; Prudential Annuities Distributors, Inc. ; Pruco Securities, LLC; PGIM, Inc. ; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC; High Peak Innovations, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 01/01/26
D6021

∎ MAIL Computershare P.O. Box 43078 Providence, RI 02940-3078	∎ MAIL (OVERNIGHT) Computershare 150 Royall Street Suite 101 Canton, MA 02021	∎ TELEPHONE (800) 451-6788 ∎ WEBSITE pgim.com/closed-end-fund-documents

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES Ellen S. Alberding (GHY and ISD) ● Kevin J. Bannon ● Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Patricia Flynn, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER(S)	PGIM Credit	655 Broad Street Newark, NJ 07102

	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	P.O. Box 43078 Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Ropes & Gray LLP	191 North Wacker Drive, 32nd Floor Chicago, IL 60606

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES

Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, a member of the Board’s Audit Committee, is an “audit committee financial expert” and is “independent” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2026 and July 31, 2025, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $51,105 and $49,139, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(c) Tax Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(d)	All Other Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2026	Fiscal Year Ended July 31, 2025
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2026, and July 31, 2025 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Barry H. Evens, Brian K. Reid, and Keith F. Hartstein.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract - Included as part of the report to stockholders filed under Item 1 of this Form.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING This item describes the practices of PGIM Credit regarding voting client securities, including proxy voting and other actions related to securities held in client accounts.

Proxy Voting Policy and Procedures

PGIM’s policy is to vote proxies in the best interests of its clients and based on the clients’ expressed priorities, if any. In the case of pooled accounts, PGIM’s policy is to vote proxies in the best interests of the pooled account.

The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process. PGIM generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest can arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM. When PGIM identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

How to Obtain Information Regarding Proxy Voting

Any client may obtain a copy of PGIM’s proxy voting policy, guidelines, and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies –

As of July 31, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Credit. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is an Executive Director and a high yield portfolio manager for PGIM Credit’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Michael Gormally is an Executive Director, and portfolio manager and trader for PGIM Credit’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Brian Lalli is an Executive Director and portfolio manager for PGIM Credit’s U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.

Robert Spano, CFA, CPA, is a Managing Director and a high yield portfolio manager for PGIM Credit’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2026.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Fund Ownership column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Fund Ownership
Robert Cignarella, CFA	11 / $33,881,471,579	9 / $9,503,672,229	41 / $15,695,270,143	None
	0 / $0	1 / $471,008,258	4 / $1,427,489,843
Brian Clapp, CFA	10 / $31,805,316,004	9 / $9,503,672,229	41 / $15,695,270,143	$100,001 - $500,000
	0 / $0	1 / $471,008,258	4 / $1,427,489,843
Michael Gormally	10 / $31,805,316,004	9 / $9,503,672,229	41 /$15,695,270,143	None
	0 / $0	1 / $471,008,258	4 /$1,427,489,843
Brian Lalli	10 / $31,805,316,004	9 / $9,503,672,229	41 /$15,695,270,143	None
	0 / $0	1 / $471,008,258	4 /$1,427,489,843
Robert Spano, CFA, CPA	10 / $31,805,316,004	9 / $9,503,672,229	41 /$15,695,270,143	$50,001 - $100,000
	0 / $0	1 / $471,008,258	4 /$1,427,489,843

Compensation and Conflicts Disclosure:

COMPENSATION. The base salary of an investment professional in the PGIM Credit investment group within PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Credit is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, long term equity awards, and grants under PGIM’s long term incentive plans, is based on such person’s contribution to PGIM’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, and is determined through a holistic, discretionary assessment of multiple quantitative and qualitative factors, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not determined solely or predominantly based on the performance of, or value of assets in, any single account or group of client accounts.

PGIM Limited has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Limited staff and “material risk takers” (including those that are based outside the United Kingdom) of investment sub group of PGIM Limited.

An investment professional’s annual cash bonus is awarded after consideration of both corporate and individual performance and paid from an annual incentive pool. The pool is determined based on the overall financial performance of PGIM and allocated to investment groups by reference to their contribution to PGIM’s financial performance, investment performance, and success against key strategic initiatives.

Long term compensation consists of Prudential Financial, Inc. (“Prudential Financial”) restricted stock, and if applicable, grants under the long term incentive plan, grants under the targeted long term incentive plan, and, in connection with certain private funds, participation in carried interest or other performance based remuneration. The long term incentive plan is intended to align compensation with investment performance. The targeted long term incentive plan is intended to align the interests of certain of PGIM’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long term incentive plan and targeted long term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM’s investment strategies. With respect to targeted long term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based, as applicable, on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. In addition, certain investment professionals receive carried interest or other performance based remuneration in connection with specific private funds or mandates, the terms of which are governed by the applicable fund or vehicle documentation. Select senior investment professionals also receive awards of Prudential Financial common stock, including through restricted stock awards or performance based equity awards, designed to align their interests with the long term financial performance of Prudential Financial. Each of the restricted stock awards, grants under the long term incentive plans, performance based equity awards, and carried interest arrangements is subject to applicable vesting, forfeiture, and other conditions.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM is subject to various conflicts of interest in the ordinary course of its business. PGIM strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM follows the policies of Prudential Financial on business ethics, personal securities trading, and information barriers. PGIM has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM’s side-by-side management of multiple accounts gives rise to other conflicts of interest. The following conflicts of interest apply, directly and/or indirectly, to PGIM Credit in connection with side-by-side management.

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Performance Fees – PGIM manages accounts with asset-based fees alongside accounts with performance-based fees. This side by side management creates an incentive for PGIM and its investment professionals to favor one account over another. Specifically, PGIM has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. Additionally, for new accounts or those “ramping up” where fees are not charged until the account reaches a certain size, PGIM has an incentive to allocate investments to increase and accelerate its fees.

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Affiliated Accounts – PGIM manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, PGIM’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for PGIM’s affiliate. In addition, PGIM’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM. PGIM has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates. Furthermore, affiliated clients and certain other clients request and receive greater transparency, operational support, training, or other resources, in each case as permitted under applicable law. For example, representatives of Prudential Financial, the general account of The Prudential Insurance Company of America (“PICA”) and accounts of other affiliates that are responsible for assessing Prudential Financial’s enterprise investment risk have access to information about PGIM’s assets under management, including for third parties, that is not made available to unaffiliated clients unless required by applicable law. This information does not include specific unaffiliated client identifying information or portfolio information for clients that have prohibited PGIM from sharing such information with affiliates.

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Larger Accounts/Higher Fee Strategies - Larger account clients typically generate more revenue than do smaller accounts or clients and certain of PGIM’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM (or which it believes would generate more revenue in the future).

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Long Only and Long/Short Accounts - PGIM manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM has conflicts of interest in determining the timing and direction of investments.

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Securities of the Same Kind or Class - PGIM sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that could be different. Although such pricing differences could appear as preferences for one client over another, PGIM’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

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Investment at Different Levels of an Issuer’s Capital Structure - There are times when PGIM invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer or where investors receive substitute securities in a reorganization or corporate action. This could also occur where different clients invest in different parts of a corporate structure (such as an issuer and its parent or subsidiary), in obligations secured by different collateral, or in separate investments made at different times in the same issuer. Additionally, PGIM could invest certain client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy, or other features that conflict with one another. In some cases - particularly with private securitized products and asset-based finance investments where clients own all or a significant portion of the outstanding securities or obligations - PGIM has input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default or involuntary bankruptcy proceedings. Conflicts can arise both at the time an investment is made and over the life of the investment, including where PGIM makes follow-on or additional investments in an issuer, or structures a new investment, with awareness of existing investments held by other clients or affiliated accounts. In negotiating the terms and conditions of an investment, or any subsequent amendments, actions, or waivers, PGIM could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict, including where an investment is structured and the proceeds are used, in whole or in part, to pay down or refinance existing positions in the same issuer held by other clients or affiliated accounts. In addition, decisions over consent solicitation, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default, involuntary bankruptcy proceedings, or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders.

There will be times when PGIM refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM determines to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial Interests of Investment Professionals - PGIM investment professionals from time to time invest in certain investment vehicles that it manages, including exchange-traded funds (“ETFs”), mutual funds, private funds and (through a retirement plan) collective investment trusts. Certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM’s long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM investment professionals have financial interests in accounts managed by PGIM and/or that are related to the performance of certain client accounts.

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Firm-Provided Financing and Forgivable Loan Arrangements: From time to time, PGIM provides financing to certain investment professionals to facilitate their participation in private funds that PGIM manages, including through forgivable loan arrangements that constitute additional compensation. These arrangements could reduce the personal capital at risk for such professionals and therefore incentivize them to accept greater investment risk or to favor these funds in investment or product recommendations. Any credit, repayment, or loss risk associated with such financings is borne by PGIM and does not impact the assets, performance, or returns of any client account or fund.

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Non-Discretionary/Limited Discretion Accounts - PGIM provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients can be disadvantaged if PGIM delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client might not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM is prohibited from sharing information because, for example, the information is non-public.

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Co-Investments - From time to time, PGIM offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that PGIM is making for its clients (including funds that it manages). Co-investment opportunities may be offered to current clients, investors in PGIM funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.

Generally, PGIM’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to PGIM from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts PGIM manages by such potential Co-Investor. Other factors PGIM considers in deciding whether or not to grant co-investment rights include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of PGIM or its products; (ii) their assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM of offering a co-investment opportunity to such potential Co-Investor.

PGIM has the ability to grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those offered to its other clients and investors. For example, such terms could include:

Management fees and/or incentive compensation (including carried interest) that are reduced or waived;

Rights to participate in follow-on investments; and

With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by their other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.

Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to PGIM’s other clients. This presents a conflict of interest in allocating investment opportunities because PGIM can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than it otherwise would because of the potential commercial benefit to them from the co-investment relationship.

Transactions Involving Affiliates - Certain client accounts, from time to time, engage in transactions with PGIM’s affiliates. These transactions include purchasing investments from or through affiliated entities, investing alongside affiliates in certain investments (such as co-lending transactions), or investing in entities in which affiliates hold interests. In all such cases, PGIM will comply with applicable fiduciary and legal requirements, including, where applicable, making a good-faith determination that such transactions are conducted on terms and conditions consistent with those available from an unaffiliated third party in an arm’s-length transaction.

For certain transactions, such as participations in promissory notes held by Prudential Financial affiliates (including the general account of insurance company affiliates), the terms will be established in a manner designed to ensure that the investor is treated fairly, taking into account all relevant facts and circumstances and the commercial understanding of the parties.

Reliance on Affiliates for Critical Information - For certain accounts and/or funds, PGIM relies on affiliated entities for important information, including asset valuations, accounting information, and risk metrics. Differences in methodologies, judgments, or opinions among PGIM, its affiliates, and its clients could affect portfolio management decisions and reporting and give rise to potential conflicts of interest.

Side Letters - PGIM has entered into side letters with respect to certain of the private funds that it manages, and might do so with respect to funds that it manages in the future. Such side letters grant such investors (including affiliated accounts) terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters with “most favored nation” (MFN) provisions granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund’s investments. PGIM could have multiple side letters with respect to a single fund, each with a different investor. PGIM, in its sole discretion, shall determine whether a client meets the necessary criteria and characterization to elect terms or rights under any such MFN provision. Except as otherwise agreed with a client, PGIM is not required to disclose the terms of its side letters with other investors or clients.

Hedging – PGIM sometimes hedges a portion of the investments it manages for one client while not hedging a similar investment in the same issuer for another client. Consequently, the two similar investments (inclusive of the hedge) might have different economic values as a result of the hedge which could influence PGIM’s management of the investments, including the timing of the disposition of the investments.

How PGIM Addresses These Conflicts of Interest.

PGIM has established policies and procedures to address conflicts of interest that can arise from managing different types of client accounts. PGIM’s approach includes regular oversight, trade allocation reviews, and compliance monitoring to detect and manage potential conflicts. As part of this process, PGIM’s compliance group periodically conducts supervisory reviews of new issue allocations and related documentation to confirm adherence to PGIM policies. Additionally, PGIM utilizes committees or independent reviewers for certain funds to help resolve issues transparently and in the best interests of all clients. PGIM’s primary objective is to act in good faith and fulfill its fiduciary duties, making investment decisions independently and for the benefit of each client.

Conflicts Related to PGIM’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM, Inc. and PGIM Limited are part of a diversified, global financial services organization. PGIM is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. In addition, certain PGIM employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM invests client assets in funds and other products that it or its affiliates manage or sub-advise, which, if applicable, include collateralized loan obligations (“CLOs”) or similar vehicles. In these situations, PGIM could be considered to have a financial incentive to favor affiliated funds or products over those managed by unaffiliated parties. Investments in such affiliated vehicles can benefit PGIM and/or its affiliates by increasing assets under management and fees PGIM or its affiliates receive. Additionally, PGIM or its affiliates, in certain instances, have authority to take actions on behalf of client accounts that could result in additional fees being paid to PGIM or its affiliates. For example, actions taken with respect to CLOs—including decisions regarding restructuring or resetting such vehicles—create circumstances where fees are earned for an extended period. In some cases, clients hold significant interests in these vehicles, which could provide PGIM or its affiliates with the ability to influence decisions that could result in additional fees. While PGIM may offset, rebate, or otherwise reduce its fees for investments in affiliated funds or products, these measures do not always eliminate the conflict, as PGIM still has incentives to favor affiliated options. Further, if PGIM’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM could have an incentive to allocate client assets to such funds to facilitate the redemption of its affiliates’ interests. From time to time, PGIM also invests cash collateral from securities lending in some affiliated vehicles.

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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM has arrangements where PGIM compensates affiliated parties for client referrals. PGIM also has arrangements with an affiliated entity or person which provide for payments to an affiliate if certain investments by others are made in certain of PGIM’s products or if PGIM establishes certain other advisory relationships. These investments benefit both PGIM and its affiliates through increasing assets under management and fees.

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Conflicts Related to Co-investment by Affiliates. PGIM affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund could be more liquid at the time of the affiliate’s redemption than it is at times when other investors wish to withdraw all or part of their interests.

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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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PGIM could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM manages. In certain instances, PGIM provides assistance in connection with this hedging activity.

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM and other affiliates of PGIM at times have financial interests in, or with, companies whose securities or related instruments PGIM holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM or to the Prudential Financial enterprise. At any time, these interests and relationships could be inconsistent or in conflict with positions held or actions taken by PGIM on behalf of its client accounts. For example:

•	PGIM invests in the securities of one or more clients for the accounts of other clients.

•	PGIM’s affiliates sell various products and/or services to certain companies whose securities PGIM purchases and sells for its clients.

•	PGIM invests in the debt securities of companies whose equity is held by affiliates.

PGIM’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM invests in some of the same issuers for its client accounts. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at Different Levels of an Issuer’s Capital Structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

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To the extent permitted by applicable law, PGIM can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM’s interest in having the debt repaid creates a conflict of interest. PGIM has adopted a refinancing policy to address this conflict.

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Certain of PGIM’s affiliates’ directors or officers are directors or officers of issuers in which PGIM invests from time to time. These issuers could also be service providers to PGIM or its affiliates.

•	In addition, PGIM can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

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At times, PGIM is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM does not purchase securities issued by Prudential Financial for client accounts.

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In certain instances, PGIM’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM would generally be unable to invest in, divest securities of or share investment analyses regarding companies or other securities issuers for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

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PGIM faces conflicts of interest in determining whether to accept MNPI. For example, PGIM has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities, or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities. In addition, as a result of PGIM’s integrated business structure and its work with affiliated entities, including interactions among investment groups within PGIM, it might from time to time become exposed to MNPI in connection with advisory or related activities conducted for or alongside affiliates.

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PGIM’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM or Prudential Financial if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance or PGIM’s ability to exercise certain rights typically associated with an investment.

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Legal and regulatory constraints could limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM might allocate these opportunities in a manner that excludes some accounts, even if they could benefit.

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PGIM advises a range of clients, including closed-end management investment companies registered under the Investment Company Act of 1940 or regulated as business development companies (“PGIM Regulated Funds”). When PGIM identifies an investment opportunity that aligns with the objectives of multiple clients—including PGIM Regulated Funds and other PGIM Credit clients—it may seek to have these clients invest together. However, the Investment Company Act and related SEC rules place strict limitations on “joint transactions”—that is, situations where two or more affiliated entities invest together and negotiate terms beyond price—which are generally prohibited unless the SEC grants an exemptive order. PGIM has obtained such an exemptive order from the SEC (the “Co-Investment Order”). This order allows PGIM to coordinate co-investments among certain PGIM Regulated Funds and other clients under specific conditions. Despite this exemption, regulatory requirements can still limit PGIM’s flexibility. For example, PGIM cannot always allocate investments in different parts of a company’s capital structure among all interested clients, and certain clients may be excluded from specific investments. Compliance with the Co-Investment Order can also reduce individual allocations or delay investment execution. PGIM has established policies and controls to address these regulatory requirements, but it cannot eliminate all limitations or conflicts. The Co-Investment Order does not guarantee that every client will be able to participate in each opportunity or that investments will always be successful. In practice, allocating opportunities among a broader group of clients may reduce individual allocations and slow the investment process.

Conflicts Related to Investment Consultants. Many of PGIM’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM also has independent business relationships with investment consultants.

PGIM provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM often responds to requests for proposals in connection with those searches.

Other interactions PGIM has with investment consultants include the following:

•	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

•	it invites investment consultants to events or other entertainment hosted by PGIM;

•	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

•	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM retains third party advisors and other service providers to provide various services for PGIM as well as for funds that PGIM manages or sub-advises. Some service providers provide services to PGIM Credit or one of its funds while also providing services to other PGIM or PGIM Limited units, other PGIM or PGIM Limited advised funds, or affiliates of PGIM or PGIM Limited, and negotiate rates in the context of the overall relationship. PGIM can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM could be viewed as having an incentive to provide higher valuations. PGIM has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM’s internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

In certain cases, when PGIM manages a client account and serves as securities lending agent and/or engage in reverse repurchase transactions for the account, PGIM is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM has an incentive to select the option that generates higher proceeds for itself.

Conflicts Related to Long Term Compensation. As a result of the long term incentive plan, targeted long term incentive plan, carried interest arrangements, and equity based compensation awards, PGIM’s portfolio managers and other investment professionals from time to time have financial interests related to the investment performance of some, but not all, of the accounts or investment vehicles they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM’s long term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a limited number of its investment strategies is covered under PGIM’s targeted long term incentive plan. Further, for certain PGIM investment professionals, participation interests in the targeted long term incentive plan or carried interest arrangements can constitute a significant percentage of their total long term compensation. These compensation arrangements could create potential conflicts of interest by providing investment professionals with an economic incentive to favor certain strategies, investment vehicles, or accounts over others. To address these potential conflicts, PGIM has procedures, including trade allocation procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies, and restrictions.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There could be an incentive for PGIM’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM employees creates a conflict when they are trading the same securities or types of securities as PGIM trades on behalf of its clients. This conflict is mitigated by PGIM’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM’s personal conflicts of interest and outside business activities policy, and may be restricted or denied if conflicts cannot be managed. Actual and potential conflicts of interest are analyzed during such approval process. PGIM could be restricted from trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activities, obtains material, non-public information regarding an issuer.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2) Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM High Yield Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 24, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2026